As filed with the Securities and Exchange Commission on August 5, 2005

Securities Act File No. __-_____
Investment Company Act File No. 811-7660

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)
|X|	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
| |	Pre-Effective Amendment No.
| |	Post-Effective Amendment No.
and
|X|	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|X|	AMENDMENT NO. 7

THE MASSACHUSETTS HEALTH & EDUCATION
TAX-EXEMPT TRUST
Exact Name of Registrant as Specified in Charter

P.O. Box 9011, Princeton, New Jersey 08543-9011
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(609) 282-2800
Registrant’s Telephone Number, including Area Code

c/o Fund Asset Management, L.P.
Attn: Andrew J. Donohue
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Geoffrey R.T. Kenyon, Esq. Goodwin Procter LLP Exchange Place Boston, Massachusetts 02109	Frank P. Bruno, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019

        Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)

Auction Preferred Shares, $.01 par value	200 shares	$50,000	$10,000,000	$1,177

(1)	Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.

        Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

CROSS REFERENCE SHEET
Pursuant to Rule 495(a)

	Item Number, Form N-2	Caption in Prospectus
PART A
1.	Outside Front Cover	Cover Page
2.	Inside Front and Outside Back Cover Pages	Cover Page; Outside Back Cover
3.	Fee Table and Synopsis	Not Applicable
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Use of Proceeds; Underwriting; Management of the Trust; The Auction
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds Use of Proceeds; Investment Objective and Policies
8.	General Description of the Registrant	The Trust; Capitalization; Portfolio Composition; Investment Objective and Policies; Certain Trading and Investment Strategies; Risk Factors and Special Considerations
9.	Management	Management of the Trust
10.	Capital Stock, Long Term Debt and Other Securities	The Trust; Capitalization; Description of APS; Description of Common Shares; Certain Provisions in the Agreement and Declaration of Trust; Taxes; Rating Agency Guidelines; The Auction
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

Caption in SAI
PART B
14.	Cover Page	Cover Page
15.	Table of Contents	Cover Page
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Fundamental Investment Restrictions
18.	Management	Trustees and Officers
19.	Control Persons and Principal Holders of Securities	Trustees and Officers
20.	Investment Advisory and Other Services	Investment Advisory and Management Arrangements
21.	Brokerage Allocation and Other Practices	Portfolio Transactions
23.	Tax Status	Taxes
24.	Financial Statements	Financial Statements

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Dated August 5, 2005

$10,000,000

The Massachusetts Health & Education Tax-Exempt Trust

Auction Preferred
Shares
200 Shares, Series B
Liquidation Preference $50,000 Per Share

        The Massachusetts Health & Education Tax-Exempt Trust (the “Trust”) is a closed-end, non-diversified management investment company. The Trust’s investment objective is to seek as high a level of current income exempt from both regular Federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in “investment grade” tax-exempt obligations issued on behalf of Massachusetts not-for-profit health and education institutions (as defined herein). The Trust may invest up to 20% of its total assets in municipal obligations that are rated below investment grade (commonly known as “junk” bonds) or, if unrated, are considered by the Trust’s investment adviser to possess similar credit characteristics. There can be no assurance that the Trust’s investment objective will be realized.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. The Trust’s statement of additional information, dated July    , 2005, contains further information about the Trust and is incorporated herein by reference (legally considered to be part of this prospectus), and the table of contents of the statement of additional information appears on page 44 of this prospectus. A copy of the statement of additional information and copies of the Trust’s semi-annual and annual reports may be obtained without charge by writing to the Trust at its address at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling the Trust at (800) 543-6217. In addition, you may request other information about the Trust or make shareholder inquiries by calling the Trust toll-free at (800) 543-6217. In addition, the Securities and Exchange Commission maintains a website (http://sec.gov) that contains the statement of additional information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission. The Trust does not maintain a website.

        Certain capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of the statement of additional information.

        Investing in the Auction Preferred Shares (the “APS”) involves certain risks that are described in the “Risk Factors and Special Considerations” section beginning on page _ of this prospectus. The minimum purchase amount for the APS is $50,000.

	Per Share	Total
Public offering price	$50,000	$10,000,000
Underwriting discount	$ 500	$ 100,000
Proceeds, before expenses, to the Trust (1)	$49,500	$ 9,900,000
(1)	The estimated offering expenses payable by the Trust are $150,000.

        The public offering price per share will be increased by the amount of any accumulated dividends, if any, from the date the shares are first issued.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        One certificate for the Series B APS will be ready for delivery to the nominee of The Depository Trust Company on or about             , 2005.

Merrill Lynch & Co.

The date of this prospectus is August    , 2005.

TABLE OF CONTENTS

Prospectus Summary	1
Risk Factors and Special Considerations	8
Financial Highlights	15
The Trust	16
Use of Proceeds	16
Capitalization	16
Portfolio Composition	17
Investment Objective and Policies	18
Other Investment Policies	26
Description of APS	30
The Auction	34
Rating Agency Guidelines	36
Investment Advisory, Management and Administration Arrangements	38
Taxes	39
Description of Capital Shares	40
Custodian	42
Underwriting	42
Transfer Agent, Dividend Disbursing Agent and Registrar	43
Legal Matters	43
Independent Registered Public Accounting Firm and Experts	43
Additional Information	43
Table of Contents of Statement of Additional Information	45
Glossary	46

        Information about the Trust can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

        You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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PROSPECTUS SUMMARY

        This summary is qualified in its entirety by reference to the detailed information included in this prospectus and the statement of additional information.

The Trust	The Massachusetts Health & Education Tax-Exempt Trust is a non-diversified, closed-end management investment company.

The Offering	The Trust is offering a total of 200 shares of Auction Preferred Shares, Series B (the “APS”), at a purchase price of $50,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The shares of APS are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as underwriter.

The APS will be preferred shares of the Trust that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described below, each dividend period for the APS following the Initial Dividend Period will be seven days. The applicable dividend for a particular dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period.

Investors and potential investors in shares of APS may participate in auctions for the APS through participating broker-dealers.

Generally, APS investors will not receive certificates representing ownership of their shares. Ownership of APS will be maintained in book-entry form by the securities depository (The Depository Trust Company) or its nominee for the account of the investor’s Agent Member (generally the investor’s broker-dealer). The investor’s Agent Member, in turn, will maintain records of such investor’s beneficial ownership of APS.

Investment Objective and Policies	The Trust’s investment objective is to seek as high a level of current income exempt from both regular Federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. There can be no assurance that the Trust will achieve its investment objective.

The Trust seeks to achieve its investment objective by investing primarily in tax-exempt obligations (including bonds, notes and capital lease obligations) issued on behalf of Massachusetts not-for-profit health and education institutions (“Massachusetts Health & Education Obligations”). The Trust is subject to certain restrictions and investment policies which require it under normal market conditions, (i) to invest at least 80% of its total assets in Massachusetts Health & Education Obligations, (ii) to invest at least 80% of its total assets in obligations that are deemed to be “investment grade,” and (iii) to invest its assets so that, during any fiscal year, at least 80% of the income generated by the Trust will be exempt from regular Federal income taxes and Massachusetts personal income taxes and from the Federal alternative minimum tax.

The issuers of Massachusetts Health & Education Obligations include, but are not limited to, the Massachusetts Health and Educational Facilities Authority (“HEFA”), the Massachusetts Development Finance Agency (“MDFA”), the University of Massachusetts Building Authority, the Massachusetts State College Building Authority, and the Commonwealth of Massachusetts (the “Commonwealth”). However, Massachusetts Health & Education Obligations generally constitute an obligation of the not-for-profit institution on whose behalf the securities are issued, and not of the Commonwealth or any of its agencies or instrumentalities.

The Trust also may invest up to 20% of its total assets in other municipal obligations which are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is

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excludable from gross income for Federal income tax purposes, in the opinion of bond counsel to the issuer, but do not enable shares of the Trust to be exempt from Massachusetts personal income taxes (“Municipal Obligations”). As used in this prospectus, “Massachusetts Municipal Obligations” are Massachusetts Health & Education Obligations and other municipal obligations bearing interest that, in the opinion of bond counsel to the issuer, is exempt from both regular Federal income taxes and Massachusetts personal income taxes. See “Investment Objective and Policies.” Unless otherwise noted, the term “Municipal Obligations” also includes Massachusetts Municipal Obligations.

No assurance can be given that the Trust’s investment objective will be realized. The Trust is not intended to be a complete investment program and investors should consider their long term investment goals and current financial needs when making an investment decision with respect to the Trust.

Maturity. The average maturity of the Trust’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by Fund Asset Management, L.P., the Trust’s investment adviser (the “Investment Adviser”). The Trust intends to invest primarily in long term Massachusetts Municipal Obligations. However, the Trust also may invest in Massachusetts Municipal Obligations with shorter maturities.

Investment Grade Municipal Obligations. Under normal market conditions, the Trust invests at least 80% of its total assets in Municipal Obligations that are rated investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”) (BBB or higher by Standard & Poor’s (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”)) or in unrated bonds considered by the Investment Adviser to be of comparable quality.

Non-Investment Grade Municipal Obligations. Although the Trust intends to focus on investments in investment grade securities, it has the ability to invest up to 20% of its total assets in Municipal Obligations that are rated below investment grade (commonly known as “junk” bonds) by the NRSROs (Ba or lower by Moody’s or BB or lower by S&P or Fitch) or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Trust. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. The Trust will not, however, invest in any securities rated lower than B by S&P or Moody’s, or any unrated security unless such unrated security is, in the opinion of the Investment Adviser, comparable to securities rated at least B.

Indexed and Inverse Floating Rate Securities. The Trust may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Trust may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Trust to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

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Hedging Transactions. The Trust may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts or swap transactions. The Trust’s hedging transactions are designed to reduce volatility, but come at some cost. For example, the Trust may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Trust must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Trust’s hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Trust is not required to hedge its portfolio and may choose not to do so. The Trust cannot guarantee that any hedging strategies it uses will work.

Swap Agreements. The Trust is authorized to enter into swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

Federal Tax Considerations. The Trust is required to invest its assets so that, during any fiscal year, at least 80% of the income generated by the Trust will be exempt from regular Federal income taxes and Massachusetts personal income taxes and from the Federal alternative minimum tax. The Trust may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Trust. See “Taxes.”

Risk Factors	Set forth below is a summary of the main risks of investing in the Trust’s APS. For a more detailed description of the main risks as well as certain other risks associated with investing in the Trust’s APS, see “Risk Factors and Special Considerations.”

•	Massachusetts Health & Education Obligations generally constitute an obligation of the not-for-profit institution on whose behalf the securities are issued, and not of the Commonwealth or any of its agencies or instrumentalities.
•	Investors should be aware of certain political, economic, regulatory and other factors that may adversely affect the financial condition of the issuers of securities in the Trust’s portfolio, and in particular issuers on behalf of not-for-profit health and education institutions.
•	The credit ratings of the APS could be reduced or terminated while an investor holds the APS, which could affect liquidity.
•	Neither broker-dealers nor the Trust are obligated to purchase shares of APS in an auction or otherwise, nor is the Trust required to redeem shares of APS in the event of a failed auction.
•	If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, APS in the auction. As a result, investors may not have liquidity of investment.
•	As a result of bidding by broker-dealers in an auction for their own account, the dividend rate that would apply at the auction may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.
•	A broker-dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an “all-hold” auction, or (iii) an applicable dividend rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the APS at the time of the auction.

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•	The relative buying and selling interest of market participants in APS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) has advised the Trust that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to this request, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff’s request, Merrill Lynch, together with certain other broker-dealers and other firms that participate in the auction rate securities market, is engaging in discussions with the Securities and Exchange Commission staff concerning its inquiry. Neither Merrill Lynch nor the Trust can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the APS or the auctions.
•	Broker-dealers have no obligation to maintain a secondary trading market in the APS outside of auctions and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the APS, and a selling stockholder may have to sell APS between auctions at a price per share of less than $50,000.
•	The Trust is a registered “non-diversified” investment company; the Trust may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Trust may invest a relatively high percentage of its assets in a limited number of issuers, the Trust may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund.
•	The Trust will issue the APS only if the APS have received a rating of AAA from S&P. Under certain circumstances, the Trust may voluntarily terminate compliance with S&P guidelines in which case the APS may no longer be rated by S&P, but the Trust will seek a rating for the APS by another substitute NRSRO.
•	The Trust is more exposed to risks affecting issuers of Massachusetts Municipal Obligations than in a municipal bond fund that invests more widely.
•	The Trust issues shares of APS, which generally pay dividends based on short term interest rates. The Trust generally will purchase Massachusetts Municipal Obligations that pay interest at fixed or adjustable rates. If market interest rates rise, this could negatively impact the value of the Trust’s investment portfolio, reducing the amount of assets serving as asset coverage for the APS. If the asset coverage becomes too low, the Trust may be required to redeem some or all of the shares of APS.
•	The amount of public information available about Massachusetts Municipal Obligations in the Trust’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may, therefore, be more dependent on the analytical abilities of the Investment Adviser than the performance of a stock fund or taxable bond fund.

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•	The Trust invests in Massachusetts Municipal Obligations, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Massachusetts Municipal Obligations generally increase when interest rates decline and decrease when interest rates increase. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Trust’s investment in that issuer.

Investment Adviser and Administrator	The Investment Adviser provides investment advisory and administrative services to the Trust. For its services, the Trust pays the Investment Adviser a monthly fee at the annual rate of 0.35 of 1% of the Trust’s average daily net assets (including any proceeds from the issuance of preferred shares). Princeton Administrators, L.P. (the “Administrator”), an affiliate of the Investment Adviser, provides administrative services to the Trust. For its services, the Trust pays the Administrator 0.15 of 1% of the Trust’s average daily net assets (including any proceeds from the issuance of preferred shares).

Dividends and Dividend Periods	Dividends on the APS will be cumulative from the date the shares are first issued and payable at the annualized cash dividend rate for the Initial Dividend Period on the Initial Dividend Payment date as follows:

Initial Dividend Rate	Initial Dividend Period Ending	Initial Dividend Payment Date
%	_____, 2005	_____, 2005

After the Initial Dividend Period, each dividend period for the APS will generally consist of seven days; provided however, that, before any auction, the Trust may decide, subject to certain limitations and only if it gives notice to holders, to declare a special dividend period of up to five years.

After the Initial Dividend Period, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on each succeeding ____ in the case of the APS.

Dividends for the APS will be paid through the securities depository (The Depository Trust Company) on each dividend payment date for the APS.

For each subsequent dividend period, the auction agent (Deutsche Bank Trust Company Americas or its successor) will hold an auction to determine the cash dividend rate on the shares of APS.

Determination of Maximum Dividend Rates	The dividend rate for the Initial Dividend Period will be ___% per annum for the APS. For each Subsequent Dividend Period, the dividend rate for the APS will be the Applicable Rate per annum that the Auction Agent (Deutsche Bank Trust Company Americas or any successor) advises the Trust results from the relevant Auction, except as provided below. The dividend rate that results from an Auction for the APS will not be greater than the Maximum Rate, which is:

(i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Applicable Percentage on such Auction Date, unless the APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient

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Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

(A) the dividend rate on the APS for the then-ending Rate Period, and

(B) the product of (x) the higher of (I) the “AA” Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (II) the “AA” Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (y) the Applicable Percentage on such Auction Date; or

(ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days, the product of (1) the highest of (x) the Reference Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (y) the Reference Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is one year or greater, and (z) the Reference Rate on such Auction Date for a Minimum Dividend Period and (2) the Applicable Percentage on such Auction Date.

The “Reference Rate” is, with respect to any Rate Period of less than one year, the higher of (i) the “AA” Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate.

The applicable Reference Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

The maximum applicable rate for the APS will depend on the credit rating assigned to the shares, the length of the dividend period and whether or not the Trust has given notification prior to the auction for the dividend period that any taxable income will be included in the dividend on the APS for that dividend period. If the Trust has given no notifications that any taxable income will be included in the dividends for that dividend period, the applicable percentages are as follows:

Prevailing Rating	Applicable Percentage
“AAA” or higher	110%
“AA”	125%
“A”	150%
“BBB”	200%
Below “BBB”	250%

Other APS	The Trust has outstanding 200 shares of Auction Preferred Shares, Series A, with a liquidation preference of $50,000 per share, plus accumulated but unpaid dividends, for an aggregate initial liquidation preference of $10,000,000 (the “Other APS”). The APS offered hereby rank on a parity with the Other APS with respect to dividends and liquidation preference.

Asset Maintenance	Under the Trust’s Certificate of Vote creating the APS (the “Certificate of Vote”), the Trust must maintain:

•	asset coverage of the APS and Other APS as required by the rating agencies that are rating the APS at the Trust’s request, and

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•	asset coverage of the APS and Other APS of at least 200% as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust estimates that, based on the composition of its portfolio at June 30, 2005, asset coverage of the APS and Other APS as required by the 1940 Act would be approximately 264% immediately after the Trust issues the shares of APS offered by this prospectus, representing approximately 38% of the Trust’s capital, or approximately 61% of the Trust’s shares of beneficial interest, immediately after the issuance of such APS.

Mandatory Redemption	If the required asset coverage is not maintained or, when necessary, restored, the Trust must redeem shares of APS at the price of $50,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared). The provisions of the 1940 Act may restrict the Trust’s ability to make such a mandatory redemption.

Optional Redemption	The Trust may, at its option, choose to redeem all or some of the shares of APS on any dividend payment date at the price of $50,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) plus any applicable premium.

Liquidation Preference	The liquidation preference (that is, the amount the Trust must pay to holders of APS if the Trust is liquidated) of each share of APS will be $50,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

Ratings	The APS will be issued with a rating of AAA from S&P or a comparable rating from another substitute NRSRO.

Voting Rights	The 1940 Act requires that the holders of APS and any other preferred shares, including the Other APS, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when dividends on the APS or any other preferred shares, including the Other APS, are unpaid for two full years. The Trust’s Agreement and Declaration of Trust and the 1940 Act require holders of APS and any other preferred shares, including the Other APS, to vote as a separate class on certain other matters.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

        An investment in the Trust’s APS should not constitute a complete investment program.

        Set forth below are the main risks of investing in the Trust’s APS.

Massachusetts Health & Education Obligations

        Payment on Massachusetts Health & Education Obligations is dependent on the credit of the applicable not-for-profit health or educational institution (“Eligible Institution”). The Trust is therefor susceptible to political, economic or regulatory factors affecting Eligible Institutions. Without intending to be complete, the following briefly summarizes some of the complex factors affecting Eligible Institutions in the health care and education sectors.

        Legislative, Regulatory and Contractual Matters Affecting Health Care Revenues. Eligible Institutions which are hospitals, nursing homes or other health care providers (“Health Care Institutions”) are subject to regulatory and administrative actions by those governmental and private agencies that administer or regulate the Medicare and Medicaid programs, and by Blue Cross, the Massachusetts Departments of Public Health, Welfare, and Medical Security, the Massachusetts Rate Setting Commission, the National Labor Relations Board, the Joint Commission on Accreditation of Healthcare Organizations, and other Federal, state and local governmental agencies and private bodies. Certain actions of these organizations could have an adverse impact on the future operations of Health Care Institutions. The health care industry is heavily regulated by Federal and state governments, with a substantial portion of revenues coming from

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governmental sources. Government revenue sources are subject to statutory and regulatory changes, administrative rulings, interpretations of policy, determinations by fiscal intermediaries, and government funding restrictions, all of which may materially increase or decrease the rates of payment and cash flow to Health Care Institutions. There is no assurance that payments made under such programs will remain at levels comparable to the present levels or be sufficient to cover all operating and fixed costs.

        In the past, there have been frequent and significant changes in the methods and standards used by government agencies to reimburse and to regulate the operations of health care providers, and there is no reason to believe that substantial additional changes will not occur in the future. For example, legislation is periodically introduced in Congress and in the Massachusetts legislature that could result in limitations on revenues, third-party payments and costs or charges or could require an increase in the quantity of indigent care necessary to maintain a Health Care Institution`s tax-exempt status or eliminate such status altogether, regardless of the level of indigent care. It is not possible to predict whether any of these proposals will be enacted or, if enacted, what effect they might have on Health Care Institutions or on related Massachusetts Health & Education Obligations held by the Trust.

        Legislation has been enacted that, over a ten-year transitional period beginning in 1992, gradually incorporates Medicare reimbursement for capital costs (largely depreciation and interest) into the Medicare prospective payment system rather than reimbursing hospitals directly for most of their actual capital costs. Prospective payment for capital costs could contribute to operating losses and impair the ability of a hospital to cover its obligations, including payments with respect to bonds held by the Trust.

        Restrictive payment policies at both the state and Federal levels have contributed to operating losses at many Health Care Institutions. In recent years, a number of hospitals in Massachusetts as well as in other states have closed or have been converted to non-acute care functions, and several Massachusetts hospitals have sought various forms of financial and administrative relief from The Commonwealth`s Acute Hospital Conversion Board.

        Increased Health Care Competition. It is likely that Health Care Institutions will face increased competition in the future from alternative delivery systems with contracts requiring discounts from charges or payment at negotiated rates.

        Sustained growth in patient volume, together with firm cost controls, are critical to a Health Care Institution`s ability to generate revenues sufficient to cover increased costs. Nevertheless, there are many limitations on a Health Care Institution`s ability to increase volume and control costs, and there can be no assurance that volume increases or expense reductions needed to maintain financial stability will occur. In addition, hospital medical/surgical beds are subject to delicensure in the event certain minimum occupancy standards (75% of licensed medical/surgical beds) are not met within certain defined time periods. Failure to meet such standards and consequent delicensure of medical/surgical beds could have an adverse effect on the financial condition of a hospital. However, the Medicare and Medicaid anti-fraud and abuse statutes, and other laws, prohibit the payment of any remuneration, directly or indirectly, in cash or in kind, to encourage or induce physicians or other health care providers or suppliers to admit patients or order services or equipment. As tax-exempt organizations, many Health Care Institutions are limited with respect to their use of practice income guarantees, reduced rent on medical office space, low interest loans, joint venture programs, and other means of recruiting and retaining physicians.

        In recent years, Health Care Institutions have increased nursing and professional salaries significantly. These salary increases generally exceed the rate of inflation and have exceeded, and may continue to exceed, any future increases in rates of reimbursement.

        Other Health Care Risk Factors. In the future, the following factors, among others, may adversely affect the operations of Health Care Institutions, to an extent that cannot be determined at this time:

•	Adoption of legislation establishing a national health program;
•	Efforts by insurers and governmental agencies to reduce the utilization of hospital facilities and limit the cost of hospital and physician services;

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•	Effort by employers to reduce the costs of health insurance by having employees bear a greater portion of their health care costs;
•	Reduced need for hospitalization or the service arising from medical and scientific advances;
•	Changes in the Federal and state statutory regulatory support for hospital recovery of the costs of delivering health care;
•	Increases in cost and limitation of availability of any insurance, such as malpractice, fire, automobile and general comprehensive liability, that hospitals generally carry (including the possibility of retroactive increases in insurance premiums with respect to existing policies);
•	Increases in the cost of malpractice insurance paid by physicians, which could lead certain physicians to retire or reduce the scope of their medical practice;
•	Reductions or material changes in Federal research funding;
•	Developments affecting the Federal or state tax-exempt status of not-for-profit hospitals.

        Educational Sector Risk Factors. The credit-worthiness of educational institutions may be adversely affected by demographic factors which tend to result in a decreasing number of applicants. A decreasing applicant pool tends to increase competition for applicants among colleges and universities and may constrain the ability of institutions to raise tuition rates. Educational institutions may also face financial problems due to lower state and Federal support, debt from previous expansions of physical plant and higher payroll and other costs.

        Budget problems faced by The Commonwealth of Massachusetts and the nation as a whole may have an adverse impact upon colleges and universities in Massachusetts, particularly public institutions. In particular, state imposed tuition limits and requirements to remit excess monies back to The Commonwealth may adversely affect state colleges and universities.

        Educational institutions are dependent upon contributions, which tend to decrease during periods of general economic decline. In addition, future changes in tax laws could make it more difficult for such institutions to solicit donations.

Auction – Related Risks

        Investors in APS should consider the following factors:

•	Neither broker-dealers nor the Trust are obligated to purchase shares of APS in an auction or otherwise, nor is the Trust required to redeem shares of APS in the event of a failed auction.
•	If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, APS in the auction. As a result, investors may not have liquidity of investment.
•	Broker-dealers may submit orders in auctions for the APS for their own account. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by broker-dealers in an auction, the dividend rate that would apply at the auction may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.
•	A broker-dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an “all-hold” auction, or (iii) an applicable dividend rate that the broker-dealer believes, in its sole

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discretion, does not reflect the market for the APS at the time of the auction. A broker-dealer may, but is not obligated to, advise owners of APS that the dividend rate that would apply in an “all-hold” auction may be lower than would apply if owners submit bids and such advice, if given, may facilitate the submission of bids by owners that would avoid the occurrence of an “all-hold” auction.
•	The relative buying and selling interest of market participants in APS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.
•	Merrill Lynch has advised the Trust that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to this request, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff’s request, Merrill Lynch, together with certain other broker-dealers and other firms that participate in the auction rate securities market, is engaging in discussions with the Securities and Exchange Commission staff concerning this inquiry. Neither Merrill Lynch not the Trust can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the APS or the auctions.

Secondary Market

        Broker-dealers have no obligation to maintain a secondary trading market in the APS outside of auctions and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market. The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may have to sell APS between auctions at a price per share of less than $50,000.

Rating Agencies

        The credit ratings of the APS could be reduced or terminated while an investor holds the APS, which could affect liquidity. The Trust will issue the APS only if the APS have received a rating of AAA from S&P or a comparable rating from another substitute NRSRO. As a result of such rating the Trust will be subject to guidelines of S&P or another substitute NRSRO that may issue ratings for its preferred shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Trust of certain portfolio management techniques or investments. The Trust does not expect these guidelines to prevent the Investment Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies. Also, under certain circumstances, the Trust may voluntarily terminate compliance with S&P in which case the APS may no longer be rated by S&P, the Trust will seek a rating for the APS by another substitute NRSRO.

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Interest Rate Risk and APS

        The Trust issues shares of APS, which generally pay dividends based on short term interest rates. The Trust generally will purchase Massachusetts Municipal Obligations that pay interest at fixed or adjustable rates. If short term interest rates rise, dividend rates on the shares of APS may rise so that the amount of dividends paid to the holders of shares of APS exceeds the income from the Trust’s portfolio securities. Because income from the Trust’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the shares of APS, dividend rates on the shares of APS would need to greatly exceed the Trust’s net portfolio income before the Trust’s ability to pay dividends on the shares of APS would be jeopardized. If market interest rates rise, this could negatively impact the value of the Trust’s investment portfolio, reducing the amount of assets serving as asset coverage for the APS. If the asset coverage becomes too low, the Trust may be required to redeem some or all of the shares of APS.

Interest Rate and Credit Risk

        The Trust invests in Massachusetts Municipal Obligations, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Massachusetts Municipal Obligations generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Trust’s use of leverage by the issuance of preferred shares and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Trust’s portfolio will decline in value if interest rates increase in the future. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Market Risk and Selection Risk

        Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Trust management selects will underperform the bond market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Reinvestment Risk

        Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the Trust’s yield, return or the market price of the common shares.

Non-Diversification

        The Trust is registered as a “non-diversified” investment company. This means that the Trust may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Trust may invest a relatively high percentage of its assets in a limited number of issuers, the Trust may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund. Even as a non-diversified fund, the Trust must still meet the diversification requirements applicable to regulated investment companies under the Federal income tax laws.

Massachusetts Municipal Obligations

        The Trust is more exposed to risks affecting issuers of Massachusetts Municipal Obligations than in a municipal bond fund that invests more widely. The Trust does not believe that the current economic and financial conditions of Massachusetts will adversely affect the Trust’s ability to invest in high quality Massachusetts Municipal Obligations. The amount of public information available about Massachusetts Municipal Obligations in the Trust’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may, therefore, be more dependent on the analytical abilities of the Investment Adviser than the performance of a stock fund or taxable bond fund.

Non-Investment Grade Securities

        Obligations rated in the lowest investment grade category may have certain speculative characteristics. The Trust may invest up to 20% of its total assets in Municipal Obligations that are rated below investment grade or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate and credit risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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Liquidity of Investments

        Certain Massachusetts Municipal Obligations in which the Trust invests may lack an established secondary trading market or may be otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

Portfolio Strategies

        The Trust may engage in various portfolio strategies both to seek to increase the return of the Trust and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These portfolio strategies include the use of derivatives, such as indexed securities, inverse floating rate securities, options, futures, options on futures, interest rate swap transactions and credit default swaps. Such strategies subject the Trust to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Trust’s performance could suffer. Certain of these strategies, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Trust’s portfolio. The Trust is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. There can be no assurance that the Trust’s portfolio strategies will be effective. Some of the derivative strategies that the Trust may use to seek to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Trust’s risk of loss.

General Risks Related to Derivatives

        Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Trust may invest in a variety of derivative instruments for investment purposes, hedging purposes or to seek to increase its return, such as options, futures contracts and swap agreements. The Trust may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Trust also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Trust’s costs associated with the dividend payments on the preferred shares, including the APS. The Trust also may invest in certain derivative products that pay tax-exempt income interest via a trust or partnership through which the Trust holds interests in one or more underlying long term municipal securities. The Trust’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index). If the Trust invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in Massachusetts Municipal Obligations, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Trust and/or the tax-exempt nature of the dividends paid by the Trust.

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        Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Swaps

        Swap agreements are types of derivatives. In order to seek to hedge the value of the Trust’s portfolio, to hedge against increases in the Trust’s cost associated with the dividend payments on its outstanding preferred stock, including the APS, or to seek to increase the Trust’s return, the Trust may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect Trust performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Trust is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Taxability Risk

        The Trust intends to minimize the payment of taxable income to shareholders by investing in Massachusetts Municipal Obligations and other tax-exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined for Federal income tax purposes to pay, or to have paid, taxable income subsequent to the Trust’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Trust pay taxes on the affected interest income, and, if the Trust agrees to do so, the Trust’s yield on its common shares could be adversely affected. A determination that interest on a security held by the Trust is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders, including holders of APS, to be taxable to those shareholders in the year of receipt. The Trust will not pay an Additional Dividend (as defined herein) to a holder of APS under these circumstances. The Trust may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Trust to the Federal alternative minimum tax.

Market Disruption

        The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. The continued threat of similar attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Trust’s portfolio securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Trust’s APS. Non-investment grade securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for the non-investment grade securities markets.

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FINANCIAL HIGHLIGHTS

        The following Financial Highlights table is intended to help you understand the Trust’s financial performance for the periods shown. Certain information reflects financial results for a single common or preferred share of the Trust. The total returns in the table represent the rate an investor would have earned or lost on an investment of common shares of beneficial interest (“Common Shares”) of the Trust (assuming reinvestment of all dividends). The information with respect to the fiscal years ended December 31, 2000 to December 31, 2004 has been audited by                     whose report for the fiscal year ended December 31, 2004, along with the financial statements of the Trust, is included in the Trust’s 2004 Annual Report, which is incorporated by reference herein. The information with respect to the six months ended June 30, 2005 is unaudited and is included in the Trust’s 2005 Semi-Annual Report, which is incorporated by reference herein. You may obtain a copy of the 2004 Annual Report and the 2005 Semi-Annual Report at no cost by calling (800) 543-6217 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

The following per share data and ratios have been derived from information provided in the financial statements.

Increase (Decrease) in Net Asset Value:	For the six months ended June 30, 2005
			For the Year Ended December 31,
			2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Per Share Operating Performance
Net asset value, beginning of year	$ 13.74		$ 13.91	$ 13.76	$ 13.25	$ 13.17	$ 12.45	$ 14.06	$ 13.90	$ 13.01	$ 13.24	$ 11.32
Investment income — net	.39		.82 †	.93 †	.94 †	.94 †	.90 †	.89 †	.88 †	.88 †	.88†	.84
Realized and unrealized gain — net	.41		.08	.07	.42	.03	.73	(1.63)	0.16	0.89	(0.27)	1.94
Dividends and distributions to Preferred Shareholders:
Investment income — net	(.03)		(.03)	(.03)	(.05)	(.11)	(.15)	(.12)	(.14)	(.14)	(.13)	(.15)
Realized gain — net	—		(.01)	—	—	—	—	—	—	—	—	—

Total from investment operations.	.77		.86	.97	1.31	.86	1.48	(.86)	.90	1.63	.48	2.63

Less dividends and distributions to Common Shareholders:
Investment income — net	(.39)		(.87)	(.82)	(.80)	(.78)	(.76)	(.75 )	(.74)	(.74)	(.71)	(.69)
Distributions in excess of net investment income	—		—	—	—	—	—	—	—	—	—	(.02)
Realized gain — net	—		(.16)	—	—	—	—	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(.39)		(1.03)	(.82)	(.80)	(.78)	(.76)	(.75)	(.74)	(.74)	(.71)	(.71)

Net asset value, end of year	$ 14.12		$ 13.74	$ 13.91	$ 13.76	$ 13.25	$ 13.17	$ 12.45	$ 14.06	$ 13.90	$13.01	$ 13.24

Market price per share, end of year	$ 14.70		$ 16.24	$ 15.26	$ 13.48	$ 13.60	$ 12.75	$11.50	$14.88	$13.938	$12.13	$11.125

Total Investment Return
Based on market price per share	(6.97	%)‡	14.29%	20.11%	5.10%	13.01%	17.78%	(18.23%)	12.05%	21.63%	15.61%	14.12%

Ratios Based on Average Net Assets of Common Shares††
Total expenses, net of reimbursement and/or custodian fee reduction	1.31	%*	1.45%	1.16%	1.19%	1.18%	1.29%	1.27%	1.24%	1.26%	1.32%	1.58%

Total expenses	1.31	%*	1.45%	1.16%	1.20%	1.20%	1.30%	1.28%	1.28%	1.32%	1.34%	1.95%

Total investment income — net	5.69	%*	5.97%	6.74%	7.00%	7.02%	7.16%	6.68%	6.27%	6.57%	6.86%	6.75%

Supplemental Data
Net assets applicable to
Common Shares, end of year (in thousands).	$33,001		$32,076	$32,390	$31,996	$30,727	$30,500	$28,830	$32,503	$32,081	$30,034	$30,549

Preferred Shares Outstanding, end of year (in thousands)	$10,000		$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000

Portfolio turnover	6.05%		20.70%	26.17%	35.56%	12.69%	7.90%	32%	28%	20%	44%	28%

Leverage
Asset Coverage per $1,000	$ 4,300		$ 4,208	$ 4,239	$ 4,200	$ 4,073	$ 4,050	$ 3,883	$4,250	$ 4,208	$ 4,003	$ 4,055

Liquidation preference per share	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000

Average market value per share †††	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000

*	Annualized.
†	Based on average shares outstanding.
††	Do not reflect the effect of dividends to Preferred Shareholders.
†††	Based on monthly market value per share.
‡	Aggregate total investment return.

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THE TRUST

        The Massachusetts Health & Education Tax-Exempt Trust (the “Trust”) is a closed-end, non-diversified management investment company. The Trust commenced investment operations on July 30, 1993 after an initial public offering of its Common Shares. As of June 30, 2005, the Trust had 2,337,586 Common Shares and 200 Other APS issued and outstanding. The Common Shares, the APS and the Other APS are sometimes collectively referred to herein as the “Shares” and holders of such Shares as the “Shareholders.”

        The Trust was organized as a Massachusetts business trust on April 20, 1993, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

        The Board of Trustees of the Trust may at any time consider a merger, consolidation or other form of reorganization of the Trust with one or more other investment companies advised by the Investment Adviser that have similar investment objectives and policies as the Trust. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Trustees and, if the Trust is the acquired fund, the shareholders of the Trust. See “Description of Capital Shares — Certain Provisions of the Declaration of Trust and By-laws.”

USE OF PROCEEDS

        The net proceeds of this offering will be approximately $9,750,000 after payment of offering expenses (estimated to be approximately $150,000) and the deduction of the underwriting discount.

        The net proceeds of the offering will be invested in accordance with the Trust’s investment objective and policies within approximately three months after completion of this offering, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax-exempt securities. See “Investment Objective and Policies.”

CAPITALIZATION

        The following table sets forth the unaudited capitalization of the Trust as of June 30, 2005 and as adjusted to give effect to the issuance of the shares of APS offered hereby.

	Actual	As Adjusted
Preferred shares, par value $.01 per share (unlimited number of shares authorized, 200 shares of Other APS issued and outstanding at $50,000 per share liquidation preference, plus accumulated but unpaid dividends; 400 shares of APS and Other APS authorized, issued and outstanding, as adjusted, at $50,000 per share liquidation preference)	$10,000,000	$20,000,000

Common shares, par value $.01 per share (unlimited shares authorized, 2,337,586 shares issued and outstanding)	$23,376	$23,376

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Paid-in capital in excess of par value	$29,811,437	$29,561,437
Undistributed investment income — net	408,481	408,481

Undistributed realized capital gains — net	184,723	184,723
Unrealized appreciation — net	2,573,168	2,573,168

Net assets	$33,001,185	$32,751,185

PORTFOLIO COMPOSITION
(Unaudited)

        As of June 30, 2005, approximately 99.31% of the market value of the Trust’s portfolio was invested in long term and intermediate term municipal obligations and approximately 0.69% of the market value of the Trust’s portfolio was invested in short term tax-exempt securities. The following table sets forth certain information with respect to the composition of the Trust’s long term investment portfolio as of June 30, 2005.

Moody’s*	S&P	Number of Issues	Value (in thousands)	Percent
Aaa	AAA	19	$15,027	34.99%
Aa	AA	7	7,181	16.72
A	A	6	5,010	11.67
Baa	BBB	12	8,650	20.14
Ba	BB	2	1,394	3.25
NR**	NR**	8	5,682	13.23

Total		51	$42,944	100%

*	Ratings: Using the higher of Moody’s or S&P ratings on the Trust’s investments. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings.
**	Not Rated.

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INVESTMENT OBJECTIVE AND POLICIES

        The Trust’s investment objective is to seek as high a level of current income exempt from both regular Federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. There can be no assurance that the Trust will achieve its investment objective.

Portfolio Investments

        The Trust seeks to achieve its investment objective by investing primarily in tax-exempt obligations (including bonds, notes and capital lease obligations) issued on behalf of Massachusetts not-for-profit health and education institutions (“Massachusetts Health & Education Obligations”). The Trust is subject to certain restrictions and investment policies which require it, under normal market conditions (i) to invest at least 80% of its total assets in Massachusetts Health & Education Obligations, (ii) to invest at least 80% of its total assets in obligations that are deemed to be “investment grade,” (iii) to invest its assets so that, during any fiscal year, at least 80% of the income generated by the Trust will be exempt from regular Federal income taxes and Massachusetts personal income taxes and from the Federal alternative minimum tax. Policy (iii) is considered fundamental and may not be changed without the approval of a majority of the outstanding common shares and outstanding preferred shares of the Trust (including the APS and Other APS), voting as a single class and a majority of the outstanding preferred shares of the Trust (including APS and Other APS), voting as a separate class, within the meaning of the 1940 Act, i.e., a vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Policies (i) and (ii) may be changed by the Board of Trustees of the Trust without shareholder approval, provided that at least 60 days’ prior written notice must be given to shareholders of any change in policy (i).

        The issuers of Massachusetts Health & Education Obligations include, but are not limited to, the Massachusetts Health and Educational Facilities Authority (“HEFA”), the Massachusetts Development Finance Agency (“MDFA”), the University of Massachusetts Building Authority, the Massachusetts State College Building Authority, and the Commonwealth of Massachusetts (the “Commonwealth”). However, Massachusetts Health & Education Obligations generally constitute an obligation of the not-for-profit institution on whose behalf the securities are issued, and not of the Commonwealth or any of its agencies or instrumentalities.

        The Trust also may invest up to 20% of its total assets in other municipal obligations which are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for Federal income tax purposes, in the opinion of bond counsel to the issuer, but do not enable shares of the Trust to be exempt from Massachusetts personal income taxes (“Municipal Obligations”). As used in this prospectus, “Massachusetts Municipal Obligations” are Massachusetts Health & Education Obligations and other municipal obligations bearing interest that, in the opinion of bond counsel to the issuer, is exempt from both regular Federal income taxes and Massachusetts personal income taxes. Unless otherwise noted, the term “Municipal Obligations” also includes Massachusetts Municipal Obligations.

        The Trust may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to an alternative minimum tax. See “Taxes.” The percentage of the Trust’s total assets invested in PABs will vary from time to time.

        The Trust will consider securities to be “investment grade” if they are rated at the time of purchase within the four highest quality ratings as determined by either S&P (currently AAA, AA, A and BBB), Moody’s (currently Aaa, Aa, A and Baa) or Fitch (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Massachusetts Municipal Obligations or other Municipal Obligations with respect to the foregoing requirements, the Investment Adviser takes into account the municipal bond insurance as well as the nature of any letters of credit or similar credit

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enhancement to which particular Municipal Obligations are entitled and the creditworthiness of the financial institution that provided such municipal bond insurance or credit enhancement. Consequently, if Municipal Obligations are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, the Investment Adviser may consider such Municipal Obligations to be equivalent to securities rated AAA- or Aaa-, as the case may be, even though such Municipal Obligations would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. See Appendix B — “Description of Municipal Obligation Ratings” to the statement of additional information. If unrated, such securities will possess credit-worthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest.

        All percentage and ratings limitations on securities in which the Trust may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Trust’s initial investment in such security. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.

        The net asset value of the common shares of a closed-end investment company, such as the Trust, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Trust.

        The Trust intends to invest primarily in long term Massachusetts Municipal Obligations with maturities of more than ten years. However, the Trust also may invest in Massachusetts Municipal Obligations with shorter maturities. The average maturity of the Trust’s portfolio securities will vary based upon the Investment Adviser’s assessment of economic and market conditions. As of June 30, 2005, the weighted average maturity of the Trust’s portfolio was approximately 22.92 years.

        The Trust ordinarily does not intend to realize significant investment income not exempt from Federal income taxes. From time to time, the Trust may realize taxable capital gains.

        Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Obligations for investment by the Trust.

Risk Factors and Special Considerations Relating to Municipal Obligations

        The risks and special considerations involved in investment in Municipal Obligations vary with the types of instruments being acquired. Investments in non-municipal tax-exempt securities may present similar risks, depending on the particular product. Certain instruments in which the Trust may invest may be characterized as derivative instruments. See “Description of Municipal Obligations” and “—Hedging Transactions — Financial Futures Transactions and Options.”

        The value of Municipal Obligations generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Obligations or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Obligations in which the Trust invests.

Description of Massachusetts Health & Education Obligations

        Many Massachusetts Health & Education Obligations are bonds issued on behalf of an Eligible Institution in connection with the construction of new facilities, the renovation of physical plants, or the refinancing of existing indebtedness, with each series of bonds corresponding to a separate project or group of projects for a particular Eligible Institution.

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        Massachusetts Health & Education Obligations are payable typically only from revenues provided by the applicable Eligible Institution. In the case of pooled financing, each participating Eligible Institution typically is responsible for its pro rata portion of the total obligation. Accordingly, payment on each series is dependent entirely upon the credit of the applicable Eligible Institution and in certain circumstances, by a municipal bond insurance policy, letter of credit or other credit enhancement obtained by such institution. The general funds of the Commonwealth are generally not pledged to Massachusetts Health & Education Obligations. The Health & Education Facilities Authority Act specifically provides that bonds issued by the Health & Education Facilities Authority shall not be deemed to constitute a debt, liability or pledge of the faith and credit or the taxing power of The Commonwealth of Massachusetts or any political subdivision thereof. Massachusetts Health & Education Obligations generally do not in any way create a moral obligation of the Commonwealth or of any political subdivision thereof to pay debt service on such securities in the event of default by the applicable Eligible Institution.

        The yields on Massachusetts Health & Education Obligations are dependent upon a variety of factors, including the condition of the general money market and the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, the credit-worthiness of the applicable Eligible Institution and the rating of the issue.

Description of Municipal Obligations

        Set forth below is a detailed description of the Municipal Obligations in which the Trust may invest. Information with respect to ratings assigned to tax-exempt obligations that the Trust may purchase is set forth in Appendix B to the statement of additional information. Obligations are included within the term Municipal Obligations if the interest paid thereon is excluded from gross income for Federal income tax purposes in the opinion of bond counsel to the issuer.

        Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Obligations may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Obligations are “general obligation” and “revenue” bonds, which latter category includes PABs.

        General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

        Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such

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as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

        PABs. The Trust may purchase PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. Other than the general requirement that at least 80% of the income generated by the Trust be exempt from regular Federal income taxes and Massachusetts personal income taxes and from the Federal alternative minimum tax, the Trust has not established any limit on the percentage of its portfolio that may be invested in PABs. The Trust may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Trust’s common shares. See “Taxes.”

        Moral Obligation Bonds. The Trust also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

        Municipal Lease Obligations. Also included within the general category of Municipal Obligations are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

        Indexed and Inverse Floating Rate Securities. The Trust may invest in Municipal Obligations (and non-municipal tax-exempt securities) that yield a return based on a particular index of value or interest rates. For example, the Trust may invest in municipal Obligations that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Obligations also may be based on the value of the index. To the extent the Trust invests in these types of Municipal Obligations, the Trust’s return on such Municipal Obligations will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Obligations may also be based on relative changes among particular indices. Also, the Trust may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short term tax-exempt interest rate index). The Trust may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Trust may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

        When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Trust may purchase or sell securities that it is entitled to receive on a when issued basis. The Trust may also purchase or sell securities on a delayed delivery basis. The Trust may also purchase or sell

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securities through a forward commitment. These transactions involve the purchase or sale of securities by the Trust at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Trust enters into the commitment and the value of the securities will thereafter be reflected in the Trust’s net asset value. The Trust enters into these transactions to obtain what is considered an advantageous price to the Trust at the time of entering into the transaction. The Trust has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Trust purchases securities in these transactions, the Trust segregates liquid securities in an amount equal to the amount of its purchase commitments.

        There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Trust’s purchase price. The Trust may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        Call Rights. The Trust may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Obligations, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

        “Junk” Bonds. The Trust may invest up to 20% of its total assets in non-investment grade securities that are rated below Baa by Moodys or below BBB by S&P or Fitch or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. The Trust will not, however, invest in any securities rated lower than B by S&P or Moody’s, or any unrated security unless such unrated security is, in the opinion of the Adviser, comparable to securities rated at least B. See Appendix B in the statement of additional information for additional information regarding ratings of Municipal Obligations. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Trust. The major risks in junk bond investments include the following:

•	Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
•	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
•	Junk bonds frequently have call or redemption features that permit an issuer to repurchase the security from the Trust before it matures. If an issuer redeems the junk bonds, the Trust may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
•	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Trust’s portfolio securities than in the case of securities trading in a more liquid market.

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The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

        Yields. Yields on Municipal Obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Trust to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Trust invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Obligations and the obligations of the issuer of such Municipal Obligations may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

        The Trust may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Trust’s use of hedging strategies is intended to reduce the volatility of the net asset value of the Trust’s common shares, the net asset value of the Trust’s common shares will fluctuate. No assurance can be given that the Trust’s hedging transactions will be effective. The Trust only may engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Trust has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the APS are rated by S&P, the Trust’s use of options and certain financial futures and options thereon will be subject to the limitations described under “Rating Agency Guidelines.”

        Financial Futures and Options Transactions. The Trust is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Obligations against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Trust’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Trust’s investment policies and limitations. To hedge its portfolio, the Trust may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

        Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, while short-term capital gains from these transactions are taxed at ordinary income rates. See “Taxes.”

        A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

        The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any

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time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

        The Trust deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

        The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

        The Trust may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. The Trust may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

        The Trust also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Adviser should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Obligations in which the Trust invests to make such hedging appropriate.

        Futures Strategies. The Trust may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Obligations resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Obligations and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Trust’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Obligations. As such values decline, the value of the Trust’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Trust’s Municipal Bond investments that are being hedged. While the Trust will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Obligations. In addition, the ability of the Trust to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Trust. Employing futures as a hedge also may permit the Trust to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

        When the Trust intends to purchase Municipal Obligations, the Trust may purchase futures contracts as a hedge against any increase in the cost of such Municipal Obligations resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Obligations and the futures contracts, subsequent increases in the cost of Municipal Obligations should be reflected in the value of the futures held by the Trust. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

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        Call Options on Futures Contracts. The Trust may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust will purchase a call option on a futures contract to hedge against a market advance when the Trust is not fully invested.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust’s portfolio holdings.

        Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Trust will purchase a put option on a futures contract to hedge the Trust’s portfolio against the risk of rising interest rates.

        The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Obligations which the Trust intends to purchase.

        The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

        Under regulations of the CFTC, the futures trading activity described herein will not result in the Trust being deemed a “commodity pool” and the Trust need not be operated by a person registered with the CFTC as a “commodity pool operator.”

        When the Trust purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

        Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Trust will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

        The particular Municipal Obligations comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Trust. As a result, the Trust’s ability to hedge effectively all or a portion of the value of its Municipal Obligations through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Obligations held by the Trust. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as

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compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Obligations held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Obligations held by the Trust may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

        The Trust expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. In such situations, if the Trust has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Trust’s ability to hedge effectively its investments in Municipal Obligations. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Trust will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

        The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Trust or such rates move in a direction opposite to that anticipated, the Trust may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Trust’s total return for such period may be less than if it had not engaged in the hedging transaction.

        Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of a broker with whom the Trust has an open position in a financial futures contract. Because the Trust will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Trust’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Trust or decreases in the price of securities the Trust intends to acquire.

        The amount of risk the Trust assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OTHER INVESTMENT POLICIES

        The Trust has adopted certain other policies as set forth below.

Temporary Investments

        During temporary defensive periods (e.g., times when, in the Investment Adviser`s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term obligations are available), or (subject to the policy to invest at least 80% of its total assets in Massachusetts Health & Education Obligations under normal circumstances) in order to keep cash

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on hand fully invested, the Trust may invest in high quality, short-term Massachusetts Municipal Obligations other than Massachusetts Health & Education Obligations the income on which will be exempt from both regular Federal income taxes and Massachusetts personal income taxes, or, if such securities are not available at reasonable prices and yields, in comparable temporary investments, the income on which will be subject to Massachusetts personal income taxes or to both regular Federal income taxes and Massachusetts personal income taxes. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Obligations maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust may make taxable temporary investments (i.e., those which are subject to both regular Federal income taxes or Massachusetts personal income taxes, or both) if they are U.S. Government securities or securities rated within the highest grade by S&P, and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B to the statement of additional information for a general description of S&P’s ratings of securities in such categories. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Certain Trading and Investment Strategies — Repurchase Agreements.” To the extent the Trust makes substantial temporary investments in securities the income on which is subject to regular Federal income taxes or Massachusetts personal income taxes, or both, the Trust will not at such times be in a position to achieve its investment objective.

Interest Rate Swap Transactions

        In order to seek to hedge the value of the Trust against interest rate fluctuations, to hedge against increases in the Trust’s costs associated with the dividend payments on any preferred shares, including the APS, or to seek to increase the Trust’s return, the Trust may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that the Trust enters into these transactions, the Trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Trust also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase the Trust’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

        The Trust may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Trust exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by the Trust and increase the Trust’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

        The Trust also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Trust can create a synthetic long or short position, allowing the Trust to select the most attractive part of the yield curve. An MMD Swap is a contract between the Trust and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

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        In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect the Trust’s performance.

        The Trust has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Trust will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

        The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

        Credit default swap agreements involve greater risks than if the Trust had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Trust will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Trust’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Trust). The Trust will at all times segregate with its custodian in connection with each such transaction liquid securities or cash with a value at least equal to the Trust’s exposure (any accrued but unpaid net amounts owed by the Trust to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such segregation will not limit the Trust’s exposure to loss.

VRDOs and Participating VRDOs

        VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Trust may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

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        Participating VRDOs provide the Trust with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Trust would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Trust has been advised by its counsel that the Trust should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations as long as the Trust does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Trust will not invest more than 20% of its assets in Participating VRDOs.

        VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

        The Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

        The Temporary Investments, VRDOs and Participating VRDOs in which the Trust may invest will be in the following rating categories at the time of purchase: SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Adviser. In addition, the Trust reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant.

Repurchase Agreements

        The Trust may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Trust may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Trust shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

        In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

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DESCRIPTION OF APS

        Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary in the back of this prospectus.

General

        The Trust’s Agreement and Declaration of Trust currently authorizes the issuance of an unlimited number of common shares and an unlimited number of preferred shares of beneficial interest, par value $.01 per share (which preferred shares may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees of the Trust). The Trust has outstanding 200 shares of Other APS. The APS offered hereby rank on a parity with the Other APS with respect to dividends and liquidation preference. Under the resolution of the Board of Trustees establishing the Other APS, the Trust is authorized to issue up to 400 APS and Other APS. Additional preferred shares may be issued from time to time in the discretion of the Board of Trustees, subject to continuing compliance by the Trust with applicable laws and provided that the Trust receives written confirmation from S&P (if S&P is then rating the APS) that the issuance of such APS would not impair the rating then assigned to the APS.

Dividends and Dividend Periods

        Dividends on the APS will accumulate at the Applicable Rate per annum from the Date of Original Issue and will be payable, when, as and if declared by the Board of Trustees of the Trust out of the funds legally available therefor, on _________, September __, 2005 and each ________ thereafter, subject to certain exceptions. The first Auction Date for the APS is scheduled for ________, September __, 2005. After the Initial Dividend Period, Subsequent Dividend Periods shall be seven days for the APS, provided the Trust, subject to certain conditions, may designate any Subsequent Dividend Period as a Special Dividend Period, which shall be such number of consecutive days (other than seven) or whole years as the Board of Trustees (including a committee thereof and in certain cases, the Investment Adviser) shall specify, subject to certain conditions.

        Dividends will be paid through the Securities Depository (The Depository Trust Company (“DTC”) or any successor) on each Dividend Payment Date in accordance with its normal procedures to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents.

        The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000. Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

        The dividend rate for the Initial Dividend Period will be ___% per annum for the APS. For each Subsequent Dividend Period, the dividend rate for the APS will be the Applicable Rate per annum that the Auction Agent (Deutsche Bank Trust Company Americas or any successor) advises the Trust results from the relevant Auction, except as provided below. The dividend rate that results from an Auction for the APS will not be greater than the Maximum Rate, which is:

(i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Applicable Percentage on such Auction Date, unless the APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

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(A) the dividend rate on the APS for the then-ending Rate Period, and

(B) the product of (x) the higher of (I) the “AA” Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (II) the “AA” Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (y) the Applicable Percentage on such Auction Date; or

(ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days, the product of (1) the highest of (x) the Reference Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (y) the Reference Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is one year or greater, and (z) the Reference Rate on such Auction Date for a Minimum Dividend Period and (2) the Applicable Percentage on such Auction Date.

        The “Reference Rate” is, with respect to any Rate Period of less than one year, the higher of (i) the “AA” Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate.

        The applicable Reference Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

        The “Applicable Percentage” will be a percentage, determined as set forth below, based on the prevailing rating of the APS in effect at the close of business on the Business Day next preceding such Auction Date:

Prevailing Rating	Applicable Percentage
“AAA” or higher	110%
“AA”	125%
“A”	150%
“BBB”	200%
Below “BBB”	250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income that is taxable for Federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares, the Applicable Percentage in the foregoing table shall be divided by the greater of (i) the quantity 1 minus the maximum combined marginal regular Federal and Massachusetts individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local income tax paid or incurred) or (ii) the maximum marginal regular Federal corporate income tax paid or rate, provided, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS. If the APS were to be rated by one or more rating agencies other than S&P, then the “prevailing rating” for purposes of the foregoing would be determined with reference to such rating agency’s rating of the APS as well as S&P rating of the APS. See “The Auction” in the statement of additional information.

        If an Auction for any Subsequent Dividend Period of the APS is not held for any reason or if the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, the APS and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next paragraph, the dividend rate on the APS for any such Subsequent Dividend Period will be the Maximum Rate on the Auction Date for such Subsequent Dividend Period.

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        If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any APS during any Rate Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Trust shall not have paid a late charge, each as described in the statement of additional information, then the Auction will be suspended until such failure is so cured and the dividend rate for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be below “BBB”).

        If the Trust retroactively allocates any net capital gains or other income taxable for Federal income tax purposes to the APS by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for Federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Trust (such allocation is referred to herein as a “Retroactive Taxable Allocation”), the Trust will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Trust’s taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of APS (initially Cede & Co., as nominee of DTC) during such taxable year at such Holder’s address as the same appears or last appeared on the share books of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such Holders during the taxable year in question. See “Taxes.”

        “Additional Dividends” means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder’s dividends in dollars (after Federal and Massachusetts income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such Holder. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Retroactive Taxable Allocation and each Additional Dividend, to the extent it consists of ordinary income or capital gain, would be taxable in the hands of each Holder of APS at the maximum combined marginal regular Federal and Massachusetts individual income tax rate applicable to ordinary income or net capital gains, as applicable (taking into account the Federal income tax deductibility of state and local income taxes paid or incurred), or the maximum marginal regular Federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

Rating

        It is a condition to the issuance of the APS that the shares be issued with a rating of “AAA” from S&P. It is presently contemplated that the APS will be rated by S&P but not by Moody’s or any other rating agency. While the Trust does not presently intend to obtain a rating from a rating agency other than S&P, it reserves the right to do so. See “Rating Agency Guidelines.”

Asset Maintenance

        Under the Trust’s Agreement and Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the APS on file with the Secretary of State of The Commonwealth of Massachusetts (together, the “APS Provisions”), the Trust must maintain (i) assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount, and (ii) 1940 Act APS Asset Coverage of at least 200%. See “Rating Agency Guidelines” below.

        Based on the composition of the Trust’s portfolio as of June 30, 2005, the 1940 Act APS Asset Coverage with respect to the APS, assuming the issuance of all of the APS offered hereby and after giving effect to the deduction of the sales load and offering expenses relating to the APS would be computed as follows:

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Value of Trust assets less liabilities not constituting senior securities		$52,751,185
	=		=	264%
Senior securities representing indebtedness plus liquidation value of the APS		$20,000,000

        The Discount Factors and guidelines for calculating the Discounted Value of the Trust’s portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by S&P in connection with the Trust’s receipt from S&P of a rating of “AAA” on the APS on their Date of Original Issue. Additional discount factors and guidelines for calculating the discounted value of the Trust’s portfolio have been established by other rating agencies such as Moody’s. Such guidelines, which are similar but not identical to those established by S&P, as well as various other covenants and tests such as liquidity tests, would apply in the event the Trust determined to seek (and was successful in obtaining) a rating from one or more of such agencies with respect to the APS. See “Rating Agency Guidelines.”

Redemption

        The Trust will be required to redeem, at the Mandatory Redemption Price ($50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared)), certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Trust fails to maintain a Discounted Value of the Trust’s Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount or fails to maintain the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a “Cure Date”), as the case may be. Any such redemption will be limited to the number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be. See “Description of APS —Redemption — Mandatory Redemption” in the statement of additional information. No premium will be paid in connection with any mandatory redemption notwithstanding the terms of any Special Redemption Provisions.

        After the Initial Dividend Period, the Trust at its option may redeem shares of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to the APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price of $50,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption, plus (in the case of any Special Dividend Period of more than 28 days) a premium, if any, determined by the Board of Trustees (including a committee thereof), in consultation with the Broker-Dealers, unless during a Special Dividend Period of more than 28 days, the Board of Trustees (including a committee thereof), in consultation with the Broker-Dealers, has determined that no share of APS will be subject to optional redemption. See “Description of APS — Redemption — Optional Redemption” in the statement of additional information.

        The Trust also reserves the right to repurchase APS in market transactions from time to time in accordance with applicable law, but is under no obligation to do so.

Liquidation Preference

        Upon a liquidation of the Trust, whether voluntary or involuntary, the holders of APS then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of beneficial interest of the Trust ranking junior to the APS upon liquidation, an amount equal to the liquidation preference with respect to the APS. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any applicable Additional Dividends (as defined under “Description of the APS”) in connection with the liquidation of the Trust, without premium. After the payment to the holders of the APS of the full preferential amounts provided for as described herein, the holders of APS as such shall have no right or claim to any of the remaining assets of the Trust. See “Description of APS — Liquidation” in the statement of additional information.

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Voting Rights

        Except as otherwise indicated herein or as otherwise required by applicable law, holders of the APS will have equal voting rights with holders of Common Shares (one vote per share) and will vote together with holders of Common Shares as a single class.

        The 1940 Act and the APS Provisions require that the holders of APS, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time that two years’ dividends on the APS are unpaid. The holders of APS will vote as a separate class on certain other matters as required under the APS Provisions, the 1940 Act and Massachusetts law. See “Description of APS — Voting Rights” and “Trustees and Officers” in the statement of additional information.

THE AUCTION

        Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary in the back of this prospectus.

General

        The APS Provisions provide that the Applicable Rate per annum for each Subsequent Dividend Period after the Initial Dividend Period with respect to the APS shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period from implementation of the auction procedures (the “Auction Procedures”) set forth in the APS Provisions, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of APS.

        As used herein with respect to the APS, (i) “Applicable Rate” means the rate per annum at which dividends are payable on the APS for any Rate Period thereof, (ii) “Business Day” means a day on which the New York Stock Exchange is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iii) “Date of Original Issue” means the date on which the Trust initially issued or subsequently issues APS, (iv) “Dividend Payment Date” means any date on which dividends on the APS are payable as provided under “Description of APS — Dividends and Dividend Periods,” (v) “Dividend Period” means the period from and including the Date of Original Issue of APS to but excluding the initial Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date, (vi) “Initial Dividend Period” means the period from and including the Date of Original Issue to but excluding the initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date with respect to the APS, (vii) “Rate Period” means the Initial Dividend Period and any Subsequent Dividend Period, including any Special Dividend Period, (viii) “Subsequent Dividend Period” means any period from and including the first day following the Initial Dividend Period to but excluding the next Dividend Payment Date which follows a scheduled Auction and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction, provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof, (ix) “Minimum Dividend Period” means any Rate Period consisting of seven Rate Period Days with respect to the APS subject to certain exceptions, (x) “Valuation Date” means each Business Day and (xi) “Special Dividend Period” means any Subsequent Dividend Period commencing on the date designated by the Trust, as set forth under “Description of APS — Dividends and Dividend Periods,” and ending on the last day of the last Dividend Period thereof. See “The Auction” in the statement of additional information.

     Auction Agent Agreement. The Trust has entered into an agreement with Deutsche Bank Trust Company Americas (together with any successor bank or trust company or other entity entering into a similar agreement with this Trust, the “Auction Agent”) (the “Auction Agent Agreement”), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Trust will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

     Broker-Dealer Agreements. The Auction Agent has entered into agreements with Merrill Lynch and two other broker-dealers and may enter into similar agreements (collectively, the “Broker-Dealer Agreements”) with one or more other broker-dealers (collectively, the “Broker-Dealers”) selected by the Trust, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, Merrill Lynch & Co., Inc.

     Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of APS. One or more registered certificates for all of the shares of the APS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of APS to which it relates contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Trust to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

        Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners of APS only may participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of APS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On each Auction Date for the APS (the Business Day prior to the beginning of each Rate Period after the Initial Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

•	Hold Order — indicating its desire to hold without regard to the Applicable Rate for the next Rate Period.

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•	Bid — indicating its desire to sell if the Applicable Rate for the next Rate Period is less than the rate specified in such Bid.
•	Sell Order — indicating its desire to sell without regard to the Applicable Rate for the next Rate Period.

As used herein, “Beneficial Owner” of APS means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a Holder of APS or a Broker-Dealer that holds APS for its own account, “Potential Beneficial Owner” of APS means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but wishes to purchase APS, or that is a Beneficial Owner that wishes to purchase additional APS, “Existing Holder” of APS means a Broker-Dealer or any such other person as may be permitted by the Trust that is listed as the holder of the APS in the records of the Auction Agent, and “Potential Holder” means a Broker-Dealer or any such other person as may be interested in acquiring the APS, or that is an Existing Holder that wishes to purchase additional APS. A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to APS then held by such Beneficial Owner. A Beneficial Owner that offers to purchase additional APS is, for purposes of such offer, treated as a Potential Beneficial Owner. Bids by Beneficial Owners through their Broker-Dealers with rates higher than the Maximum Rate on the Auction Date will be treated as Sell Orders. A Hold Order will be deemed to have been submitted on behalf of a Beneficial Owner if an Order is not submitted on behalf of such a Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner`s Order to the Auction Agent.

        Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they will offer to purchase the APS if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate will not be accepted.

        Neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with any of the foregoing.

        A Broker-Dealer also may hold APS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit orders to the Auction Agent as Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. An Order placed with the Auction Agent by a Broker-Dealer as an Existing Holder or a Potential Holder as or on behalf of a Beneficial Owner or a Potential Beneficial Owner, as the case may be, will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner`s failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

        If Sufficient Clearing Bids exist (that is, the number of APS subject to Submitted Bids by Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of APS subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and the number of APS subject to Submitted Sell Orders) the Applicable Rate will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Rate on the Auction Date, and, in such event, Existing Holders that have submitted Sell Orders may not be able to sell in such Auction all or any shares of APS subject to such Sell Orders. In such event (“a failed auction”), Existing Holders’ investments in the APS may become illiquid and there would be no obligation on the part of the Trust to redeem the APS. If all Existing Holders of the APS submit or are deemed to have submitted Hold Orders, the Applicable Rate will be the product of (i)(1) the “AA” Composite Commercial Paper Rate on such Auction Date for the Rate Period for which the Auction is held, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer and (ii) 1 minus the maximum combined marginal regular Federal and Massachusetts individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular Federal corporate income tax rate, whichever is greater, provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income that is taxable for Federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on

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the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes will be the rate described in the preceding clause (i) (1) or (2), as applicable, without being multiplied by the factor set forth in the preceding clause (ii).

        The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of APS that is fewer than the number of shares of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among the customers and itself.

        A Bid placed by an Existing Holder specifying a rate greater than the Applicable Rate determined in the Auction or a Sell Order shall constitute an irrevocable offer to sell the APS subject thereto, in each case at a price per share equal to $50,000. A Bid placed by a Potential Holder shall constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $50,000 if the rate specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository`s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Broker-Dealers

        General. The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of the APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction. As a result of bidding by a Broker-Dealer in an Auction, the Applicable Rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not Bid.

        A Broker-Dealer may also Bid in an Auction in order to prevent what would otherwise be (i) a failed Auction, (ii) an “all-hold” Auction, or (iii) an Applicable Rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market for the APS at the time of the Auction. A Broker-Dealer may, but is not obligated to, advise Beneficial Owners of APS that the Applicable Rate that would apply in an “all-hold” Auction (i.e., all of the outstanding APS are subject to Submitted Hold Orders) may be lower than would apply if Beneficial Owners submit Bids and such advice, if given, may facilitate the submission of Bids by Beneficial Owners that would avoid the occurrence of an “all-hold” Auction.

        Commission Inquiry. Merrill Lynch has advised the Trust that it and certain other Broker-Dealers and other participants in the auction rate securities markets, including both taxable and tax-exempt markets, have received a letter from the Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch and those other Broker-Dealers are cooperating and expect to continue to cooperate with the Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the APS or the Auctions.

        Fees. The Auction Agent after each Auction will pay a service charge from Trusts provided by the Trust to each Broker-Dealer on the basis of the purchase price of shares of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of APS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Trust and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order. A Broker-Dealer may share a portion of any such fees with non-participating broker-dealers that submit Orders to the Broker-Dealer for an Auction that are placed by that Broker-Dealer in such Auction.

        Secondary Trading Market. Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system. An increase in the level of interest rates, particularly during any long term dividend period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $50,000.

RATING AGENCY GUIDELINES

        Certain of the capitalized terms under herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

        The Trust intends that, so long as the APS are Outstanding and S&P is rating them, the composition of its portfolio will reflect guidelines established by S&P in connection with the Trust’s receipt on the Date of Original Issue of the APS of a rating of “AAA” from S&P. Should the Trust determine to seek (and be successful in obtaining) a rating from any other rating agency, the composition of its portfolio and its obligations under the Agreement and Declaration of Trust would also reflect the guidelines and requirements established by such rating agency. See “Description of APS — Rating.” S&P and other nationally recognized independent rating agencies issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Trust will pay certain fees to S&P and would pay such fees to such other rating agencies for rating the APS. The Board of Trustees of the Trust, however, may determine that it is not in the best interest of the Trust to continue to comply with the guidelines of S&P (described below). If the Trust voluntarily terminates compliance with S&P guidelines, the Trust will no longer be required to maintain a S&P Discounted Value at least equal to the APS Basic Maintenance Amount. If the Trust voluntarily terminates compliance with S&P guidelines at the time of termination, it must continue to be rated by at least one NRSRO.

        The guidelines described herein have been developed by S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Trust in

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order to satisfy current requirements necessary for S&P to issue the above-described rating for the APS, which rating generally will be relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Trust, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency’s guidelines will apply to the APS only so long as such rating agency is rating such shares; accordingly, unless and until any other rating agency issues a rating for the APS, the Trust will be subject only to the S&P guidelines.

        The Trust intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount. The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then Outstanding and (ii) certain accrued and projected payment obligations of the Trust. S&P and other rating agencies have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of Discounted Value (as defined by such rating agency). The S&P guidelines and the guidelines of any other rating agencies do not specifically impose any limitations on the percentage of Trust assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust’s portfolio, although they have the effect of limiting such investments in order to permit maintenance of the required Discounted Value. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio.

        In managing the Trust’s portfolio, the Investment Adviser will not alter the composition of the Trust’s portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Trust to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Trust’s Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Investment Adviser will not alter the composition of the Trust’s portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Trust’s Eligible Assets unless the Trust shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Trust’s Eligible Assets would exceed the APS Basic Maintenance Amount.

        Upon any failure to maintain the required Discounted Value, the Trust will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date (as defined in the statement of additional information), thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to redemption if either S&P or any other rating agency which so requires is rating such shares. See “Description of APS — Asset Maintenance” and “Description of APS — Redemption” in the statement of additional information.

        The Trust may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by S&P in the event S&P is then rating the APS. Failure to adopt any such modifications, however, may result in a change in the rating then in effect or a withdrawal of such rating altogether. In addition, any rating agency providing a rating for the APS may, at any time, change or withdraw any such rating. In such circumstances the rate of dividends on the APS would be adjusted as described under “Description of APS — Dividends and Dividend Periods” but the Trust would not be obligated to redeem the APS. As set forth in the APS Provisions, the Board of Trustees may, without shareholder approval, adopt, amend, alter or repeal any definitions, covenants or other obligations of the Trust in connection with obtaining or maintaining the rating of S&P or any other rating agency with respect to the APS, pursuant to rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and any other rating agency in the event such other rating agency is then rating the APS, as appropriate, that any such change would not impair the respective ratings then assigned to the APS.

        As recently described by S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell shares of the APS, inasmuch as the rating does not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The S&P rating is based on current information furnished to S&P by the Trust and the Investment Adviser, and information obtained from other sources. The rating may be changed, suspended or

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withdrawn as a result of changes in, or the unavailability of, such information. The Trust’s Common Shares have not been rated by a nationally recognized statistical rating organization.

INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION ARRANGEMENTS

Investment Adviser

        The Investment Adviser, Fund Asset Management, L.P., which is owned and controlled by Merrill Lynch & Co. Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch, provides the Trust with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 50 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of June 2005, the Investment Adviser and its affiliates, including Merrill Lynch Investment Managers, L.P. (“MLIM”), had a total of approximately $474 billion in investment company and other portfolio assets under management, including approximately $221 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        The Investment Advisory Agreement provides that, subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser is responsible for the actual management of the Trust’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Trustees.

        For its services, the Trust pays the Investment Adviser a monthly fee at the annual rate of 0.35 of 1% of the Trust’s average daily net assets (“average daily net assets” means the average daily value of the total assets of the Trust, including the proceeds from the issuance of preferred shares, minus the sum of (i) accrued liabilities of the Trust, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred shares). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Trust for each day during the month. The liquidation preference of any outstanding preferred shares (other than accumulated dividends) is not considered a liability in determining the Trust’s average weekly net assets.

        The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the compensation of all Trustees of the Trust who are affiliated persons of the Investment Adviser or any of its affiliates. The Trust pays all other expenses incurred in the operation of the Trust, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Securities and Exchange Commission fees, fees and expenses of non-interested Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Trust.

Portfolio Management

        Overall portfolio management strategy for the Trust is determined by the Investment Adviser under the supervision and direction of Theodore R. Jaeckel, Jr., a Managing Director of the Investment Adviser and the portfolio manager with respect to the Trust.

        Theodore R. Jaeckel has been a Managing Director of MLIM since 2004. Mr. Jaeckel was a Director of MLIM from 1997 to 2004 and has over 23 years experience investing in Municipal Obligations. Mr. Jaeckel has been employed as a portfolio manager by the Investment Adviser since 1991, prior to which he worked for Chemical Bank. Mr. Jaeckel has responsibility with respect to eight closed-end funds (over $2.6 billion of assets at June 30, 2005). Mr. Jaeckel is responsible for overseeing the day-to-day management of the Trust, including credit analysis and the execution of portfolio transactions.

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        The Trust’s portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The statement of additional information provides additional information about the Trust’s portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities of the Trust.

        The foregoing information relating to the Investment Adviser has been provided to the Trust by the Investment Adviser for inclusion in this prospectus.

Administrator

        Under an Administration Agreement between the Trust and Princeton Administrators, L.P. as administrator (in such capacity, the “Administrator”), the Administrator has agreed to provide administrative services to the Trust. Princeton Administrators, L.P. is owned and controlled by Merrill Lynch & Co. Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch. Such administrative services include maintenance of the Trust’s books and records, calculations of net asset value, preparation and filing of reports with respect to certain of the Trust’s reporting requirements, and other accounting and general administrative services. The Administration Agreement obligates the Administrator to provide certain administrative services to the Trust and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers of the Trust who are affiliated persons of the Administrator or any of its affiliates. The Board of Trustees of the Trust will supervise and monitor the administrative services provided by the Administrator. The Administrator’s business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        For its services, the Trust pays the Administrator a monthly fee at the annual rate of 0.15 of 1% of the Trust’s average daily net assets (“average daily net assets” means the average daily value of the total assets of the Trust, including the proceeds from the issuance of preferred shares, minus the sum of (i) accrued liabilities of the Trust, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred shares). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Trust for each day during the month. The liquidation preference of any outstanding preferred shares (other than accumulated dividends) is not considered a liability in determining the Trust’s average daily net assets.

TAXES

Federal Income Taxes

        In general, dividends on the APS will be exempt from regular Federal income tax in the hands of holders of such APS, subject to the possible application of the Federal alternative minimum tax. However, the Trust is required to allocate net capital gains and other taxable income, if any, proportionately between the Common Shares and the APS in accordance with the current position of the Internal Revenue Service described under the heading “Taxes” in the statement of additional information. Prior to the Auction establishing the Applicable Rate for a dividend, the Trust will notify the Auction Agent of the amount of the net capital gains or other income that is anticipated to be taxable for Federal income tax purposes to be included in any dividend on the APS. The Auction Agent will in turn notify each Broker-Dealer whenever it receives any such notice from the Trust, and each Broker-Dealer will notify its Existing Holders and Potential Holders, as provided in its Broker-Dealer Agreement. The amount of taxable income allocable to the APS will depend upon the amount of such income realized by the Trust and cannot be determined with certainty prior to the Trust’s fiscal year end, but is not generally expected by the Trust to be significant. No later than 60 days after the close of its taxable year, the Trust will furnish a written notice to its Shareholders designating the amount of ordinary income, exempt-interest and capital gain dividends paid to its Shareholders.

        If the Trust retroactively allocates any net capital gains or other income taxable for Federal income tax purposes to the APS by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for Federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Trust, then, to the extent funds are legally available, the Trust will make certain payments to holders of APS to which such allocation was made to substantially offset the tax effect thereof. See “Description of APS.” In no other instance, including any holder of APS being subject to the Federal alternative

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minimum tax, will the Trust be required to make payments to holders of APS to offset the tax effect of any allocation of the net capital gains or other taxable income.

        Because the Trust may from time to time invest up to 20% of its portfolio in municipal securities bearing income that is taxable under the Federal alternative minimum tax, the Trust would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. See “Taxes” in the statement of additional information for further information.

        The Trust will only purchase a Municipal Obligation if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. There is a possibility that events occurring after the date of issuance of a security, or after the Trust’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by Trust shareholders to be taxable to those shareholders in the year of receipt.

Massachusetts State and Local Taxes

        As a Massachusetts business trust, the Trust will not be subject to any Massachusetts excise or income taxes as long as it qualifies (as described below) as a regulated investment company for Federal income tax purposes.

        Shareholders of the Trust who are subject to Massachusetts personal income tax will not be subject to such tax on distributions from the Trust to the extent that such distributions (1) are attributable to interest derived by the Trust on tax-exempt obligations issued by The Commonwealth of Massachusetts, any political subdivisions thereof, and any agency or instrumentality of either of the foregoing and (2) are designated as such. Other distributions by the Trust includable in the gross income of such Shareholders for Federal income tax purposes (including certain capital gain distributions) may be subject to the Massachusetts personal income tax. Gains realized by such Shareholders on a sale or disposition of APS will be subject to the Massachusetts personal income tax.

        For Shareholders who are subject to the Massachusetts personal income tax, Massachusetts law restricts the deductibility of interest expense on indebtedness incurred or continued to purchase or carry shares of the Trust, as well as certain other expenses allocable to such shares.

        Under the Massachusetts personal income tax, interest, dividends and long-term capital gains on securities are generally subject to tax at a rate of 5.3%. Shareholders subject to taxation in a state other than Massachusetts may realize a lower after-tax rate of return than Massachusetts shareholders subject to their personal income tax if the dividends attributable to tax-exempt interest distributed by the Trust are not exempt from taxation in such other state.

        Shareholders of the Trust who are subject to the Massachusetts corporate excise tax will include distributions from the Trust in the net income base of the excise tax. APS are not included in the tangible property base of a tangible property corporation but are included in the net worth base of an intangible property corporation subject to the excise tax. Gains realized on a sale or disposition of APS will be included in the net income base of the excise tax. Accordingly, investment in shares of the Trust may not be appropriate for entities subject to such tax.

DESCRIPTION OF CAPITAL SHARES

Common Shares

        The Trust was organized as a Massachusetts business trust on April 20, 1993 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts. The Trust’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares having a par value of $.01 per share. All common shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. Common shares are fully paid and nonassessable by the Trust when issued and have no pre-emptive, conversion or exchange rights. Upon issuance of the APS or other preferred shares, holders of common shares will not be entitled to receive any net income of or other distributions from the Trust unless all accrued dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

        The Common Shares commenced trading on the American Stock Exchange on July 23, 1993 under the symbol “MHE.” The Trust intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing, but is not required to do so under Massachusetts law.

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        The following table shows the amount of (i) shares authorized, (ii) shares held by the Trust for its own account and (iii) shares outstanding, for each class of authorized securities of the Trust as of June 30, 2005.

Title of Class	Amount Authorized	Amount Held By Trust For Its Own Account	Amount Outstanding (Exclusive Of Amount Held By Trust For Its Own Account)
Common Shares	Unlimited	- 0 -	2,337,586
Preferred Shares	400	- 0 -	200
Series A APS	200	- 0 -	200

Preferred Shares

        The Trust’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, having a par value of $.01 per share. Under the resolution of the Board of Trustees establishing the APS, the Trust has issued an aggregate of 200 shares of Other APS and the Trust is issuing an aggregate of 200 additional shares of APS in this offering. The terms of the shares of Other APS are substantially the same as the terms of the shares of APS. See “Description of APS.” Under the 1940 Act, the Trust is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Trust or the payment of dividends. Neither holders of common shares nor holders of preferred shares have pre-emptive rights to purchase any shares of APS, Other APS or any other preferred shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

Certain Provisions in the Agreement and Declaration of Trust

        The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The Trustees intend that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations. The Trust believes that the likelihood of such circumstances is remote.

        The Agreement and Declaration of Trust provides that the obligations of the Trust are not binding upon the Trustees or shareholders of the Trust individually, but only upon the assets and property of the Trust, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Agreement and Declaration of Trust, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust. Specifically, the Agreement and Declaration of Trust

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requires the affirmative vote of the holders of at least 66 2/3% of the Trust’s common shares and preferred shares (including the APS and other APS), voting together as a single class, except as described below, to authorize any of the following transactions:

(1) conversion of the Trust from a closed-end to an open-end investment company,

(2) a merger or consolidation of the Trust into or with any corporation or a reorganization or recapitalization of the Trust,

(3) a sale, lease or transfer of all or substantially all of the Trust’s assets (other than in the regular course of the Trust’s investment activities), or

(4) a termination of the Trust established by the Agreement and Declaration of Trust,

unless in each case such transaction has been authorized by the affirmative vote of at least 66 2/3% of the total number of Trustees fixed in accordance with the Agreement and Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of a majority of the Trust’s common shares and preferred shares (including APS and Other APS), voting together as a single class, is required. The Board of Trustees believes that the provisions of the Agreement and Declaration of Trust relating to such higher votes are in the best interest of the Trust and its shareholders.

        Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions, which could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust.

CUSTODIAN

        The Trust’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, One Heritage Drive, 2 North, North Quincy, Massachusetts 02171.

UNDERWRITING

        Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) has agreed, subject to the terms and conditions contained in a purchase agreement with the Trust and the Investment Adviser, to purchase from the Trust all of the shares of APS offered hereby. The Underwriter has agreed to purchase all such shares if any are purchased.

        The Trust and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make in respect of those liabilities.

        The Underwriter is offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the Underwriter of officer’s certificates and legal opinions. The Underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

        The Underwriter has advised the Trust that it proposes initially to offer the shares of APS to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $137.50 per share. There is a sales charge or underwriting discount of $500 per share, which is equal to 1% of the initial public offering price per share. After the initial public offering, the public offering price and concession may be changed. Investors must pay for any APS purchased in the offering on or before July , 2005.

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        The expenses of the offering, excluding underwriting discount, are estimated at $150,000 and are payable by the Trust.

Other Relationships

        Merrill Lynch acts in Auctions as a Broker-Dealer as set forth under “The Auction — General — Broker- Dealer Agreements” and will be entitled to fees for services as a Broker-Dealer as set forth under “The Auction — Broker-Dealers.” Merrill Lynch also may provide information to be used in ascertaining the Reference Rate.

        The Trust also anticipates that Merrill Lynch may from time to time act as a broker in connection with the execution of its portfolio transactions. See “Portfolio Transactions” in the statement of additional information. Merrill Lynch is an affiliate of the Investment Adviser. See “Investment Restrictions” and “Portfolio Transactions” in the statement of additional information.

        The address of the Underwriter is 4 World Financial Center, New York, New York 10080.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

        The transfer agent, dividend disbursing agent and registrar for the Trust’s common shares is The Bank of New York, 100 Church Street, New York, New York 10286.

        The transfer agent, dividend disbursing agent and registrar for the Trust’s APS and Other APS is Deutsche Bank Trust Company Americas, 60 Wall Street, 27th Floor, New York, New York 10005.

LEGAL MATTERS

        Certain legal matters in connection with the APS offered hereby will be passed upon for the Trust by Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109. Certain legal matters will be passed upon for the Underwriter by Sidley Austin Brown & Wood, LLP, 787 Seventh Avenue, New York, New York 10019. Sidley Austin Brown & Wood, LLP may rely on the opinion of Goodwin Procter LLP as to certain matters of Massachusetts law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

        The audited financial statements of the Trust and certain of the information appearing under the caption “Financial Highlights” included in this prospectus have been audited by _________________, an independent registered public accounting firm, for the periods indicated in its report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. _________________ has an office at _________________________________.

ADDITIONAL INFORMATION

        The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports and other information, including the Trust’s Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of such public reference facilities may be obtained by calling the Commission at 1-202-942-8090. Copies of such materials can be obtained from the public reference section of the Commission by writing to 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Trust, that file electronically with the Commission. Reports, proxy statements and other information concerning the Trust can also be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

        Additional information regarding the Trust is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Trust with the

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Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

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GLOSSARY

        “Additional Dividends” has the meaning set forth on page [32] of this prospectus and on page [7] of the statement of additional information.

        “Agent Member” means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of APS or on behalf of a Potential Beneficial Owner.

        “Agreement and Declaration of Trust” means the Agreement and Declaration of Trust, as amended, of the Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the APS on file with the Secretary of State of the Commonwealth of Massachusetts.

        “Applicable Percentage” has the meaning set forth on page [31] of this prospectus and on page [17] of the statement of additional information.

        “Applicable Rate” means the rate per annum at which cash dividends are payable on shares of APS for any Dividend Period.

        “APS” means Auction Preferred Shares, Series B, with a par value $.01 per share and a liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Trust.

        “APS Basic Maintenance Amount” has the meaning set forth on pages [7 to 8] of the statement of additional information.

        “APS Basic Maintenance Cure Date” has the meaning set forth on page [7] of the statement of additional information.

        “APS Basic Maintenance Report” has the meaning set forth on page [8] of the statement of additional information.

        “Auction” means each periodic implementation of the Auction Procedures.

        “Auction Agent” means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

        “Auction Agent Agreement” means the agreement entered into between the Trust and the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

        “Auction Date,” with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

        “Auction Procedures” means the procedures for conducting Auctions set forth in Appendix B to the statement of additional information.

        “Available APS” has the meaning set forth on page [19] of the statement of additional information.

        “Beneficial Owner” means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of APS or a Broker-Dealer that holds APS for its own account.

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        “Bid” has the meaning set forth on page [14] of the statement of additional information.

        “Bidder” and “Bidders” has the respective meaning set forth on page [15] of the statement of additional information.

        “Board of Trustees” or “Board” means the Board of Trustees of the Trust or any duly authorized committee thereof.

        “Broker-Dealer” means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that is a member of¸ or a participant in, the Securities Depository, or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

        “Broker-Dealer Agreement” means an agreement entered into between the Auction Agent and a Broker-Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized by law to close.

        “Cede” means Cede & Co., the nominee of DTC, and in whose name the APS initially will be registered.

        “Certificate of Vote” means the Certificate of Vote of Trustees Establishing a Class of Preferred Shares of the Trust, as amended, as filed with the Massachusetts Secretary of State, specifying the powers, preferences and rights of the APS.

        “Code” means the Internal Revenue Code of 1986, as amended.

        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Trust.

        “Cure Date” means the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

        “Custodian” means State Street Bank and Trust Company or its successor as custodian of the Trust`s assets.

        “Date of Original Issue” means, with respect to each share of APS, the date on which such share first is issued by the Trust.

        “Deposit Securities” generally means cash and Massachusetts Municipal Obligations rated at least A-1+ or SP-1+ by S&P.

        “Discount Factor” means an S&P Discount Factor or any other rating agency`s Discount Factor, as the case may be.

        “Discounted Value” shall mean, with respect to a S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

        “Dividend Payment Date” means any date on which dividends on the APS are payable as provided under “Description of APS — Dividends and Dividend Periods”.

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        “Dividend Period” means the period from and including the Date of Original Issue of APS to but excluding the initial Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

        “DTC” means The Depository Trust Company.

        “Eligible Assets” means S&P Eligible Assets at any time S&P is rating the APS and other Eligible Assets as defined by any other rating agency which is rating the APS.

        “Existing Holder” means a Broker-Dealer or any such other person as may be permitted by the Trust that is listed as the holder of record of APS in the records of the Auction Agent.

        “Fitch” means Fitch Ratings or its successors.

        “Hold Order” has the meaning set forth on page [14] of the statement of additional information.

        “Holder,” with respect to APS, means the registered holder of APS as the same appears on the stock books of the Trust.

        “Initial Dividend Payment Date” means the first Dividend Payment Date for the APS.

        “Initial Dividend Period” means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for the APS.

        “Initial Margin” means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

        “Inverse Floaters” means trust certificates or other instruments evidencing interests in one or more Massachusetts Municipal Obligations or Municipal Obligations that qualify as (i) S&P Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity or (ii) Moody’s Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that (a) such Inverse Floaters are rated by Moody’s with the Investment Adviser having the capability to collapse (or relink) within seven days as a liquidity enhancement measure, and (b) the issuer of such Inverse Floaters employs a leverage factor (i.e., the ratio of underlying capital appreciation bonds or other instruments to residual long term derivative instruments) of not more than 2:1.

        “Investment Adviser” means Fund Asset Management, L.P.

        “Investment Advisory Agreement” means the agreement between the Investment Adviser and the Trust pursuant to which the Investment Adviser acts as investment adviser to the Trust.

        “Kenny Index” has the meaning set forth on page [16] of the statement of additional information.

        “Mandatory Redemption Price” means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

        “Marginal Tax Rate” means the marginal combined regular Federal and Massachusetts income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

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        “Massachusetts Municipal Obligations” has the meaning set forth on page [18] of the prospectus.

        “Massachusetts Health & Education Obligations” has the meaning set forth on page [17] of the prospectus.

        “Maximum Potential Additional Dividends Liability” has the meaning set forth on page [8] of the statement of additional information.

        “Maximum Rate” has the meaning set forth on page [15] of the statement of additional information.

        “Minimum Dividend Period” has the meaning set forth on page [34] of this prospectus.

        “Moody’s” means Moody’s Investors Service, Inc. or its successors.

        “Municipal Index” means The Bond Buyer Municipal Bond Index.

        “Municipal Obligation” has the meaning set forth at page [17] of the prospectus.

        “1940 Act” means the Investment Company Act of 1940, as amended.

        “1940 Act APS Asset Coverage” has the meaning set forth on page [7] of the statement of additional information.

        “1940 Act Cure Date” has the meaning set forth on page [7] of the statement of additional information.

        “Non-Call Period” has the meaning described under “Specific Redemption Provisions” below.

        “NRSRO” means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities and Exchange Act of 1934, as amended, or any successor provisions.

        “Optional Redemption Price” means (i) $50,000 per share of APS in the case of a Rate Period of less than one year, including any Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

        “Order” and “Orders” have the respective meanings set forth on page [15] of the statement of additional information.

        “Other APS” means the Auction Preferred Shares, Series A, with a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Trust.

        “Potential Beneficial Owner” means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.

        “Potential Holder” means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring shares of APS (or, in the case of an Existing Holder, additional shares of APS).

        “Preferred Shares” mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Trust, and includes the APS and Other APS.

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        “Premium Call Period” shall have the meaning set forth below under “Specific Redemption Provisions.”

        “Pricing Service” means S&P Securities Evaluation Inc. and any successor pricing service provided that S&P has been notifed in writing and requested to confirm whether a change in pricing service would adversely affect the rating assigned.

        “Projected Dividend Amount” means, with respect to APS, on any Valuation Date, an amount equal to (i) the number of days, if any, from and after the last day of the then current Rate Period, until 47 calendar days from such Valuation Date, multiplied by (ii) a rate equal to the Maximum Rate for a Minimum Dividend Period multiplied by the larger of (A) the applicable S&P Volatility Factor or (B) any other volatility factor then required by any Other Rating Agency.

        “Rate Period” has the meaning set forth on page [34] of the prospectus.

        “Rate Period Days,” for any Rate Period consisting of less than one year, means the number of days in such Rate Period.

        “Receivables for Massachusetts Municipal Obligations Sold,” for purposes of calculating S&P Eligible Assets has the meaning set forth on page 24 of the statement of additional information respectively.

        “Redemption Price” means the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

        “Reference Rate” shall mean with respect to any Rate Period of less than one year, the higher of (i) the “AA” composite commercial paper rate and (ii) the Taxable Equivalent of the Short Term Municipal Bond Rate.

        “Retroactive Taxable Allocation” has the meaning set forth on page [7] of the statement of additional information and on page 31 of the prospectus.

        “Rule 2a-7 Money Market Funds” means investment companies registered under the 1940 Act that comply with the requirements of Rule 2a-7 thereunder.

        “SEC” means the Securities and Exchange Commission.

        “S&P” means Standard & Poor’s Corporation.

        “S&P Discount Factor” has the meaning set forth on page [23] of the statement of additional information.

        “S&P Eligible Assets” has the meaning set forth on page [23] of the statement of additional information.

        “S&P Exposure Period” has the meaning set forth on page [6] of the statement of additional information.

        “S&P Hedging Transactions” has the meaning set forth on page [25] of the statement of additional information.

        “S&P Volatility Factor” means 277% or such other potential dividend rate increase factor as S&P advises the Trust in writing as applicable.

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        “Securities Depository” means The Depository Trust Company and its successors and assigns or any other successor securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with shares of APS.

        “Sell Order” has the meaning specified in the Auction Procedures.

        “Service” means the Internal Revenue Service of the United States.

        “Special Dividend Period” has the meaning set forth on page [34] of the prospectus.

        “Special Redemption Provisions” means, with respect to a Special Dividend Period of more than 28 days, either, or any combination of, (i) a period (a “Non-Call Period”) determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Trust and (ii) a period (a “Premium Call Period”), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Trust`s option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers.

        “Submission Deadline” means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        “Submission Processing Deadline” means the earlier of (i) 40 minutes after the Submission Deadline and (ii) the time when the Auction Agent begins to disseminate the results of the Auction to the Broker-Dealers.

        “Submission Processing Representation” has the meaning specified in (Section [2.8]) of the Auction Agent Agreement.

        “Submitted Bid” has the meaning set forth on page [20] of the statement of additional information.

        “Submitted Hold Order” has the meaning set forth on page [20] of the statement of additional information.

        “Submitted Order” has the meaning set forth on page [20] of the statement of additional information.

        “Submitted Sell Order” has the meaning set forth on page [20] of the statement of additional information.

        “Subsequent Dividend Period” means each Dividend Period after the Initial Dividend Period.

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        “Substitute Commercial Paper Dealer” has the meaning set forth on page [16] of the statement of additional information.

        “Substitute Rating Agency” and “Substitute Rating Agencies” shall mean an NRSRO or two NRSROs, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after obtaining the Trust’s approval, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the APS.

        “Substitute U.S. Government Securities Dealer” has the meaning set forth on page 17 of the statement of additional information.

        “Sufficient Clearing Bids” has the meaning set forth on page 20 of the statement of additional information.

        “Taxable Equivalent of the Short-Term Municipal Bond Rate” on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P 30-day High Grade Index (the “S&P Index”) or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by SPSE or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of “high grade” component issuers selected by SPSE or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax,” divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the S&P Index is not made so available by 8:30 a.m., New York City time, on such date by SPSE or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent S&P Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Trust may not utilize a successor index to the S&P Index unless S&P provides the Trust with written confirmation that the use of such successor index will not adversely affect the then-current S&P ratings of the APS.

        “Treasury Bonds” means United States Treasury Bonds or Notes.

        “Treasury Index Rate” means the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

        “Treasury Rate” has the meaning set forth on page 17 of the statement of additional information.

        “Trust” means The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust, which is the issuer of the APS.

        “U.S. Government Securities Dealer” has the meaning set forth on page 17 of the statement of additional information.

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        “U.S. Treasury Securities” means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

        “Valuation Date” has the meaning set forth on page 34 of the prospectus.

        “Variation Margin” means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

        “Winning Bid Rate” has the meaning set forth on page 20 of the statement of additional information.

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$10,000,000

THE MASSACHUSETTS HEALTH & EDUCATION
TAX-EXEMPT TRUST

Auction Preferred Shares
200 Shares, Series B

Liquidation Preference
$50,000 Per Share

PROSPECTUS

Merrill Lynch & Co.

August __, 2005

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated August 5, 2005

Statement of Additional Information

$10,000,000

THE MASSACHUSETTS HEALTH & EDUCATION
TAX-EXEMPT TRUST

Auction Preferred Shares (“APS”)
200 Shares, Series B

Liquidation Preference $50,000 Per Share

The Massachusetts Health & Education Tax-Exempt Trust (the “Trust”) is a closed-end, non-diversified management investment company. The Trust’s investment objective is to seek as high a level of current income exempt from both regular Federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in “investment grade” tax-exempt obligations issued on behalf of Massachusetts not-for-profit health and education institutions (as defined herein). The Trust may invest up to 20% of its total assets in municipal obligations that are rated below investment grade (commonly known as “junk” bonds) or, if unrated, are considered by the Trust’s investment adviser to possess similar credit characteristics. There can be no assurance that the Trust’s investment objective will be realized.

        Certain capitalized terms not otherwise defined in this statement of additional information have the meaning provided in the Glossary included as part of the prospectus.

        This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus of the Trust, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained without charge, by calling (800) 543-6217. The prospectus is incorporated by reference into this statement of additional information, and this statement of additional information is incorporated by reference into the prospectus.

Merrill Lynch & Co.

This Statement of Additional Information is dated August __, 2005.

TABLE OF CONTENTS

Investment Objective and Policies	1
Investment Restrictions	1
Description of APS	3
The Auction	14
Rating Agency Guidelines	14
Trustees and Officers	18
Investment Advisory and Management Arrangements	21
Portfolio Transactions	28
Taxes	30
Conflicts of Interest	35
Net Asset Value	37
Financial Statements	38
APPENDIX A: Economic and Financial Conditions in Massachusetts	A-1
APPENDIX B: Description of Municipal Obligation Ratings	B-1
APPENDIX C: Settlement Procedures	C-1
APPENDIX D: Auction Procedures	D-1

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INVESTMENT OBJECTIVE AND POLICIES

        The Trust’s investment objective is to seek as high a level of current income exempt from both regular Federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. There can be no assurance that the Trust will achieve its investment objective. The Trust seeks to achieve its investment objective by investing primarily in tax-exempt obligations (including bonds, notes and capital lease obligations) issued on behalf of Massachusetts not-for-profit health and education institutions (“Massachusetts Health & Education Obligations”). The Trust is subject to certain restrictions and investment policies which require it, under normal market conditions (i) to invest at least 80% of its total assets in Massachusetts Health & Education Obligations, (ii) to invest at least 80% of its total assets in obligations that are deemed to be “investment grade,” (iii) to invest its assets so that, during any fiscal year, at least 80% of the income generated by the Trust will be exempt from regular Federal income taxes and Massachusetts personal income taxes and from the Federal alternative minimum tax. Policy (iii) is considered fundamental and may not be changed without the approval of a majority of the outstanding common shares and outstanding preferred shares of the Trust (including the APS and Other APS), voting as a single class, and a majority of the outstanding preferred shares of the Trust (including the APS and Other APS), voting as a separate class, within the meaning of the 1940 Act, i.e., a vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Policies (i) and (ii) may be changed by the Board of Trustees of the Trust without shareholder approval, provided that at least 60 days’ prior written notice must be given to shareholders of any change in policy (i).

        The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of Massachusetts Health & Education Obligations. In general, the Trust does not intend for its investments to earn a large amount of interest income that is includable in gross income for Federal income tax purposes. There can be no assurance that the Trust’s investment objective will be realized.

        Reference is made to “Investment Objective and Policies” in the prospectus for information regarding other types of securities that the Trust may invest in order to achieve its objective.

INVESTMENT RESTRICTIONS

        The following investment restrictions are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the outstanding common shares and outstanding shares of APS, Other APS and any other preferred shares, voting as a single class, and a majority of the outstanding shares of APS, Other APS and other preferred shares, voting as a separate class. As used in the prospectus or this statement of additional information, a majority of the outstanding shares means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of APS — Voting Rights” for additional information with respect to the voting rights of holders of APS.

        The Trust will not

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), or borrow money; provided, however, that the Trust may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Trust’s assets immediately after the time of such borrowing and may issue preferred shares in an amount not exceeding one-half of the Trust’s assets immediately after the time of such issuance;

(2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put and except for transactions involving options on securities that could otherwise be purchased by the Trust and which are within the descriptions set forth in “Investment Objectives and Policies - Hedging Transactions” in the prospectus;

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(3) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations (including, without limitation, Massachusetts Health & Education Obligations) in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to tax-exempt Municipal Obligations (including, without limitation, Massachusetts Health & Education Obligations) nor shall it apply to securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities;

(5) Purchase or sell real estate, but this shall not prevent the Trust from investing in securities that are secured by real estate or interests therein or foreclosing upon and selling such security;

(6) Purchase or sell commodities or commodities contracts, except that the Trust may engage in transactions involving financial futures contracts and options thereon; or

(7) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations (including, without limitations, Massachusetts Health & Education Obligations) or temporary investments in accordance with its investment objective, policies and restrictions.

        The foregoing restrictions and other limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. Except as expressly provided in the prospectus or this statement of additional information, all stated investment objectives, policies, restrictions and practices shall be deemed non-fundamental and may be changed without the approval of the holders of Common Shares or APS.

        The Trust is classified as non-diversified within the meaning of the 1940 Act, which means that the Trust is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Trust’s investments are limited, however, in order to allow the Trust to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes.” To qualify, the Trust complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Trust’s total assets will be invested in the securities of a single issuer or in qualified publicly traded partnerships as defined in the Code and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Trust will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Trust will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of the Trust to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as “diversified” under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

        The Investment Adviser of the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Trust is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions.”

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DESCRIPTION OF APS

General

        All APS will have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The APS will rank on a parity with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation. So long as S&P is rating the APS, the Trust may, without the vote of the holders of APS, issue additional series of Preferred Shares, including APS, subject to applicable provisions of the 1940 Act and to continuing compliance with the 1940 Act APS Asset Coverage and the APS Basic Maintenance Amount, provided that (1) any such additional series ranks on a parity with the then Other APS as to the payment of dividends and the distribution of assets upon liquidation and (2) the Trust obtains written confirmation from S&P, that the issuance of any such additional series would not impair the rating then assigned by such rating agency to the APS.

        The Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The APS, when issued and sold through this offering, will be fully paid and (subject to the statements below concerning Shareholders of a Massachusetts business trust) nonassessable by the Trust, will not be convertible into Common Shares or other shares of beneficial interest of the Trust and will have no preemptive rights. The Agreement and Declaration of Trust provides that Shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies Shareholders against any such liability. Although Shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Agreement and Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote. The APS will not be subject to any sinking fund but will be redeemable in the circumstances described under “Redemption.”

Dividends

        General. The holders of APS will be entitled to receive, when, as and if declared by the Board of Trustees of the Trust, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth below under “Determination of Dividend Rate,” and no more (except as otherwise provided below under “Additional Dividends”), payable on the respective dates determined as set forth below.

        Dividends on the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue and, except as provided below, shall be payable as described in the prospectus. After the Initial Dividend Period, the Trust, subject to certain conditions, may designate any Subsequent Dividend Period as a Special Dividend Period which shall be such number of consecutive days or whole years as the Board of Trustees (including a committee thereof or its delegate) shall specify, subject to certain conditions. The APS are redeemable by the Trust as described herein.

        If the Trust designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (i) with respect to a Special Dividend Period of fewer than 35 days, the day after the last day thereof and (ii) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

        After any Special Dividend Period, dividends on the APS shall be payable, except as described below, as provided in the second preceding paragraph above, subject to the option of the Trust to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

        In the case of dividends that would be payable as set forth above, if (i) the Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Monday or Tuesday, or (ii) the Wednesday, Thursday or Friday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday or Friday.

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        Each dividend on the APS will be paid on the Dividend Payment Date therefor to the Securities Depository to pay to the holders of record as their names appear on the registry of Existing Holders of the Securities Depository on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders as their names appear on the share books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees of the Trust.

        Determination of Dividend Rate. The dividend rate on the APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor will be equal to the rate per annum set forth on the inside cover page of the prospectus. For each Subsequent Dividend Period of APS Outstanding thereafter, the dividend rate will be equal to the rate per annum, except as provided below, that results from an Auction on the Auction Date next preceding such Subsequent Dividend Period.

        If an Auction for any Subsequent Dividend Period of the APS is not held for any reason or if the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, any APS and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, the dividend rate for any such Subsequent Dividend Period will be, subject to the next succeeding paragraph, the Maximum Rate for the APS on the Auction Date for such Subsequent Dividend Period.

        If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any APS during any Rate Period thereof, and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured in accordance with the next succeeding paragraph or the Trust shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such failure consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such failure has not been cured in accordance with the next succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Other APS and (2) if such failure consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which notice of redemption has been given by the Trust, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure is not cured in accordance with the next succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Other APS to be redeemed, then Auctions will be suspended until such failure is so cured and the dividend rate for APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be “Below “BBB” ”).

4

        Any such failure with respect to the APS shall have been cured (if such failure is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, the Trust shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the APS and (ii) without duplication, the Redemption Price for the APS, if any, for which notice of redemption has been given by the Trust.

        Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through its most recent Dividend Payment Date. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate or Rates for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as provided in the APS Provisions, on the APS. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

        The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000. Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

        Designation of Special Dividend Periods. The Trust, at its option, by resolution of its Board of Trustees (including a committee thereof or its delegate), may designate any succeeding Subsequent Dividend Period of the APS as a Special Dividend Period which shall consist of such number of days (other than seven) or whole years as the Board of Trustees (including a committee thereof) shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, the APS shall have been cured as set forth above under “Dividends — Determination of Dividend Rate,” (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Trust shall have mailed a notice of redemption with respect to any shares, as described under “Redemption — Notice of Redemption” below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Trust wishes to designate any succeeding Subsequent Dividend Period as a Special Dividend Period consisting of more than 7 Business Days, the Trust has provided notice and an APS Basic Maintenance Report to S&P (if S&P is then rating the APS).

        If the Trust proposes to designate any succeeding Subsequent Dividend Period of the APS as a Special Dividend Period of more than 7 Business Days, not less than 20 nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in New York City, which carries financial news, and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust may exercise its option to designate a

5

succeeding Subsequent Dividend Period of the APS as a Special Dividend Period, specifying the first day thereof and (B) that the Trust will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

        No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealer, either:

(i) a notice stating (A) that the Trust has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) the Trust shall have failed to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, the APS, as set forth above under “Dividends — Determination of Dividend Rate,” prior to the first day of such Special Dividend Period with respect to the APS and (E) the scheduled Dividend Payment Dates for the APS during such Special Dividend Period; provided, that, if the proposed Special Dividend Period consists of more than 7 Business days, such notice will be accompanied by an APS Basic Maintenance Report showing, as of the third Business Day next preceding such proposed Special Dividend Period, (1) a Discounted Value of S&P Eligible Assets (if S&P is then rating the APS), assuming for purposes of calculating S&P Eligible Assets in connection with an APS Basic Maintenance Report required to be prepared pursuant to the APS Provisions, a S&P Exposure Period of “three business days”and (2) a discounted value of other rating agency Eligible Assets (if any other rating agency is then rating the APS and so requires) at least equal to the amount as of such Business Day specified by such other rating agency; or

(ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Dividend Period and that the next succeeding Dividend Period shall be a Minimum Dividend Period.

If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) above.

        Restrictions on Dividends and Other Payments. Under the 1940 Act, the Trust may not declare dividends (other than dividends payable in common shares) or other distributions with respect to common shares or purchase any such shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in and determined pursuant to the 1940 Act) with respect to the outstanding Preferred Shares, including the APS, would be less than 200% (or such other percentage as may in the future be required by law).

        In addition, for so long as any of the APS are outstanding, except as otherwise set forth herein, (A) the Trust may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of beneficial interest, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of common shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation), or any such parity shares of beneficial interest (except by conversion into or exchange for capital shares of the Trust ranking junior to or on a parity

6

with the APS as to payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Trust has redeemed the full number of the APS required to be redeemed by any provision for mandatory redemption contained in the APS Provisions, and (B) if S&P is rating the APS, the Trust may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of common shares or any other shares of the Trust ranking junior to the APS as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common shares or any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the APS as to the payment of dividends or the distribution of assets upon liquidation), unless immediately after such transaction the Discounted Value of the Trust’s assets would at least equal the APS Basic Maintenance Amount. See “Rating Agency Guidelines.”

        Under the Code, the Trust must, among other things, distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may in certain circumstances impair the Trust’s ability to maintain such qualification. The Trust currently intends, however, to exercise its right to redeem a portion of the APS when necessary to preserve such qualification. See “Taxes” herein.

        Additional Dividends. If the Trust retroactively allocates any net capital gains or other income taxable for Federal income tax purposes to the APS by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for Federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or (iii) the liquidation of the Trust (such allocation is referred to herein as a “Retroactive Taxable Allocation”), the Trust will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Trust’s taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of DTC) during such taxable year at such holder’s address as the same appears or last appeared on the share books of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the taxable year in question. See “Taxes” herein.

        “Additional Dividends” means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder’s dividends in dollars (after Federal and Massachusetts income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such Holder. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Retroactive Taxable Allocation and each Additional Dividend, to the extent it consists of ordinary income or capital gain would be taxable in the hands of each holder of APS at the maximum marginal combined regular Federal and Massachusetts individual income tax rate applicable to ordinary income or net capital gains as applicable (taking into account the Federal income tax deductibility of state and local income taxes paid or incurred), or the maximum marginal regular Federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

Asset Maintenance

        1940 Act APS Asset Coverage. The Trust will be required under the APS Provisions to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including APS (or such other asset

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coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock). If the Trust fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the APS (“1940 Act APS Asset Coverage”) and such failure is not cured as of the last Business Day of the following month (the “1940 Act Cure Date”), the Trust will be required in certain circumstances to redeem certain of the APS. See “Redemption” below.

        APS Basic Maintenance Amount. So long as any APS are Outstanding, the Trust will be required under the APS Provisions to maintain as of each Business Day (a “Valuation Date”) assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount established by the rating agency or agencies then rating the APS. If the Trust fails to meet such requirement on any Valuation Date and such failure is not cured on or before the second Business Day after such Valuation Date (the “APS Basic Maintenance Cure Date”), the Trust will be required in certain circumstances to redeem certain of the shares of APS. See “Redemption” below.

        The “APS Basic Maintenance Amount” as of any Valuation Date is defined as the dollar amount equal to the sum of:

(A)	(i) the product of the number of APS and Other APS outstanding on such date multiplied by $50,000;

(ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for each of the APS and Other APS outstanding that follow such Valuation Date (or to the 46th day after such Valuation Date, if such 46th day is earlier than the first following Dividend Payment Date);

(iii) the amount equal to the Projected Dividend Amount (based on the number of APS and Other APS Outstanding on such date);

(iv) the amount of anticipated Trust expenses for the 90 days subsequent to such Valuation Date;

(v) the amount of the Trust’s Maximum Potential Additional Dividends Liability as of such Valuation Date;

(vi) the amount of any premium payable pursuant to a Premium Call Period; and

(vii) Any current liabilities as of such Valuation Date to the extent not reflected in any of (A)(i) through (A)(vi) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Trust’s transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less

(B)	either (i) the face value of any Trust assets irrevocably deposited by the Trust for the payment of any of (A)(i) through (A)(vii) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities backed by the full faith and credit of the United States Government or have a rating assigned by S&P of A-1+ or SP-1+, or (ii) the Discounted Value of such assets.

For purposes of the foregoing, “Maximum Potential Additional Dividends Liability,” as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

        For purposes of the APS Basic Maintenance Amount in connection with S&P rating of the APS, with respect to any transactions by the Trust in securities options, the Trust shall include as liabilities (i) 10% of the exercise price of a call option written by the Trust and (ii) the exercise price of any written put option.

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        The Discount Factors and guidelines for determining the market value of the Trust’s portfolio holdings, described above under the heading “Rating Agency Guidelines,” have been based on criteria established in connection with rating the APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Trust exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factors relating to any asset of the Trust and the APS Basic Maintenance Amount, the categories of assets eligible for inclusion in the calculation of the Discounted Value of the Trust’s portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Trust without Shareholder approval, but only in the event the Trust receives written confirmation from the appropriate rating agency that any such change would not impair the rating then assigned to the APS by such rating agency. A rating agency’s Discount Factors and guidelines will apply to the APS so long as such rating agency is rating the APS.

        On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to maintain a Discounted Value of S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Trust is required to deliver to the Auction Agent (so long as S&P is rating the APS) a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (an “APS Basic Maintenance Report”). The Trust will also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS) (i) on any Valuation Date that the Discounted Value of S&P Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Trust redeems Common Shares or APS. Within ten Business Days after the date of delivery of an APS Basic Maintenance Report relating to the month in which the Trust’s fiscal year ends, the Trust will deliver a letter prepared by the Trust’s independent registered public accounting firm regarding the accuracy of the calculations made by the Trust in its most recent APS Basic Maintenance Report. If any such letter prepared by the Trust’s independent registered public accounting firm shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Trust’s independent registered public accounting firm will be conclusive and binding on the Trust.

Redemption

        Optional Redemption. Upon giving a notice of redemption, as provided below, the Trust at its option may redeem the APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of more than 28 days none of the APS will be subject to optional redemption during any Non-Call Period. Also, APS may not be redeemed in part if after such partial redemption fewer than 50 shares remain outstanding.

        If fewer than all of the outstanding APS are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Trustees of the Trust, and such shares shall be redeemed pro rata from the holders of record (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of the APS, the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. An Agent Member may determine to redeem shares from some beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other beneficial owners.

        The Trust may not make an optional redemption as described above unless, on the date on which the Trust intends to give such notice, (a) the Trust has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of APS by reason of the redemption of such APS on such redemption date and (b) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance

9

Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

        Mandatory Redemption. The Trust will be required to redeem, at the Mandatory Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Trust fails to maintain a Discounted Value of S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount or fails to maintain the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a “Cure Date”), as the case may be. The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all of the APS and Preferred Shares then outstanding will be redeemed), and (b) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Trust will allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this paragraph.

        The Trust is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to mandatory redemption or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust will redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to a mandatory redemption, the number of shares to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of such shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding APS.

        Notice of Redemption. The Trust is required to give Holders not less than five nor more than 40 days’ Notice of Redemption. (The Trust must also give certain notices to the SEC in connection with any redemption generally 30 days prior to such redemption). The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Trust). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

        Other Redemption Procedures. To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem APS will be deemed to exist at any time after the date specified for redemption in a notice of redemption when the Trust shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Optional Redemption Price or Mandatory Redemption Price, as the case may be, with respect to any shares for which such notice of redemption has been given. Notwithstanding the fact that the Trust may not have redeemed the APS for which a notice of redemption has been given, dividends may be declared and paid

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on APS and will include those APS for which notice of redemption has been given in the event of such failure to redeem.

        Upon the deposit of funds sufficient to redeem APS with the Auction Agent and the giving of notice of redemption, dividends on such APS will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the APS so called for redemption will cease and terminate, except the right of the holders thereof to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as otherwise provided above under “Dividends — Additional Dividends.” Upon surrender in accordance with the notice of redemption of the certificates for any APS so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees of the Trust shall so require and the notice shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the holders of APS subject to redemption. In the case that fewer than all of the APS represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Trust will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption on such date and (ii) all other amounts to which holders of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Trust, after which time the holders of APS so called for redemption may look only to the Trust for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Trust will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

        Notwithstanding the foregoing, if any dividends on the APS are in arrears, no APS shall be redeemed unless all outstanding APS are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS.

        Except as described above with respect to redemptions and below under “The Auction — Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders,” the APS Provisions do not prohibit the Trust or any affiliate of the Trust from purchasing or otherwise acquiring any APS.

        The Trust has the right to arrange for others to purchase from the holders thereof APS which are to be redeemed as described above.

Liquidation

        Upon a dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of APS then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of beneficial interest of the Trust ranking junior to the APS upon liquidation, an amount equal to the liquidation preference with respect to the APS. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any applicable Additional Dividends in connection with the liquidation of the Trust. After the payment to the holders of the APS of the full preferential amounts provided for as described herein, the holders of APS as such shall have no right or claim to any of the remaining assets of the Trust. In the event the assets of the Trust available for distribution to the holders of the APS upon any liquidation of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS upon such liquidation unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. Subject to the rights of the holders of shares of any series or class or classes of shares of beneficial interest ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Trust, after payment shall have

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been made in full to the holders of the APS as described herein, but not prior thereto, any other series or class or classes of shares of beneficial interest ranking junior to the APS with respect to the distribution of assets upon liquidation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the APS shall not be entitled to share therein.

        Neither the sale of all or substantially all of the property or business of the Trust, nor the merger or consolidation of the Trust into or with any other corporation nor the merger or consolidation of any other corporation into or with the Trust shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Voting Rights

        Except as otherwise indicated herein or as otherwise required by applicable law, holders of the APS will have equal voting rights with holders of Common Shares (one vote per share) and will vote together with holders of Common Shares as a single class.

        In connection with the election of the Trust’s trustees, holders of outstanding shares of Preferred Shares, including any APS and Other APS, voting as a separate class, shall be entitled to elect two of the Trust’s Trustees, and the remaining trustees will be elected by holders of Common Shares, the APS and the Other APS voting as a single class. In addition, if at any time dividends (whether or not earned or declared) on Preferred Shares, including any outstanding APS and Other APS, shall be due and unpaid in an amount equal to two full years’ dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of Preferred Shares, including any outstanding APS and Other APS, the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including any APS and Other APS, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of Shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including any APS and Other APS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Trust as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Shares, including any APS and Other APS for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of shares of Preferred Shares, including any APS and Other APS (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of shares of APS and Other APS have the right to elect in any event), will terminate automatically.

        So long as any of the APS and Other APS are outstanding, the Trust will not, without the affirmative vote of a majority of the outstanding APS and Other APS, determined with reference to a two-thirds vote of the Holders of the outstanding APS (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS and Other APS with respect to the payment of dividends or the distribution of assets upon liquidation or increase the authorized amount of APS and Other APS (except that the Trust may, without the vote of the Holders of APS and Other APS, authorize, create or issue classes or series of preferred shares ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon liquidation subject to continuing compliance by the Trust with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements provided that the Trust obtains written confirmation from S&P (if S&P is then rating the APS) or any other rating agency which is then rating the APS and so requires, that the issuance of any such additional class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the APS Provisions, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares of beneficial interest ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, (c)

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file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent, (d) petition for liquidation, reorganization or other relief under applicable laws of any jurisdiction regarding bankruptcy, or (e) create, incur or cause to exist any lien, mortgage, pledge, change or security upon any Trust assets.

        The Board of Trustees may, however, without approval of any Holder of APS or any other Shareholder of the Trust, amend, alter or repeal any or all of the definitions required to be contained in the APS Provisions by the rating agencies in the event the Trust receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS by such rating agency. In addition, the Board of Trustees, without the vote or consent of any Holder of APS or any other Shareholder of the Trust, may from time to time adopt, amend, alter or repeal any or all of additional or other definitions or add covenants and other obligations of the Trust (e.g., maintenance of minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of S&P or any other rating agency with respect to the APS. Unless a higher percentage is provided for under “Certain Provisions of the Agreement and Declaration of Trust” in the prospectus, the affirmative vote of the holders of a majority of the outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (as such term is defined under the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Trust’s investment objective or changes in the investment restrictions described as fundamental policies under “Fundamental Investment Restrictions” herein. The class vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares necessary to authorize the action in question.

        The Board of Trustees may amend the APS Provisions without any vote or consent of the holders of APS in connection with obtaining or maintaining ratings with respect to the APS. See “Rating Agency Guidelines” and Part I of the form of APS Provisions filed as an Exhibit to the Registration Statement of which this statement of additional information is a part. Definitions in the APS Provisions subject to amendment by action of the Board (subject to rating agency approval) include the following:

        APS Basic Maintenance Amount
        APS Basic Maintenance Cure Date
        APS Basic
        Maintenance Report
        Cure Date
        Deposit Securities
        Discounted Value
        Eligible Assets
        Market Value
        Maximum Potential Additional Dividend Liability
        Minimum Dividend Period
        S&P Discount Factor
        S&P Eligible Assets
        S&P Exposure Period
        S&P Hedging Transactions
        S&P Volatility Factor
        Municipal Obligations
        1940 Act Cure Date
        1940 Act APS Asset Coverage
        Receivables for Massachusetts Municipal Obligations Sold
        Valuation Date
        Variation Margin

        In addition, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of the Preferred Stock, including the APS, and without confirmation of S&P or any other rating agency or any other stockholder of the Trust.

        The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such APS shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption as provided above under “Description of APS — Redemption.”

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THE AUCTION

General

        The APS Provisions provide that the Applicable Rate per annum for each Subsequent Dividend Period after the Initial Dividend Period shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period from implementation of the auction procedures (the “Auction Procedures”) set forth in the APS Provisions, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell any APS. Each periodic implementation of the Auction Procedures is referred to herein as an “Auction.”

        Auction Agent Agreement. The Trust will enter into an agreement (the “Auction Agent Agreement”) with Deutsche Bank Trust Company Americas (together with any successor bank or trust company or other entity entering into a similar agreement with the Trust, the “Auction Agent”) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for APS so long as the Applicable Rate is to be based on the results of an Auction.

        Broker-Dealer Agreements. Each Auction requires the participation of one or more broker-dealers. The Auction Agent will enter into an agreement with Merrill Lynch, Pierce Fenner & Smith Incorporated (“Merrill Lynch”), UBS Securities LLC and Goldman, Sachs & Co. and may enter into similar agreements (collectively, the “Broker-Dealer Agreements”) with one or more additional broker-dealers (collectively, the “Broker-Dealers”) selected by the Trust, which provide for the participation of Broker-Dealers in Auctions.

This summary is qualified by reference to the Auction Procedures set forth in Appendix D to this statement of additional information. The settlement procedures to be used with respect to Auctions for the APS are set forth in Appendix C hereto.

RATING AGENCY GUIDELINES

        It is a condition to the issuance of the APS that the shares be issued with a rating of “AAA” from Standard & Poor’s Corporation (“S&P”). It is presently contemplated that the APS will be rated by S&P but not by any other rating agency. While the Trust does not presently foresee obtaining a rating from a rating agency other than S&P, it reserves the right to do so.

S&P AAA Rating Guidelines

        The Discounted Value of the Trust’s S&P Eligible Assets is calculated on each Valuation Date. See “Description of APS — Asset Maintenance — APS Basic Maintenance Amount.” S&P Eligible Assets include cash, Receivables for Massachusetts Municipal Obligations Sold (as defined below), Rule 2a-7 Money Market Funds and Municipal Securities eligible for consideration under S&P guidelines. For purposes of calculating the Discounted Value of the Trust’s portfolio under current S&P guidelines, the fair market value of Municipal Securities eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a Municipal Obligation eligible for consideration under S&P guidelines is the lower of par and the quotient of the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the rating by S&P, Moody’s or Fitch on such Municipal Obligation, in accordance with the tables set forth below:

S&P’s Rating Category (1)

AAA*(2)	AA*	A*	BBB*	BB*	B*	CCC*	NR**

159.75%	162.75%	165.75%	168.75%	190.11%	210.11%	230.11%	235.00%

*	S&P rating.
**	Not rated.
(1)	For Massachusetts Municipal Obligations of any one issuer rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, 2% is added to the applicable S&P Discount Factor for every 1% by which

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the fair market value of such Massachusetts Municipal Obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets, but in no event greater than 10%; or for any percentage over 5% add 10 percentage points to the applicable S&P Discount Factor.
(2)	For zero coupon Massachusetts Municipal Obligations, the S&P Discount Factor is 441.80%.

        Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Massachusetts Municipal Obligations will be 115%, so long as such Massachusetts Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Massachusetts Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Massachusetts Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody’s or F-1+ by Fitch; provided, however, such short-term Massachusetts Municipal Obligations rated by Moody’s or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P and further provided that such short-term Massachusetts Municipal Obligations rated by Moody’s or Fitch but not rated by S&P may comprise no more than 50% of short-term Massachusetts Municipal Obligations that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Rule 2a-7 Money Market Funds will be 110%, (iii) the S&P Discount Factor for Receivables for Massachusetts Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Massachusetts Municipal Obligations sold, and (iv) no S&P Discount Factor will be applied to cash or to Receivables for Massachusetts Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date. “Receivables for Massachusetts Municipal Obligations Sold,” for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of Receivables for Massachusetts Municipal Obligations sold as of or prior to such Valuation Date. For purposes of the foregoing, anticipation notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody’s or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Massachusetts Municipal Obligations.

        The S&P guidelines require certain minimum issue size and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Massachusetts Municipal Obligations must:

(i) except for zero coupon Massachusetts Municipal Obligations rated AAA by S&P that mature in 30 years or less, be interest bearing and pay interest at least semi-annually;

(ii) be payable with respect to principal and interest in U.S. dollars;

(iii) not be subject to a covered call or covered put option written by the Trust;

(iv) except for Inverse Floaters, not be part of a private placement; and

(v) except for Inverse Floaters and legally defeased bonds that are secured by securities issued or guaranteed by the United States Government, be part of an issue with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million, is rated at least AA or higher by S&P.

        Notwithstanding the foregoing:

(i) Massachusetts Municipal Obligations of any one issue type category (as described below) will be considered S&P Eligible Assets only to the extent the fair market value of such Massachusetts Municipal Obligations does not exceed 25% of the aggregate fair market value of S&P Eligible Assets, except that Massachusetts Municipal Obligations falling within the general obligation issue type category will be considered S&P Eligible Assets to the extent the fair market value of such Massachusetts Municipal Obligations does not exceed 50% of the aggregate fair market value of S&P Eligible Assets. For purposes of the issue type category requirement described above, Massachusetts Municipal Obligations will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, electric, gas and

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combination issues (if the combination issue includes an electric issue), water and sewer utilities and combination issues (if the combination issue does not include an electric issue), irrigation, resource recovery, solid waste and other utilities, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. The general obligation issue type category includes any issuer that is directly or indirectly guaranteed by the Commonwealth of Massachusetts or its political subdivisions. Utility issuers are included in the general obligation issue type category if the issuer is directly or indirectly guaranteed by the Commonwealth of Massachusetts or its political subdivisions;

(ii) Massachusetts Municipal Obligations that are escrow bonds or defeased bonds may compose up to 100% of the aggregate fair market value of S&P Eligible Assets if such Massachusetts Municipal Obligations initially are assigned a rating by S&P in accordance with S&P’s legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. Massachusetts Municipal Obligations may be rated as escrow bonds by another NRSRO or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated Massachusetts Municipal Obligations are limited to 50% of the aggregate fair market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such Massachusetts Municipal Obligations. The limitations on Massachusetts Municipal Obligations in clause (i) above and clauses (iii) and (iv) below are not applicable to escrow bonds, however, economically defeased bonds that are either initially rated or rerated by S&P or another NRSRO and assigned the same rating level as the issuer of the Massachusetts Municipal Obligations will remain in its original issue type category set forth in clause (1) above;

(iii) Massachusetts Municipal Obligations that are not rated by any NRSRO may comprise no more than 10% of S&P Eligible Assets;

(iv) Massachusetts Municipal Obligations rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Massachusetts Municipal Obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, High Yield Bonds of any issuer may comprise no more than 5% of S&P Eligible Assets, and Massachusetts Municipal Obligations of any one issuer which are not rated by any NRSRO will be considered S&P Eligible Assets only to the extent the fair market value of such Massachusetts Municipal Obligations does not exceed 5% of the aggregate fair market value of the S&P Eligible Assets. In the aggregate, the maximum issuer exposure is limited to 10% of the S&P Eligible Assets; and

(v) Massachusetts Municipal Obligations not rated by S&P but rated by another NRSRO will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Securities does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets.

        The Trust may include Municipal Obligations other than Massachusetts Municipal Obligations as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the APS.

        As discussed in the prospectus, the Trust may engage in options or futures transactions. For so long as any shares of APS are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of APS by S&P, except that the Trust may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the “Municipal Index”) or Treasury Bonds and write, purchase or sell put and call options on such contracts (collectively, “S&P Hedging Transactions”), subject to the following limitations:

(i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a futures contract or option held by the Trust by the Trust’s taking an opposite position thereto (“Closing Transactions”)), that would cause the Trust at the time of such

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transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Trust’s total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the fair market value of the Trust’s total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract that the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

(iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

(v) when the Trust writes a futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or liquid assets in a segregated account with the Trust’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust’s broker with respect to such futures contract or option equals the fair market value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

        For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index that are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

        For so long as any APS are Outstanding and the APS are rated by S&P, the Trust will not, unless it has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to the APS, engage in any one or more of the following transactions: (1) incur any indebtedness for borrowed money, except that the Trust may, without obtaining the prior written approval described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of S&P Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such indebtedness; (2) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any APS previously purchased or redeemed by the Trust; (3) engage in short sale transactions; or (4), except as necessary to effect Closing Transactions, engage in transactions in options on securities, futures contracts or options on futures contracts except that in connection with S&P Hedging Transactions: (A) the Trust may buy call or put option contracts; (B) the Trust may write covered call options; and (C) the Trust may write put options on securities. For purposes of valuation of S&P Eligible Assets (i) if the Trust writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset

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readily or if the option expires before the earliest possible redemption of the APS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (B) otherwise, it has no value; (ii) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (A) exercise price and (B) the Discounted Value of the underlying security; and (iii) call or put options which the Trust buys have no value. For so long as any APS are rated by S&P; (1) the Trust will not engage in options and futures transactions for leveraging or speculative purposes; (2) the Trust will not write any anticipatory call options or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (3) the Trust will not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (4) for purposes of the APS Basic Maintenance Amount assets in margin accounts are not S&P Eligible Assets; (5) the Trust shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by S&P; (6) where delivery may be made to the Trust with any of a class of securities, the Trust shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (7) the Trust will not engage in forward contracts; and (8) the Trust’s independent registered public accounting firm will test the Trust`s futures and options transactions quarterly to confirm that the Trust is in compliance with these standards.

        The Board of Trustees may, without approval of any Holder of APS or any other stockholder of the Trust, amend, alter or repeal any or all of the definitions required to be contained in the APS Provisions by S&P or any other rating agency in the event the Trust receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS by such rating agency. In addition, the Board of Trustees, without the vote or consent of any Holder of APS or any other stockholder of the Trust, may from time to time adopt, amend, alter or repeal any of all of additional or other definitions or add covenants and other obligations of the Trust (e.g., maintenance of minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of S&P or any other rating agency with respect to the APS.

TRUSTEES AND OFFICERS

        The Trustees of the Trust consist of six individuals, five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors and trustees of investment companies by the 1940 Act.

        Each non-interested Trustee is a member of the Trust’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, and oversight of the Trust’s accounting and financial reporting policies and practices and of the quality and integrity of the Trust’s financial statements. The Audit Committee’s responsibilities include, without limitation, (i) to review, as appropriate, the Trust’s audited financial statements and the results of the examination of the Trust’s financial statements by the independent registered public accounting firm, (ii) to review and discuss with the independent registered public accounting firm the scope of audits, the qualifications and experience of the independent registered public accounting firm and the compensation of the independent registered public accounting firm, (iii) to review and assess the performance of the independent registered public accounting firm, (iv) to pre-approve audit and non-audit services provided by the independent registered public accounting firm to the Trust and certain affiliates, as required by applicable law, (v) to review certain reports and communications from such independent registered public accounting firm required by applicable law, and (vi) to establish procedures for treatment of complaints and concerns regarding accounting, internal accounting controls, or auditing matters. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee. The Audit Committee met 5 times during the Trust’s fiscal year ended December 31, 2004.

        Each non-interested Trustee is also a member of the Trust’s Nominating Committee (the “Nominating Committee”). The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Trust’s non-interested Trustees, the Nominating Committee may consider nominations for the office of the Trustee made by Trust

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shareholders as it deems appropriate. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee did not meet during the Trust’s fiscal year ended December 31, 2004.

Biographical Information

        Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and other public directorships.

Name, Address* and Age	Position(s) Held with Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Thomas H. Green, III (45)†	Trustee	One Year Trustee since 1993

Managing Director, Citigroup (formerly Salomon Smith Barney (“SSB”), since 2002. Formerly, Director in SSB, Public Finance Department (1998-2001). Formerly, First Assistant Attorney General for The Commonwealth of Massachusetts (1992-1998). Previously, Vice President, Public Finance, First Boston Corporation.

None

James F. Carlin, III (41)	Trustee	One Year Trustee since 2003

Executive Vice President, Managing Partner, Crosspoint Associates, Inc. (real estate management and development) since 1993. Board of Directors, Chart Bank 1996-2004. Principal of Alpha Analytical Inc. since 2000. Former Director of Carlin Insurance.

None

Edward M. Murphy (57)	Trustee	One Year Trustee since 1993

President and Chief Executive Officer, National Mentor since 2004. Formerly, President and Chief Executive Officer, Alliance Health, Inc. (1998-2004). Board of Directors, National Mentor Holdings since 2004. Board of Directors, Justice Resource Institute since 1991. Board of Directors, Alliance Health, Inc. from 1998 to 2004.

None

Frank Nesvet (62)**	Trustee	One Year Trustee since 2004

Chief Executive Officer, Libra Group, Inc. (since 1998). Managing Director, Senior Vice President, CFO and Fund Treasurer, New England Funds (1993-1998). Board of Trustees, Street Tracks Series Trust since 2000. Board of Directors, Jefferson Pilot Variable Fund, since 2002.

Director of Jefferson Pilot Variable Fund, Inc.,; Trustee of streetTRACKS Index Shares Funds, streetTRACKS Series Trust

Walter B. Prince (56)	Chairman and Trustee	One Year Trustee since 1993	Partner of the law firm of Prince, Lobel, Glovsky & Tye LLP, since 1988. Board of Directors, One United Bank. Board of Directors, Ford Hall Forum (Non-profit organization).	None

James M. Storey (74)	Trustee	One Year Trustee since 1993	Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Director of U.S. Charitable Gift Trust.	Trustee of the SEI Investments Funds (consisting of 119 portfolios).

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Chairman of the Audit Committee.
†	Mr. Green is an “interested person”, as defined in the 1940 Act, of the Trust based on his affiliation with Citigroup, a brokerage firm.
††	Each Trustee serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Trust’s By-Laws or Declaration of Trust.

        The Trustees are not trustees or directors of any other investment companies in the complex of funds advised by the Investment Advisor, Merrill Lynch Investment Managers, L.P., and their affiliates (“FAM/MLIM-advised fund”).

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        Certain biographical and other information relating to the Trustee who is an “interested person” of the Trust as defined in the 1940 Act (the “interested Trustee”) and the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
John M. Loffredo (41)**	President since 2004.	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1998 to 2000.	39 registered investment companies consisting of 51 portfolios	None

Donald C. Burke (45)	Vice President/ Treasurer since 2004.

First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAM Distributors, Inc. since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.

			131 registered investment companies consisting of 175 portfolios	None

Theodore R. Jaeckel Jr. (44)	Vice President since 2004.	Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005; Director of MLIM from 2000-2005; Vice President of MLIM from 1994 to 2000.	8 registered investment companies consisting of 8 portfolios	None

Robert D. Sneeden (51)	Vice President since 2004.	Director of MLIM since 2005; Vice President of MLIM from 1998 to 2005; Assistant Vice President and Portfolio Manager of MLIM from 1994 to 1998.	5 registered investment companies consisting of 5 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer since 2004.

Chief Compliance Officer of the FAM/MLIM-advised funds since 2004; First Vice President and Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; and Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission’s Division of Enforcement in Washington, DC from 1990 to 1995.

			132 registered investment companies consisting of 176 portfolios	None

Brian D. Stewart (36)	Secretary	Director of MLIM since 2005; Vice President of MLIM from 2002 to 2005. Attorney in private practice from 1999 to 2002.	2 registered investment companies consisting of 2 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Trustees of each Trust.

        Under the Trust’s Agreement and Declaration of Trust and the 1940 Act, holders of the APS will be entitled to elect two Trustees with the other Trustees elected by the holders of the Common Shares and the APS voting as a single class, except in certain circumstances as described under “Description of APS — Voting Rights.” In the event the Trust at any time has no outstanding preferred shares, all of the Trustees will be elected by the holders of the Common Shares. The Trustees elected by the holders of the APS are Messrs. Green and Carlin. Election of Trustees is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Shares and APS or a majority of the outstanding APS may elect all of the Trustees who are subject to election by them.

Compensation of Trustees

        The trustees will receive a $1,250 per quarter for serving as a trustee. The Trust has no employees and none of its officers are compensated in such capacity by the Trust.

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        The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended December 31, 2004, and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2004.

Name of Trustee	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Trust Expense	Aggregate Compensation From Trust and other MLIM/FAM- Advised Funds
Thomas H. Green, III†	$5,000	None	$5,000
James F. Carlin, III	5,000	None	5,000
Walter B. Prince	5,000	None	5,000
Edward M. Murphy	5,000	None	5,000
Frank Nesvet	5,000	None	5,000
James M. Storey	5,000	None	5,000

†	Mr. Green is an “interested person” because of his affiliation with a brokerage firm, Citigroup.

        Subject to certain exceptions and limitations, as fully described in Section 6.4 of the Trust’s Agreement and Declaration of Trust on file with the SEC, the Trust indemnifies every Trustee and officer of the Trust against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust also provides liability insurance for its Trustees and officers. As more fully described in the Trust’s Agreement and Declaration of Trust, a Trustee may be removed by a vote of the holders of not less than two-thirds of the class of Shares of the Trust that elected such Trustee and that are entitled to vote on the matter. In certain circumstances, Shareholders may call a meeting to remove a Trustee. The Trust is required to assist in communications with Shareholders regarding such a meeting.

Share Ownership

        Information relating to each Trustee’s share ownership in the Trust as of December 31, 2004 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Trust	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Trustee
Thomas H. Green, III	$10,001-$50,000	$10,001-$50,000
Non-Interested Trustees
James F. Carlin, III	$10,001-$50,000	$10,001-$50,000
Edward M. Murphy	$1-$10,000	$1-$10,000
Frank Nesvet	None	None
Walter B. Prince	$1-$10,000	$1-$10,000
James M. Storey	$1-$10,000	$1-$10,000

        The Trust does not know of any person who beneficially owned more than 5% of its outstanding Common Shares or Other APS as of the date of this statement of additional information. As of such date, all trustees and officers of the Trust owned less than 1% of the Common Shares of the Trust and none of the Other APS. As of the date of this statement of information, none of the non-interested Trustees of the Trust or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

        The Investment Adviser, Fund Asset Management, L.P. (the “Investment Advisor” or “FAM”), which is owned and controlled by Merrill Lynch & Co. Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch, provides the Trust with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 50 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of April 2005, the Investment Adviser and its affiliates, including Merrill Lynch Investment Managers, L.P. (“MLIM”), had a total of approximately $473.6 billion in investment company and other portfolio assets under management, including approximately $221.3 billion

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in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        The Investment Advisory Agreement provides that, subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser is responsible for the actual management of the Trust’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Trustees.

        The portfolio manager primarily responsible for the Trust’s day-to-day management is Theodore R. Jaeckel. Mr. Jaeckel has been a Managing Director of MLIM since 2004. Mr. Jaeckel was a Director of MLIM from 1997 to 2004 and has over 23 years experience investing in Municipal Obligations. The Trust’s portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly.

        For its services, the Trust pays the Investment Adviser a monthly fee at the annual rate of 0.35 of 1% of the Trust’s average daily net assets (“average daily net assets” means the average daily value of the total assets of the Trust, including the proceeds from the issuance of preferred shares, minus the sum of (i) accrued liabilities of the Trust, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred shares). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Trust for each day during the month. The liquidation preference of any outstanding preferred shares (other than accumulated dividends) is not considered a liability in determining the Trust’s average weekly net assets.

        The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, share certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Trust. The Trust will pay the costs of these services.

        At its May 28, 2004 Board meeting, the Trustees unanimously voted to appoint FAM as the Trust’s investment adviser (replacing Eaton Vance Management) effective September 1, 2004 and entered into an interim agreement effective September 1, 2004. At the same meeting, the Board of Trustees also unanimously voted to appoint FAM’s affiliate, Princeton Administrators, L.P. (“Princeton”), as the Fund’s administrator effective September 1, 2004. The interim agreement remained in effect from September 1, 2004 until September 30, 2004, the date the Trust’s shareholders approved the investment advisory agreement at the Annual Meeting of Shareholders. The advisory fee payable to FAM under the interim agreement was the same fee as under Eaton Vance’s Advisory Agreement, in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Trustees to enter into interim agreement prior to shareholder approval.

        For the six months ended June 30, 2005 and for the fiscal years ended December 31, 2004, 2003 and 2002, the fees paid by the Trust to its respective investment adviser pursuant to the respective investment advisory agreement were $72,797, $148,483, $147,292 and $144,525, respectively. For the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004, the Investment Adviser reimbursed the Trust in the amount of $0 and $62 respectively.

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until August 31, 2006 and from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Trust and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Trust.

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        After an extensive and careful search for a replacement investment advisor and administrator, the Board concluded that FAM and Princeton Administrators were best suited to succeed Eaton Vance Management as adviser and administrator, respectively. Specifically, the Trustees concluded that FAM was an experienced investment manager of registered investment companies; FAM had a significant presence investing in the Massachusetts municipal market and with leveraged closed-end municipal funds. Further, the Board concluded that as part of the overall Merrill Lynch organization, FAM and Princeton Administrators are part of a well-capitalized organization with substantial resources, and the portfolio managers responsible for managing the Trust are well qualified and have an appropriate level of experience. In addition, FAM and Princeton presented a well-considered plan for making the transition from Eaton Vance Management and the fees to be paid to FAM and Princeton Administrators, at a rate equal to the fees paid to Eaton Vance Management, are fair and reasonable and fall with the range of the standard industry fees for comparable investment companies. The Trustees considered whether there should be changes in the advisory fee rate or structure. The Trustees determined that the current advisory fee structure was reasonable and that no changes are currently necessary. The Trustees, in the exercise of their reasonable business judgment and solely in the interests of the Trust’s shareholders, approved the investment advisory agreement.

Portfolio Manager Information

        The Trust is managed by Theodore R. Jaeckel, Jr.

Other Funds and Accounts Managed by Portfolio Manager as of December 31, 2004

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Adviser and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fund Asset Management L.P.
Theodore R. Jaeckel, Jr	8	1	0	0	1	0

        Trust Ownership

        The following table sets forth the dollar range of equity securities of the Trust beneficially owned by the portfolio manager(s) as of the date of this prospectus.

Portfolio Manager	Dollar Range
Theodore R. Jaeckel, Jr	None

Portfolio Manager Compensation

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

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        Compensation Program

        The elements of total compensation for MLIM and its affiliates portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM’s formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.’s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

        Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

        Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the company’s performance. Portfolio managers therefore have a direct incentive to protect ML & Co.’s reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a

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five-year vesting period. The deferred cash program aligns the interest of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

        Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

        Certain investments may be appropriate for the Trust and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Trust’s portfolio management team. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Trust may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Trust.

        To the extent that the Trust’s portfolio management team has responsibilities for managing accounts in addition to the Trust, a portfolio manager will need to divide his time and attention among relevant accounts.

        In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Trust’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Code of Ethics

        The Trust’s Board of Trustees approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting Policies and Procedures

        The Trust’s Board of Trustees has delegated to the Investment Adviser authority to vote all proxies relating to the Trust’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Trust. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Trust and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Trust. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Trust, and not the interests of the Investment Adviser,

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when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

        In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Proxy Committee’s membership shall be limited to fulltime employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Trust, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Trust (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Proxy Committee, in conjunction with the Trust’s portfolio manager, may determine that the Trust’s specific circumstances require that its proxies be voted differently.

        To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Trust in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

        The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Trust.

        From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Advisor provides investment advisory, administrative or other services (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment

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Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

        In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

        In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Trust’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

        The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company’s board of directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee’s history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent registered public accounting firm. As a general matter, the Proxy Committee believes that corporate registered public accounting firms have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Proxy Committee may look at a registered public accounting firm’s history of representing stockholder interests as registered public accounting firm of other companies, to the extent the Proxy Committee deems relevant.

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•	Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than stockholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company stock. As with other types of companies, the Proxy Committee believes that a fund’s board of directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by stockholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the stockholder’s environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

        Information about how the Trust voted proxies relating to securities held by the Trust’s portfolio during the most recent 12 month period ended June 30 is available without charge (i) at www.mutualfunds.ml.com, and (ii) the Commission’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS

        Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Trust. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Trust, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Trust primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Trust will not necessarily be paying the lowest spread or commission available on any particular transaction.

        Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Trust. Information so received will be in addition to

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and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Trust.

        The Trust invests in securities traded in the over-the-counter markets, and the Trust intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Trust does not deal with Merrill Lynch and its affiliates in connection with such principal transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Trust may engage in principal transactions with Merrill Lynch in high quality, short term, tax exempt securities. See “Investment Restrictions.” However, affiliated persons of the Trust, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis. In addition, the Trust has received an exemptive order, under which it may purchase investment grade Municipal Securities through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the “Group Order Exemptive Order”). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate.

        The Trust also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

        Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trust’s Board of Trustees has considered all factors deemed relevant and has made a determination not to seek such recapture at this time. The Trust’s Board of Trustees will reconsider this matter from time to time.

        Securities held by the Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Trust or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

        Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

Portfolio Turnover

        Generally, the Trust does not purchase securities for short term trading profits. However, the Trust may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Trust’s annual portfolio turnover rate, under normal circumstances,

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should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Trust during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Trust and may have certain tax consequences for shareholders.

        For the six months ended June 30, 2005 and the fiscal years ended December 31, 2004 and 2003, the Trust’s portfolio turnover rates were 6.05%, 20.70% and 26.17%, respectively.

TAXES

Federal Income Taxes

        The Trust intends to continue to qualify to be taxed as a regulated investment company (a “RIC”) under Subchapter M of the Code, and to satisfy conditions which will enable interest from Massachusetts Municipal Obligations, which is exempt from Federal income tax in the hands of the Trust, to qualify as “exempt-interest dividends” when distributed to the Shareholders of the Trust. To qualify under Subchapter M for tax treatment as a RIC, the Trust must, among other things: (1) distribute to its Shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; and (2) diversify its holdings so that, at the end of each fiscal quarter of the Trust (a) at least 50% of the market value of the Trust’s total assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust’s total assets is invested in the securities of any one issuer (other than United States Government Securities or securities of other regulated investment companies) or in qualified publicly traded partnerships, as defined in the Code. Although the Trust intends to invest primarily in obligations issued by certain agencies and instrumentalities of the Commonwealth of Massachusetts on behalf of non-profit health and education institutions, the applicable diversification requirements for RIC qualification allow for look-through to the projects financed by the obligations for purposes of determining whether the requirements have been met. In meeting the requirements of Subchapter M of the Code, the Trust may be restricted in the utilization of certain of the investment techniques described under “Fundamental Investment Restrictions.” The Trust may write, purchase, or sell municipal bond index futures contracts and interest rate futures contracts on United States Government securities (“financial futures contracts”). The Trust may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Trust or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each options or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of changes in price or interest rates with respect to its investments. Application of the mark-to-market rules to Section 1256 contracts held by the Trust may alter the timing and character of distributions to Shareholders.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Trust’s transactions in options and financial futures contracts. Under Section 1092, the Trust may be required to postpone recognition for tax purposes of losses incurred in closing transactions in options and financial futures contracts.

        If at any time when APS are outstanding the Trust does not meet applicable asset coverage requirements under the 1940 Act, the Trust would be required to suspend distributions to Common Shareholders until the asset coverage is restored. Any such suspension may prevent the Trust from satisfying the 90% distribution requirement and the distribution requirements for avoiding income or excise taxes (as described below), with the result that, among other things, dividends paid by the Trust in that year will not be tax-exempt. Upon any failure to meet applicable asset coverage requirements, however, the Trust currently intends to redeem APS in order to maintain or restore the requisite asset coverage and allow the Trust to make distributions necessary to satisfy the 90% distribution requirement and avoid income and excise taxes.

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        In order to avoid a 4% excise tax the Trust will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to Federal income tax in the hands of, the Trust will be treated as having been distributed. Furthermore, the required distributions are based on only the taxable income of a regulated investment company. The excise tax, therefore, generally will not apply to the tax-exempt income of a regulated investment company, which, like the Trust, pays exempt-interest dividends.

        If the Trust failed to qualify as a regulated investment company, or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of its earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Trust may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits (less any interest charge) to Shareholders. In addition, if the Trust failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Trust would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

        Some of the Trust’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Trust and affect the holding period of the securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions also may require the Trust to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and will endeavor to prevent disqualification of the Trust as a regulated investment company.

        Investments of the Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Trust will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Trust may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain tax-exempt obligations may constitute taxable income to Shareholders.

Distributions

        Under present law, the APS constitute stock of the Trust, and thus distributions with respect to the APS (other than distributions in redemption of the APS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Trust’s current or accumulated earnings and profits, as calculated for Federal income tax purposes. It is possible that the Internal Revenue Service (the “Service”) might take a contrary position, asserting, for example, that the APS constitute debt of the Trust. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Trust to holders of APS would constitute interest, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel to the Trust believes that such a position, if asserted by the Service, would be unlikely to prevail.

        So long as the Trust qualifies as a regulated investment company and satisfies the 90% distribution requirement, and, at the close of each quarter of the Trust’s taxable year, at least 50% of the total value of the Trust’s total assets consists of obligations the interest on which is exempt from regular Federal income tax (“tax-exempt

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obligations”), the Trust will be qualified to pay exempt-interest dividends to its Shareholders to the extent of its tax-exempt interest income (less expenses applicable thereto). Thus, the dividends on the APS will generally be exempt from regular Federal income tax in the hands of holders of APS, subject to the possible application of the Federal alternative minimum tax. Each Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such Shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of industrial development or private activity bonds, if any, held by the Trust. The Trust will designate such dividends as exempt-interest dividends to its Shareholders in a written notice mailed not later than 60 days after the close of the Trust’s taxable year. Exempt-interest dividends are treated by Shareholders as interest excludable from their gross income for Federal income tax purposes, but are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includable in gross income subject to Federal income tax. Such dividends may be taxable for state and local proposes. Interest with respect to indebtedness incurred or continued by a Shareholder to purchase or carry shares of the Trust is not deductible to the extent that such interest relates to exempt-interest dividends received from the Trust.

        Distributions of the Trust’s investment company taxable income (which does not include tax-exempt interest income) are taxable to holders of APS as ordinary income, and no part is expected to constitute “qualified dividend income” taxable to individuals at long-term capital gain rates. Distributions of the Trust’s net capital gains (“capital gain dividends”), if any, are taxable to holders of APS at the rates applicable to long-term capital gains regardless of the length of time the APS have been held by holders. All or a portion of the Trust’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by Shareholders. As long as the Trust qualifies as a RIC under the Code, no part of the distributions to Shareholders will qualify for the dividends-received deduction for corporations.

        The Service has taken the position in a revenue ruling that a regulated investment company that has more than one class of stock may designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income. Thus, the Trust is required to allocate a portion of its net capital gains and other taxable income to the APS. The amount of net capital gains and ordinary income allocable to the APS will depend upon the amount of such gains and income realized by the Trust and will be in proportion to the total dividends paid by the Trust on its Common Shares and on its APS during the entire taxable year, but such amount generally is not expected to be significant. Under current law, the manner in which the Trust intends to allocate items of its tax-exempt interest income, net capital gain, and other income subject to regular Federal income tax, if any, among the Common Shares and the APS and Other APS will be respected for Federal income tax purposes. The Trust may notify the Auction Agent of the amount of any net capital gains and other taxable income anticipated to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for such dividend. Except for the portion of any dividend that the Trust informs the Auction Agent will be treated as capital gains or other taxable income, the Trust anticipates that the dividends paid on the APS will constitute exempt-interest dividends.

        The Trust will consider any guidance provided by the Service or the courts as to the manner in which distributions on the Common Shares and on the APS may be designated as derived from the Trust’s net capital gains, other taxable income and tax-exempt income. In the event of a reallocation, some of the dividends identified by the Trust as exempt-interest dividends to holders of APS may be recharacterized as capital gain or other taxable income. In such event, the Trust would not be required to make payments to such holders to offset the tax effect of such reallocation.

        If the Trust makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of any series of APS who are subject to the Retroactive Taxable Allocation. See “Description of APS — Dividends — Additional Dividends” herein. The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Trust intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Trust as an exempt-interest dividend if the tax-exempt interest of the Trust is sufficient and if such designation is allowable under applicable law. However, the Service may assert that all or part of an Additional Dividend is a taxable dividend.

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        Distributions in excess of the Trust’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

        Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Trust and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

        Exempt-interest dividends will not be tax-exempt to the extent made to any Shareholder who is a “substantial user” of the facilities financed by tax-exempt obligations held by the Trust or a “related person” of such a substantial user.

Sale of Shares

        The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for Federal income tax purposes. Selling Shareholders generally will recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss and will be long-term if such Shares have been held for more than one year. Any loss realized upon a taxable disposition of Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such Shares. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Alternative Minimum Tax

        Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and nonprofit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Trust receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to Shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Trust will annually supply Shareholders with a report indicating the percentage of Trust income attributable to Municipal Obligations subject to the Federal alternative minimum tax.

        In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Trust that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.

        Because the Trust may from time to time invest up to 20% of its portfolio in municipal securities bearing income that is taxable under the Federal alternative minimum tax, the Trust would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.

Taxability Risk

        The Trust’s ability to distribute dividends exempt from Federal income tax depends on the exclusion from gross income of the interest income that it receives on the securities in which it invests. The Fund will only purchase Municipal Obligations if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes and exempt from Massachusetts personal income taxes, if applicable (the “tax exemption opinion”).

        Events occurring after the date of issuance of the Municipal Obligations in which the Trust invests, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Obligations generally covenant to comply with such requirements, and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

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        In addition, the IRS has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the securities held by the Trust may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes, either because the IRS has taken a legal position adverse to the conclusion reached by counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation. If a Municipal Obligation in which the Trust invests is determined to pay taxable interest subsequent to its acquisition of such security, the IRS may demand that the Trust pay Federal income taxes on the affected interest income. If the Trust agrees to do so, the Trust’s yield on its common stock could be adversely affected. A determination that interest on a security held by the Trust is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders, including holders of APS, to be taxable to those stockholders in the year of receipt. The Fund will not pay an Additional Dividend to a holder of APS under these circumstances.

General

        Under certain provisions of the Code, some Shareholders may be subject to a 28% withholding tax on reportable dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, Shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Distributions of ordinary income and short-term capital gains to Shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident Shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        The Code provides that every Shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources, including the Trust, during the taxable year.

        The foregoing description relates only to Federal income taxes; investors should consult with their tax advisers as to the availability of any exemptions from state or local taxes.

Massachusetts State and Local Taxes

        As a Massachusetts business trust, the Trust will not be subject to any Massachusetts excise or income taxes as long as it qualifies (as described above) as a regulated investment company for Federal income tax purposes.

        Individual Shareholders of the Trust who are subject to Massachusetts personal income taxation will not be required to include that portion of their Federally tax-exempt dividends in Massachusetts gross income which the Trust clearly identifies as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in Massachusetts and which are specifically exempted from income taxation in Massachusetts; provided, that such portion is identified in a written notice mailed to Shareholders of the Trust not more than sixty days after the close of the Trust’s taxable year.

        Similarly, such Shareholders will not be required to include in Massachusetts gross income capital gains distributions designated by the Trust to the extent such distributions are attributable to gains derived from Municipal Obligations issued by Massachusetts governmental authorities which are specifically exempted from income taxation in Massachusetts; provided that such distributions are identified in a written notice mailed to the Shareholders of the Trust not later than sixty days after the close of the Trust’s taxable year. Pursuant to Chapter 614 of the Acts of 1968 of The Commonwealth of Massachusetts, Massachusetts Health &Education Obligations, their transfer and the income therefrom, including any profit made on the sale thereof (capital gains), are free from taxation of any kind by The Commonwealth of Massachusetts. Finally, any dividends of the Trust attributable to interest on U.S. obligations exempt from state taxation and included in Federal gross income will not be included in Massachusetts gross income if identified by the Trust in a written notice mailed to Shareholders within sixty days after the close of the Trust’s tax year. Massachusetts Shareholders will be required to include all remaining dividends in their Massachusetts income.

        Except as provided in the preceding paragraph, a dividend treated as a capital gain dividend for Federal income tax purposes will be taxed as long-term capital gains to the individual Shareholders of the Trust for purposes of Massachusetts income taxation. Massachusetts Shareholders will recognize taxable gain or loss upon an exchange or redemption of their shares.

        Individual Shareholders subject to income taxation by states other than Massachusetts may realize a lower after-tax rate of return than Massachusetts Shareholders since the dividends distributed by the Trust may not be exempt from income taxation by such states. Shareholders who are not subject to Massachusetts personal income taxes do not

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benefit from the exemption of a portion of the Trust’s distributions which constitutes exempt-interest dividends and the portion which is exempt from Massachusetts personal income tax. Interest on indebtedness incurred or continued to purchase or carry Trust shares generally is not deductible for Massachusetts personal income tax purposes.

        Shareholders of the Trust who are subject to the Massachusetts corporate excise tax will include distributions from the Trust in the net income base of the excise tax. APS are not included in the tangible property base of a tangible property corporation but are included in the net worth base of an intangible property corporation subject to the excise tax. Gains realized on a sale or distribution of APS will be included in the net income base of the excise tax. Accordingly, investment in shares of the Trust may not be appropriate for entities subject to such tax.

        Shares of the Trust will be exempt from local property taxes in Massachusetts.

        The foregoing is a general, abbreviated summary of certain of the provisions of Massachusetts statutes and administrative interpretations presently in effect governing the taxation of Shareholders of the Trust. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Massachusetts Taxes.

CONFLICTS OF INTEREST

        The investment activities of the Investment Adviser, Merrill Lynch and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Trust and its stockholders. The Investment Adviser has adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Investment Adviser that may give rise to such conflicts of interest.

        Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Trust engage in a broad range of activities over which the Investment Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. No assurance can be given that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Trust.

        Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Trust and/or that engage in transactions in the same types of securities and instruments as the Trust. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Trust invests. Such activities could affect the prices and availability of the securities and instruments in which the Trust invests, which could have an adverse impact on the Trust’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Trust’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Trust.

        The results of the Trust’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by the Investment Adviser. It is possible that the Investment Adviser and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Trust. Moreover, it is possible that the Trust will sustain losses during periods in which the Investment Adviser and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

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        From time to time, the Trust’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

        In connection with its management of the Trust, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Trust in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Trust and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Trust. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Trust.

        In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Trust should be aware.

        The Investment Adviser may enter into transactions and invest in securities and instruments on behalf of the Trust in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Trust, and such party may have no incentive to assure that the Trust obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Trust may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Trust invests or which may be based on the performance of the Trust. The Trust may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Trust. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Trust. To the extent affiliated transactions are permitted, the Trust will deal with Merrill Lynch and its affiliates on an arms-length basis.

        The Trust will be required to establish business relationships with its counterparties based on the Trust’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Trust’s establishment of its business relationships, nor is it expected that the Trust’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Trust’s creditworthiness.

        It is also possible that, from time to time, Merrill Lynch or any of its affiliates, may, although they are not required to, purchase, hold or sell shares of the Trust.

        It is possible that the Trust may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Trust also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Trust and the interests of other Merrill Lynch clients. In providing services to the Trust, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Trust’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Trust.

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        The Investment Adviser, its affiliates, and its directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Trust. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Trust. To lessen the possibility that the Trust will be adversely affected by this personal trading, each of the Trust and the Investment Adviser has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Trust’s portfolio transactions.

        The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Trust, except that the Trust may, in accordance with rules adopted under the 1940 Act, engage in transactions with accounts that are affiliated with the Trust as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Trust to purchase and another client to sell, or the Trust to sell and another client to purchase, the same security or instrument on the same day.

        Present and future activities of Merrill Lynch and its affiliates, including of the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

        Net asset value per common share is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a common share, the value of the securities held by the Trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

        In determining the net asset value for the Trust’s Common Shares, the Custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The Municipal Securities and other portfolio securities in which the Trust invests are traded primarily in over-the-counter (“OTC”) municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers or pricing services approved by the Trustees. One bond is the “yield equivalent” of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value, unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees, including valuations furnished by a pricing service retained by the Trust, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

        The Trust makes available for publication the net asset value of its common shares determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

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FINANCIAL STATEMENTS

        The Trust’s audited financial statements for the fiscal year ended December 31, 2004, together with the report of ____________________ thereon, are incorporated in this statement of additional information by reference to its 2004 Annual Report. The Trust’s unaudited financial statements for the six months ended June 30, 2005 are incorporated in this statement of additional information by reference to its 2005 Semi-Annual Report. You may request a copy of the Annual Report and the Semi-Annual Report at no charge by calling (800) 543-6217 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

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APPENDIX A

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based solely upon the publicly available offering statement dated March 17, 2005, relating to Massachusetts general obligation bond. The Trust has not independently verified the information.

        Massachusetts — The Massachusetts’ economy has begun to show signs of recovery from its difficulties in recent years. The Commonwealth experienced greater than expected revenues for the 2003-2004 fiscal year and for the first eight months of the 2004-2005 fiscal year. According to recent figures, the unemployment rate in Massachusetts dropped from 5.7% in November 2003 to 4.6% in November 2004. There can be no assurance that these trends will continue. Inflation has risen recently with a 3.8% increase in the Boston consumer price index for 2003 and a 2.5% increase from November 2003 to November 2004. As of May 27, 2005 Moody’s, S&P and Fitch rated the Commonwealth of Massachusetts general obligation bonds Aa2, AA and AA-, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth. There can be no assurance that these ratings will continue.

        Past Years’ Financial Results. In fiscal year 2002, which ended on June 30, 2002, the total revenues of the budgeted operating funds of the Commonwealth decreased by approximately 7.38% from the prior fiscal year to $21.175 billion, budgeted expenditures increased by 3.01% over the prior fiscal year to $22.800 billion, and the Commonwealth ended fiscal year 2002 with a positive closing fund balance of $1.388 billion.

        In fiscal year 2003, which ended on June 30, 2003, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 3.83% from the prior fiscal year to $21.987 billion, budgeted expenditures decreased by 1.58% over the prior fiscal year to $22.439 billion, and the Commonwealth ended fiscal year 2003 with a positive closing fund balance of $936.1 million.

        In fiscal year 2004, which ended on June 30, 2004, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.10% from the prior fiscal year to $23.988 billion, budgeted expenditures increased by 1.82% over the prior fiscal year to $22.848 billion, and the Commonwealth ended fiscal year 2004 with a positive closing fund balance of $1.830 billion.

        Fiscal Year 2004 Tax Revenues. On February 5, 2003 the Secretary for Administration and Finance and the legislative leadership announced a consensus estimate of Commonwealth tax revenues for fiscal year 2004 of $14.678 billion, of which $684.3 million was sales tax revenue dedicated to the Massachusetts Bay Transportation Authority (“MBTA”). The fiscal year 2004 General Appropriations Act (“GAA”) was enacted on June 30, 2003 based on a tax revenue estimate of $14.808 billion, composed of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflected an adjustment of $44.1 million in tax revenue dedicated to the Convention Center Fund, which was transferred from a Budgeted Operating Fund to a non-Budgeted Operating Fund. Due to a technical problem with the loophole-closing legislation that resulted in a delay in implementing one provision of the legislation, on October 15, 2003 the Secretary of Administration and Finance reduced the fiscal year 2004 tax revenue estimate by $12 million, to $14.796 billion. Based on actual revenue performance through December 2003, on January 15, 2004 the Secretary of Administration and Finance revised the fiscal year 2004 tax revenue estimate to $15.230 billion, $234 million higher than the October 15, 2003 fiscal year 2004 estimate.

        Tax revenue collections for fiscal year 2004 totaled $15.953 billion, an increase of $989.4 million or 6.6% over fiscal year 2003. The following table shows the tax collections for each month of fiscal year 2004 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month that were dedicated to the MBTA.

A-1

Fiscal Year 2004 Budgeted Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion (2)	Collections, Net of MBTA

July	$ 1,067.0	$ 54.3	5.4%	$ 58.1	$ 1,008.9
August	1,089.7	25.8	2.4	53.4	1,036.3
September	1,642.0	83.8	5.4	59.6	1,582.4
October	1,075.6	142.3	15.2	56.9	1,018.6
November	1,045.5	30.6	3.0	48.7	996.8
December	1,454.0	59.6	4.3	65.4	1,388.6
January	1,507.2	20.9	1.4	58.0	1,449.1
February	902.5	62.0	7.4	46.2	856.4
March	1,370.1	(21.6)	(1.6)	66.9	1,303.2
April	1,820.9	412.5	29.3	53.2	1,767.7
May	1,205.8	(82.2)	(6.4)	54.6	1,151.2
June	1773.0	201.3	12.8	63.3	1,709.7

Totals	$15,953.3	$989.3	6.6%	$684.3	$15,269.0

(1)	Totals may not add due to rounding.
(2)	Includes adjustments of $6.7 million on the account of the first quarter, $11.9 million on the account of the second quarter, $18.2 million on the account of the third quarter, and $5.2 million on the account of the fourth quarter.

        The fiscal year 2004 tax revenue increase of $989 million over fiscal year 2003 was attributable in large part to an increase of approximately $263 million or 28.9% in income tax payments with returns and bills, an increase of approximately $277 million or 3.9% in personal income tax withholdings, an increase of approximately $183 million or 15.2% in income tax cash estimated payments, and an increase of approximately $146 million or 9.5% in corporate and business tax collections. The increase in withholding appears to have been due at least in part to increases in bonuses paid in the first half of calendar 2004, as well as some one-time events related to mergers and acquisitions. The increase in income tax payments with returns and bills was in large part due to increases in tax year 2003 capital gains realizations. The increase in corporate and business collections appears to reflect the closing of certain tax loopholes as well as increased business profits.

        Fiscal Year 2005. On January 14, 2004, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal year 2005 Commonwealth tax estimate of $15.801 billion, of which $684.3 million was dedicated to the MBTA and $1.217 billion was dedicated to the Commonwealth’s annual pension obligation. The estimate was based upon a revised consensus tax estimate for fiscal year 2004 of $15.230 billion and assumed 3.75% baseline growth for fiscal year 2005, which resulted in a $15.801 billion tax estimate.

        On June 25, 2004, the Governor signed into law the fiscal year 2005 GAA. The fiscal year 2005 GAA was based upon a tax estimate of $15.968 billion, consisting of the fiscal year 2005 consensus tax estimate of $15.801 billion, plus an additional $89.0 million generated from the closing of various tax loopholes, $65.5 million from enhanced tax audits, and $12.7 million from the taxation of lottery prize assignment. The gross tax figure includes $1.217 billion dedicated to the Commonwealth fiscal year 2005 pension obligation and $704.8 million in sales tax revenues dedicated to the MBTA. In order to comply with the Commonwealth’s statutory balanced budget requirement, the fiscal year 2005 GAA also appropriated $340.0 million from the Stabilization Fund and $270.0 million from the Federal Medical Assistance Percentage (“FMAP”) Escrow Fund. The legislation contains a provision to reduce the amount appropriated from the Stabilization Fund should tax revenues, by the third quarter of the fiscal year, exceed benchmarks set by the January 14, 2004 consensus tax estimate.

        On October 15, 2004, the Executive Office for Administration and Finance released a revised tax estimate for fiscal year 2005 and a preliminary projection for fiscal year 2006. The revised fiscal year 2005 tax estimate was

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$16.231 billion, representing an increase of $301.0 million over the consensus fiscal year 2005 tax estimate released on January 14, 2004, after factoring in tax law changes since the earlier estimate. The preliminary projection for fiscal year 2006 tax revenues was $17.035 billion, an increase of $804.0 million over the fiscal year 2005 tax estimate, assuming 5.0% baseline growth for fiscal year 2006.

        The fiscal year 2005 GAA, as supplemented to date, provides for $23.886 billion of appropriations in the Budgeted Operating Funds, including $1.217 billion for fiscal 2005 pension obligations. In addition to the spending appropriated in the GAA, the Commonwealth has significant “off budget” expenditures in the amounts of dedicated sales taxes transferred to the MBTA and Massachusetts School Building Authority (“MSBA”), projected to be in the amounts of $704.8 million and $395.7 million, respectively, and $422.2 million of off-budget expenditures in the Medicaid program.

        On July 9, 2004, the Governor signed into law “An Act relative to the Financial Stability in the City of Springfield.” The legislation established the Springfield Recovery Trust Fund and transferred $52.0 million to the fund to provide interest-free loans to the City of Springfield to address the budgetary imbalance of the City. The loans are contingent on terms and conditions set forth in the legislation and subject to the approval of the Secretary of Administration and Finance.

        On September 17, 2004, the Governor signed into law $423.8 million in supplemental appropriations and vetoed approximately $76.1 million in additional spending recommended by the Legislature. The legislation included $92.3 million for one-time capital improvements, $90.8 million to fulfill fiscal 2004 Medicaid deficiencies, $75.0 million in one-time local aid payments to be distributed in fiscal 2005, $21.6 million to implement a new funding formula for charter public schools, $16.8 million for private counsel public defenders, and $92.7 million for all other programs and services. The bill also reserved an additional $34.6 million in fiscal 2004 appropriations for expenditure in fiscal 2005. A total of $382.1 million of approved spending was appropriated from the Commonwealth’s Stabilization Fund, with the balance of the expenditures funded from the General Fund.

        On February 24, 2005 the Governor signed into law $88.6 million in supplemental appropriations and vetoed approximately $32.1 million in additional spending for retroactive collective bargaining agreements for higher education employees. The legislation included $33.7 million for costs associated with snow and ice removal, $11.9 million for private counsel compensation for public defenders and $43.0 million for a variety of other programs and services.

        Fiscal Year 2005 Cash Flow. On February 28, 2005 the State Treasurer and the Secretary of Administration and Finance released the most recent cash flow projection for fiscal year 2005. The cash flow projection for fiscal year 2005 is based on the GAA for fiscal year 2005 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal year 2005 from the prior fiscal year. The cash flow projection also reflects all 2004 supplemental appropriations bills either filed or enacted that would impact the Commonwealth’s cash flow in fiscal year 2005. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The fiscal year 2005 projection is based on the Executive Office for Administration and Finance’s revised fiscal year 2005 tax estimate released on October 15, 2004 of $16.231 billion, including $1.217 billion dedicated to the Commonwealth’s fiscal 2005 pension obligation, $704.8 million in sales tax revenues dedicated to the MBTA and $362.7 million in sales tax revenues dedicated to the MSBA. The figure excludes local option tax revenues of $247.0 million.

        The cash flow projection has a July 1, 2004 starting balance of $2.617 billion and projects a June 30, 2005 ending balance of $2.121 billion. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects totaling $864.0 million and $418.8 million, respectively. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $1.753 billion, and is projected to end the year at $1.703 billion, a $50.0 million decline.

        The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal 2005 with $75.1

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million in commercial paper outstanding in the form of Bond Anticipation Notes (“BAN”s). In December 2004, the Commonwealth issued $700 million of revenue anticipation notes (“RAN”s) under its commercial paper program, bringing outstanding commercial paper to $775.1 million. $300 million of RANs were subsequently repaid and $300 million of BANs were issued for capital purposes. As of March 1, 2005, a total of $775.1 million in commercial paper was still outstanding. The Commonwealth also anticipates issuing an additional $200 million of RANs prior to the end of March 2005. At the end of March the Commonwealth projected that $600 million of RANs would be outstanding, all of which were expected to be retired by the end of April 2005.

        The cash flow projection included an estimated $1.750 billion in long-term borrowing for capital projects, including a $316 million general obligation bond issue completed in August 2004 and a $317 million general obligation bond issue completed in October 2004. Additional general obligation bond issues of $500 million in March 2005, $325 million in April 2005, and $292 million in June 2005 were projected. On March 29, 2005, the Commonwealth expected to issue $669,710,000 in general obligation bonds, rather than the $500 million incorporated in the February 28 cash flow statement. The Commonwealth will adjust future issuances to take into account the larger proceeds generated in March 2005.

        The February 28, 2005 cash flow forecast also includes an initial projection for fiscal year 2006. The fiscal year 2006 projection is based on the Governor’s House 1 budget proposal. The Governor’s budget proposal provides for budgetary appropriation of $23.217 billion and is based upon a tax estimate of $17.281 billion. The fiscal 2006 projection has an estimated opening balance of $2.121 billion and an estimated ending balance of $1.060 billion. Exclusive of segregated capital monies, the fiscal 2006 projection shows a decline in the Commonwealth’s operating cash balance from $1.703 billion on July 1, 2005 to $891 million on June 30, 2006. A portion of the overall decline n the operating cash balance is due to the anticipated transfer of $360.0 million to the Commonwealth’s Stabilization Fund and $328.0 million in fiscal 2005 accounts payable spending for Medicaid occurring in July 2005. The projection anticipates short-term borrowing for operating purposes of $200 million in November 2005, $200 million in December 2005 and $150 million in March 2006. All such borrowing is expected to be retired before the end of April 2006.

        Fiscal Year 2005 Tax Revenues. Tax revenue collections for the first eight months of fiscal year 2005, ended February 28, 2005, totaled $10.355 billion, an increase of $571.6 million or 5.8% over the first eight months of fiscal year 2004. The following; table shows the tax collections for the first eight months of fiscal year 2005 and the change from tax collections in the same months in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month that are dedicated to the MBTA and to the MSBA.

Fiscal Year 2005 Budgeted Tax Collections (in millions) (1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(2)	MSBA Portion	Collections, Net of MBTA and MSBA
July	$ 1,127.2	$ 60.2	5.6%	$ 59.2	$ 33.0	$1,035.0
August	1,192.1	102.4	9.4	56.5	33.0	1,102.6
September	1,697.8	55.8	3.4	60.5	33.0	1,604.3
October	1,098.7	23.1	2.2	56.3	33.0	1,009.4
November	1,119.0	73.5	7.0	52.4	33.0	1,033.6
December	1,587.0	133.0	9.1	67.5	33.0	1,486.5
January	1,685.3	178.2	11.8	66.1	33.0	1,586.2
February(3)	848.0	(54.5)	(6.0)	47.9	33.0	767.2

Total	$10,355.0	$571.6	5.8%	$466.4	$263.8	$9,624.8

(1)	Totals may not add due to rounding.
(2)	Includes adjustments of $7.8 million on the account of the first quarter and $13.9 million on account of the second quarter.
(3)	Figures are preliminary.

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        The year-to-date tax revenue increase of $571.6 million over fiscal year 2004 is attributable in large part to an increase of approximately $184.5 million or 3.7% in personal income tax withholdings, an increase of approximately $199.9 million or 22.8% in income tax cash estimated payments, and an increase of approximately $112.2 million or 4.5% in sales and use tax collections.

        On April 6, 2004, the Supreme Judicial Court held that the effective date of a provision of Chapter 186 of the Acts of 2002 amending the capital gains tax statute violates amendment article 44 of the Massachusetts Constitution. Since the statute has a severability clause, the court remanded the case to the Supreme Judicial Court for Suffolk County for further proceedings to determine whether the statute should be construed to impose the new tax rate beginning on January 1, 2003, or whether the statute instead should be construed to impose the new tax rate beginning on January 1, 2002. The Department of Revenue estimates that if the statute is construed to impose the new tax rate beginning on January 1, 2002, the Commonwealth would collect an additional $130 million to $160 million in capital gains taxes. If the statute is construed to impose the new tax rate beginning on January 1, 2003, the Commonwealth would be required to pay an additional $225 million to $275 million in refunds. Depending on when the case is decided, the revenue impact may occur in either fiscal year 2005 or fiscal year 2006, or be split between the two fiscal years. Included in the fiscal year 2005 GAA were two sections concerning capital gains tax rates: one section providing that the effective date of the capital gains tax statute is January 1, 2002 and another concerning an exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002. The plaintiffs have amended their complaint to challenge each of these sections.

        On August 10, 2004, the Governor signed into law legislation closing various so-called tax loopholes that was filed by the Governor on January 28, 2004. Although the fiscal year 2005 GAA assumes $89.0 million in additional tax revenue would be generated from the closing of the “loopholes” contained in this legislation, further analysis of the enacted legislation by the Department of Revenue indicated that instead $79.0 million in additional tax revenue is projected to be generated in fiscal year 2005 by the law. The Department of Revenue estimates that the loophole closing legislation will generate $90 million to $146 million in additional revenues on an annualized basis.

        Fiscal Year 2006 Budget. On December 6, 2004, the Executive Office for Administration and Finance and House and Senate Ways and Means Committees held a joint hearing in preparation for the consensus revenue estimate due on January 15, 2005. At that hearing, fiscal year 2006 revenue estimates were presented by the Department of Revenue, the Massachusetts Taxpayers Foundation, and the Beacon Hill Institute. The Department of Revenue estimated fiscal year 2006 tax revenues in the range of $17.341 billion to $17.464 billion, the Massachusetts Taxpayers Foundation forecast fiscal year 2006 tax revenues of $17.368 billion, and the Beacon Hill Institute forecast fiscal year 2006 tax revenues of $17.555 billion.

        On January 14, 2005, the Chairpersons of the House and Senate Committees on Ways and Means and the Secretary for Administration and Finance announced that agreement could not be reached on the fiscal year 2006 consensus tax revenue estimate. The Executive Office for Administration and Finance announced a fiscal year 2006 tax revenue estimate of $17.336 billion, which the administration incorporated in its fiscal year 2006 budget proposal released on January 26, 2005. The Chairpersons of the House and Senate Committees on Ways and Means announced a fiscal year 2006 tax revenue estimate of $17.100 billion.

        On January 26, 2005 the Governor submitted his budget proposal for fiscal year 2006, constituting a balanced budget as required by state finance law. The Governor’s budget is based upon a gross tax estimate of $17.281 billion, which includes $1.275 billion for the annual pension obligation, $716.4 million in sales tax dedicated to the MBTA, and $488.7 million in sales tax dedicated to the MSBA. The tax estimate is composed of a baseline tax estimate of $17.336 billion plus $170.0 million in revenue that is expected from the closing of various tax loopholes contained in a companion bill filed on the same day. The tax estimate also assumes the loss of $225.0 million in fiscal year 2006 associated with the enactment of a provision in the budget that will reduce the personal income tax from 5.3% to 5.0% effective January 1, 2006. For fiscal 2006, a consensus tax revenue estimate was not agreed upon between the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means. The Chairpersons of House and Senate Committees on Ways and Means have announced that they had agreed on a tax estimate of $17.100 billion.

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        The $23.217 billion appropriation bill would represent a 2.4% increase in spending as compared to fiscal year 2005 budgeted estimated spending. However, adjusting for the change in accounting of Medicare premium costs and the transfer of the MassHealth Essential program on budget, the growth rate is less than 1%. The spending plan would allocate $6.640 billion for Medicaid, $4.709 billion for education, $1.793 billion for debt service, and $10.075 billion for all other programs and services. The Governor’s proposal would implement the Department of Early Education and Care and allocate $454.9 million for the newly formed agency. The Governor’s recommendation also includes provisions that would facilitate merging the operations of the Massachusetts Turnpike Authority (“MTA”) with the Massachusetts Highway Department and accelerate the effective dates of provisions contained in the transportation restructuring legislation signed into law on July 21, 2004 that named the Secretary of Transportation as the chairperson of the MTA. If the Governor’s recommendation is enacted, none of the MTA’s operating costs or debt obligations would be assumed by the Commonwealth or impact the Commonwealth’s operating budget.

        Medicaid budget projections are calculated to fund payment for claims received in the twelve months of a fiscal year because Medicaid is budgeted on a cash year basis and has state authorization to pay claims for prior year services from current year appropriations. Due to lower than anticipated spending in recent years, Medicaid accounts payable spending (spending from July 1 - September 15 of prior year funds for prior year services), which is not included in the budgeted forecast, has grown from $58.1 million in fiscal year 2002 to $142 million in fiscal year 2003 to $251.8 million in fiscal year 2004 to a projected $327.6 million in fiscal year 2005. In response to the recent trend of lower actual Medicaid spending than initially forecasted, the Executive Office of Health and Human Services has engaged the services of several consultants and created internal cross-functional teams to evaluate and recommend improvements to the current methods of forecasting rate changes and utilization. Incremental improvements to the forecasting process have been incorporated, and further updates are planned.

        The Governor’s fiscal year 2006 proposal diverges from recent budgeting assumptions in two ways. First, it takes advantage of the fiscal year 2005 cash year estimated surplus of $327.6 million, which will be expended during the fiscal year 2005 accounts payable period (July 1, 2005 - September 15, 2005) by deducting this amount from the fiscal year 2006 cash year expenditure forecast that underlies the appropriation request. Second, the Governor’s fiscal year 2006 Medicaid spending figure newly includes $237.9 million for Medicare premium costs, which are currently funded as a deduction against the Commonwealth’s federal Medicaid reimbursements, and $119.4 million for the costs of the MassHealth Essential program, which is currently funded off budget. Adjusting for these accounting changes, the Medicaid spending figure, compared to fiscal 2005 estimated spending, represents nearly 0% growth. However, on a cash year basis of accounting, Medicaid spending is expected to increase by approximately 5.5% over fiscal 2005 estimated cash year spending.

        Governor’s Economic Stimulus Proposal. On March 3, 2005, the Governor filed an economic stimulus bill intended to reduce barriers to economic growth, create a sales force for the Commonwealth, provide incentives for job creation and economic development, and develop the workforce. The bill establishes the Massachusetts Opportunity Relocation and Expansion Jobs Incentive Trust Fund to provide incentive payments to businesses of $10,000 per qualifying new job created to be paid over three years. The incentive payments, estimated at $185.0 million over five years, are expected to have a payback period of three years resulting from increased income taxes arising from the newly created jobs. Additionally, the bill provides for ongoing operational expenditures and capital funds to be spent over five fiscal years, including:

•	a $200.0 million bond authorization for infrastructure improvements related to job creation;
•	a $100.0 million bond authorization to support research partnerships between private sector firms and universities in Massachusetts; and
•	$26.4 million of appropriations for enhanced economic and workforce development operations in state government and for the transfer of $10.0 million to the Massachusetts Opportunity Relocation and Expansion Jobs Incentive Trust Fund for initial incentive payments.

        In addition, the bill would facilitate expedited local and state permitting for job-creating projects. The bill also establishes a one day sales tax holiday in calendar year 2005. Finally, the bill would reform the state’s unemployment insurance program by changing benefits criteria, lowering employer premiums, and implementing anti-fraud measures.

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        Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

        Tax revenues in fiscal years 2000 through 2004 were lower than the “allowable state tax revenue limit” set by Chapter 62F and will be lower than the allowable limit again in fiscal year 2005.

        Chapter 62F was amended by the fiscal year 2003 GAA and the fiscal year 2004 GAA to establish an additional tax revenue limitation. The fiscal year 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal year 2004 GAA required that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

        In fiscal year 2004, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $16.053 billion, exceeding the permissible state tax revenue limit of $15.695 billion by $357.5 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund, and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

        The Executive Office for Administration and Finance does not expect actual state tax revenue collected during fiscal year 2005 to exceed the permissible state tax revenue limit set by Chapter 62F.

        Local Aid. The Commonwealth makes substantial payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet”prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal year 2004, inclusive of the school building assistance program, 19.2% of the Commonwealth budgeted spending was allocated to direct Local Aid. In fiscal year 2005, exclusive of the school building assistance program, which was restructured, moved off-budget, and transferred to the newly created MSBA, approximately 18.2% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct Local Aid.

        As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid

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to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal year 2004, $2.902 billion of state aid was required to supplement required local spending to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Several specific programs are also funded through direct Local Aid, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents. Until fiscal year 2005, the state’s share of school building construction costs was also included in direct Local Aid. The State Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

        In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, funding for road construction, and the costs of courts and district attorneys that formerly had been paid by the counties.

        Reductions in Local Aid. During fiscal year 2003 Governor Romney reduced Local Aid in response to declining revenues, pursuant to temporary authority under Chapter 29, Section 9C of the Massachusetts General Laws. On January 30, 2003 the Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal year 2004 GAA direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44.0 million reduction in lottery distributions. The fiscal year 2004 final supplemental appropriations act signed into law on September 17, 2004 appropriated $75.0 million in one-time local aid payments to be distributed in fiscal year 2005.

        Medicaid. Over a quarter of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from fiscal year 2000 to fiscal year 2005 grew by 9.3% on a compound annual basis. During the same period, Medicaid enrollment has increased 1.0% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal year 2005 expenditures for Medicaid to be $6.729 billion, an increase of 9.0% over fiscal year 2004. In fiscal year 2004, the Governor filed legislation to permit the Medicaid program to transfer funds among its accounts, but it was not enacted. As a result, fiscal year 2004 ended with $91.6 million in supplemental appropriations for two of the Medicaid program’s accounts, and a $249.1 million reversion of unspent funds from the other accounts. At the close of fiscal year 2005, MassHealth is currently projected to revert $195.4 million.

        See also the Medicaid discussion under Fiscal Year 2006 Budget above.

        Commonwealth Pension Obligations. Almost all non-federal public employees in Massachusetts participate in defined benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal year 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

        Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer

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Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%. The fiscal year 2005 GAA included a 3% cost of living increase.

        Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel Project (CA/T Project), a major construction project that is part of the completion of the federal interstate highway system. The CA/T Project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), formerly an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) linking the Boston terminus of the Massachusetts Turnpike (Interstate 90) to Logan International Airport and points north. As of December 31, 2004, the major elements of the CA/T Project are open to traffic, with the exception of a portion of the Interstate 93 southbound roadway. In addition, completion of various ramps, surface reconstruction projects and other features is required for substantial completion of the CA/T Project as a whole. The date of the complete opening of Interstate 93 southbound is projected for March 2005 to June 2005 and the date of substantial completion of the CA/T Project is projected for May 2005 to September 2005. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

        A recent CA/T Project cost/schedule update (CSU 11) was completed and filed by the Turnpike Authority on July 1, 2004. Under CSU 11, total project costs remain at $14.625 billion. As of December 31, 2004, approximately $13.986 billion was under contract or agreement, which constitutes 95.6% of total budgeted costs for the CA/T Project. Moreover, as of December 31, 2004, CA/T Project construction was 95.7% complete, based on the CSU 11 construction budget. The Turnpike Authority has begun the process of updating CSU 11. Elements of the budget are expected to be revised based on utilization of contingency reserves, realization of cost savings and other factors. The Turnpike Authority does not expect the total CA/T Project cost estimate to be increased as the result of this revision.

        Project Budget Oversight. In recent years, the Executive Office for Administration and Finance has engaged an independent consulting firm to review the annual CA/T Project cost/schedule update prepared by the Turnpike Authority. With respect to CSU 11, the report of the consulting firm concluded that the total cost estimate of $14.625 was aggressive but did not recommend that the estimate be increased.

        Increased federal oversight of the CA/T Project commenced in early 2000 following a federal task force’s review of the February 1, 2000 announcement by project officials of substantially increased project cost estimates. In June 2000, the Federal Highway Administration designated the Turnpike Authority as a “high-risk grantee” with respect to activities related to the CA/T Project. The designation meant that more detailed financial reports and additional project monitoring would be required on the CA/T Project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation, the Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out certain federal reporting and monitoring requirements for the project and stipulating that federal funding for the project will not exceed $8.549 billion, including $1.500 billion to pay the principal of federal grant anticipation notes.

        On October 23, 2000, federal legislation was approved that requires the U. S. Secretary of Transportation to withhold obligation of federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the CA/T Project finance plan for such year and has determined that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each state fiscal year for construction activities and transportation projects other than the CA/T Project. In addition, the legislation limited total federal funding to $8.549 billion, consistent with the project partnership agreement. Finally, the legislation tied future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the CA/T Project finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the project

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pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the CA/T Project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

        The CA/T Project finance plans submitted pursuant to this legislation through October 2003 have received the requisite approvals. The most recent finance plan, based on CSU 11, was submitted on July 30, 2004. Federal review of the 2004 finance plan is ongoing. Federal authorities have requested information regarding the existence of certain leaks in the CA/T Project and have withheld approval of the finance plan and disbursement of $81 million in federal funds pending their determination that project costs, schedule, and funding in the plan are reasonable and the leak issues are adequately addressed. An independent engineer retained by the CA/T Project has examined this issue, and the Turnpike Authority believes that correcting this issue is within the scope of existing contracts and will not result in significant additional costs for either the Turnpike Authority or the Commonwealth. In addition, the 2004 finance plan includes among the sources of funding $94 million to be realized from the disposition of the CA/T Project headquarters and contiguous parcels at Kneeland Street in Boston. Based on the response in December 2004 to a request for bids for the Kneeland Street property, the Turnpike Authority is no longer relying on this source of funding and is reviewing alternative sources (including in particular investment earnings on funds previously set aside to finance project costs and interest payments due to the CA/T Project). The Turnpike Authority expects these issues to be resolved in time to receive federal approval of the 2004 finance plan before the end of June 2005. The Commonwealth has not independently evaluated the adequacy of alternatives to replace the proceeds from a sale or lease of the Kneeland Street properties.

        Claims and Economic Risks. The annual finance plan budgets for the potential cost of change orders and contractor claims on awarded and un-awarded contracts. The Claims and Changes Department of the CA/T Project has made substantial progress in recent years in resolving contractor claims, although significant items remain open. The CA/T Project reports that recent settlements have been within expectations on an overall basis and that contingency reserves are expected to be adequate.

        The weak economy and resolution of contractor claims, including global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contractors. Such financial difficulties could affect the ability of a contractor to complete CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial or material impact on CA/T Project schedule and cost, although the likelihood and potential severity of such impact diminish as the CA/T Project progresses towards completion.

        Recent media reports refer to the financial difficulties of a particular CA/T Project contractor. The Turnpike Authority is monitoring that contractor’s progress with respect to its obligations under CA/T Project contracts and its continuing ability to complete those obligations on an ongoing basis. The contractor continues to progress its work on the CA/T Project, and the Turnpike Authority has not received information that the contractor’s financial status will prevent its contractual obligations from being met or the CA/T Project from being completed in accordance with the current schedule.

        MassHighway Safety Review. On March 15, 2005 the Governor directed the Executive Office of Transportation and the Massachusetts Highway Department to conduct an examination of the safety of the tunnel elements of the CA/T Project that have been opened to traffic. The Governor’s action followed reports of additional leaks and damage to fireproofing caused by water infiltration, and a statement of an independent engineer previously retained to review the leaks that the engineer lacked sufficient information regarding the leaks and the handling of the leaks to express an opinion regarding the short and long term safety of the facility.

        Ratings of General Obligation Bonds. Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services have rated the Commonwealth’s general obligation bonds AA-, Aa2, and AA, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the credit worthiness of tax-exempt securities of other issuers located in the Commonwealth. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating

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will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant.

        Personal Income. Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 1.6 percentage points. In 2001 and 2002, nominal and real income in both Massachusetts and the United States declined, while in 2003 the state showed a slight decline while the nation was essentially flat. Even with slight declines in income, both real and nominal income levels in Massachusetts remain well above the national average. Again in 2003 as in the past several years, only two states had higher levels of per capita personal income.

        Employment. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, both absolutely and as a share of total employment. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment. Total non-agricultural employment in Massachusetts declined 2.4 percent in 2002 and another 2.0 percent in 2003 but only 0.5 percent in the first eleven months of 2004. The preliminary unadjusted estimates for October and November are in fact slightly above those for the same months in 2003. In the first eleven months of 2004, manufacturing employment (on the seasonally adjusted NAICS basis) declined 0.9 percent from the same period in 2003, a much smaller decline than the annual declines in the previous three years (5.0%, 10.3%, and 6.2% in 2001, 2002, & 2003 respectively.) The last five months of unadjusted estimates for manufacturing are above those of the corresponding 2003 estimates.

        Unemployment. The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.3 points above in 1991. However, since 1994 the unemployment rate in Massachusetts has been consistently below the national average, with the exception of two months in 2003. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the last year, generally rising for much of 2003, then falling slightly in recent months. The unemployment rate in Massachusetts shows a somewhat more erratic pattern, but it dropped from 5.7 to 4.6 percent between November 2003 and November 2004, while the United States unemployment rate dropped from 5.9 to 5.4 percent over those same months.

        Economic Base and Performance. In the years 1998 to 2003, gross state product in Massachusetts, New England and the United States has grown approximately 25%. Massachusetts had larger increases than those in New England and the United States for 1999 and 2000, but then lagged both areas respectively after the recession of 2001. The Massachusetts economy is the largest in New England, contributing approximately 48 percent to New England’s total Gross State Product (“GSP”) and thirteenth largest in the U.S., contributing 2.7 percent to the nation’s total GSP.

        The commercial base of Massachusetts is anchored by fourteen 2003 Fortune 500 industrial and service firms headquartered within the state. The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services, on the 2002 NAICS basis) contributed 45.8 percent of the GSP in 2002.

        Pending Litigation. The Commonwealth of Massachusetts is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the Commonwealth would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of Massachusetts. Such official statements may be found by contacting the Commonwealth of Massachusetts Department of State Treasurer.

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APPENDIX B

DESCRIPTION OF MUNICIPAL OBLIGATION RATINGS

Description of Moody’s Municipal Bond Ratings

Aaa	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A	Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba	Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B	Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa	Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca	Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C	Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Municipal Short-Term Debt Ratings

MIG	1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG	2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG	3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Description of Moody’s U.S. Municipal Demand Obligation Ratings

        In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

        When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

        VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Short-Term Ratings

        Moody’s Commercial Paper ratings are opinions of the ability of issuers to honor short-term financial obligations not having an original maturity in excess of thirteen months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

        A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

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        The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the

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project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Short-Term Issue Credit Ratings

        A Standard & Poor’s short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years. Ratings are graded into several categories, ranging from “A-1“ for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

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p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        A short-term issue credit rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

        —Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

        —Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

        Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

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        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

        Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

        Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

        Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

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B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short Term Ratings

        Fitch’s short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

        The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

        Fitch short term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

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Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

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APPENDIX C

SETTLEMENT PROCEDURES

        Capitalized terms used herein have the respective meanings specified in the statement of additional information or the prospectus.

        (a) On each Auction Date for APS, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of a Beneficial Owner or Potential Beneficial Owner of:

        (i) the Applicable Rate fixed for the next succeeding Rate Period;

(ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

(iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of a Beneficial Owner, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of APS then outstanding to be sold by such Beneficial Owner;

(iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Beneficial Owner, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of APS to be purchased by such Potential Beneficial Owner;

(v) if the aggregate number of APS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different than the aggregate number of APS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of APS to be (x) purchased from one or more Beneficial Owners on whose behalf such other Broker-Dealers submitted Bids or Sell Orders, or (y) sold to one or more Potential Beneficial Owners on whose behalf such other Broker-Dealers submitted Bids; and

(vi) the scheduled Auction Date of the next succeeding Auction.

        (b) On each Auction Date for APS, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall;

        (i) advise each Beneficial Owner and Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid or Sell Order whether such Bid or Sell Order was accepted or rejected, in whole or in part;

(ii) instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Bidder’s Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of APS to be purchased pursuant to such Bid against receipt of such shares;

(iii) instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder’s Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of APS to be sold pursuant to such Bid or Sell Order against payment therefor;

(iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order and each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid of the Applicable Rate for the next succeeding Rate Period;

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(v) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date of the next succeeding Auction; and

(vi) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction.

        (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order for APS shall allocate any funds received by it pursuant to paragraph (b)(ii) above, and any APS received by it pursuant to paragraph (b)(iii) above, among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph (a)(v) above.

        (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sale of APS as determined in the Auction.

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APPENDIX D

AUCTION PROCEDURES

        The following procedures and definitions will be set forth in the Certificate of Vote. The terms not defined below are defined in the Glossary or elsewhere in the statement of additional information or prospectus.

        Certificate of Vote: Part II

        1. Certain Definitions.

        “Affiliate” shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust, provided, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund, one of the trustees or executive officers of which is also a Trustee or officer of the Trust be deemed to be an Affiliate solely because such trustee or executive officer is also a Trustee or officer of the Trust.

        “Agent Member” shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        “Applicable Percentage” on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such APS in effect at the close of business on the Business Day next preceding such Auction Date.

Prevailing Rating	Percentage
“AAA” or higher	110%
“AA”	125%
“A”	150%
“BBB”	200%
Below “BBB”	250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal and Massachusetts individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local income tax paid or incurred) or the maximum marginal regular Federal corporate income tax paid or rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

        For purposes of this definition, the “prevailing rating” shall be (i) “aa3” or higher if the APS have a rating of “AAA” or better by S&P or the equivalent of such ratings by any other Rating Agency then rating the APS, (ii) if not “AAA” or higher, then “AA” if the APS have a rating of “AA” or better by S&P or the equivalent of such rating by any Other Rating Agency then rating the APS, (iii) if not “AAA” or higher or “AA”, then “A” if the APS have a rating of “A” or better by S&P or the equivalent of such rating by any Other Rating Agency then rating the APS, (iv) if not “AAA” or higher, “AA” or “A”, then “BBB” if the APS have a rating of “BBB” or better by S&P or better by S&P or the equivalent of such rating by any Other Rating Agency then rating the APS, and (v) if not “AAA” or higher, “AA”, “A” or “BBB”, then Below “BBB”, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency; and provided further, however, that if more than one rating agency is engaged by the Trust to provide a rating for the APS, then the “prevailing rating” will be determined with reference to the lower of such ratings. The Trust shall take all reasonable action necessary to enable S&P or any Other Rating Agency to provide a rating for the APS. If S&P shall not make such a rating available, the Trust in consultation with Paine Webber Incorporated or its successor as Broker-Dealer shall elect a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Trust shall take all reasonable action to enable such rating agency or agencies to provide a rating for such APS.

D-1

        “Available APS” shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

        “Bid” and “Bids” shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

        “Bidder” and “Bidders” shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

        “Beneficial Owner” means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

        “Broker-Dealer” shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member of participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

        “Broker-Dealer Agreement” shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

        “Existing Holder,” means a Broker-Dealer or any such other Person as may be permitted by the Trust that is listed as the Holder of APS in the records of the Auction Agent.

        “Hold Order” and “Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

        “Maximum Rate,” on any Auction Date, shall mean:

(i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days designated by the Trust pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the Reference Rate on such Auction Date for the next Rate Period and (B) the Applicable Percentage on such Auction Date, unless the APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days of less) and an Auction at which Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

(A) the dividend rate on the APS for the then-ending Rate Period, and

(B) the product of (1) the higher of (x) the “AA” Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (y) the “AA” Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (2) the Applicable Percentage on such Auction Date: or

(ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Trust pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the Reference Rate on such Auction Date for the then-ending Rate Period, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (2) the Reference Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or greater, and (3) the Reference Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

D-2

        “Order” and “Orders” shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

        “Outstanding” shall mean, as of any Auction Date of APS, the number of shares theretofore issued by the Trust except, without duplication, (i) any APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust or as to which a notice of redemption shall have been given by the Trust, (ii) any APS as to which the Trust or any thereof shall be an Existing Holder and (iii) any APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

        “Person” shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        “Potential Beneficial Owner” means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

        “Potential Holder” means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

        “Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

        “Sell Order” and “Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

        “Service” shall mean the Internal Revenue Service of the United States.

        “Submission Deadline” shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        “Submitted Bid and “Submitted Bids” shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

        “Submitted Hold Order” and “Submitted Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

        “Submitted Order” and “Submitted Orders” shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         “Submission Processing Deadline” shall mean the earlier of (i) 40 minutes after the Submission Deadline and (ii) the time when the Auction Agent begins to disseminate the results of the Auction to the Broker-Dealers.

         “Submission Processing Representation” shall have the meaning specified in Section 2.8 of the Auction Agency Agreement.

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        “Submitted Sell Order” and “Submitted Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

        “Sufficient Clearing Bids” shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

        “Winning Bid Rate” shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

2. Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

(a) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners only may participate in Auctions through their Broker-Dealers. Brokers-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as a Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Prior to the Submission Deadline on each Auction Date:

(i) each Beneficial Owner of APS subject to an Auction on such Auction Date may submit to its Broker-Dealer by telephone or otherwise information as to:

(A) the number of outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

(B) the number of outstanding shares, if any, of APS which such Beneficial Owner offers to sell if the Applicable Rate for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner, and/or

(C) the number of outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Rate Period;

and

(ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of APS which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer or the communication by a Broker-Dealer acting for its own account to the Auction Agent of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order: and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Seller Order” and collectively as “Sell Orders.” Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

D-4

(b) (i) A Bid by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein;

(B) such number or a lesser number of outstanding APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

(C) the number of outstanding APS specified in such Bid if the rate specified therein shall be higher than the Maximum Rate; or such number or a lesser number of outstanding APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

(ii) A Sell Order by an Existing Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell;

(A) the number of outstanding APS specified in such Sell Order; or

(B) such number or a lesser number of outstanding APS as set froth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

(iii) A Bid by a Potential Holder of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase;

(A) the number of outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

(B) such number or a lesser number of outstanding APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of APS other than whole share shall be valid.

        3. Submission of Orders by Broker-Dealers to Auction Agent.

        (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Processing Deadline on each Auction Date all Orders for APS subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owner and shall specify with respect to each Order for such shares:

(i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

(ii) the aggregate number of APS that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of APS:

(A) the number of shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

D-5

(B) the number of shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

(C) the number of shares, if any, of APS subject to any Sell Order placed by such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of APS, the rate and number of APS specified in such Potential Holder’s Bid.

        (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c) If an Order or Orders covering all of the outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Processing Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d) If any Existing Holder submits to the Auction Agent one or more Orders covering in the aggregate more than the number of outstanding APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order or priority:

(i) all Hold Order for APS shall be considered valid, but only up to and including in the aggregate the number of outstanding APS held by such Existing Holder, and if the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of outstanding APS held by such Existing Holder;

(ii) (A) any Bid for APS shall be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid for APS with the same rate is submitted by such Existing Holder and the number of outstanding APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of APS equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid for APS with different rates is submitted by such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D) in any such event, the number, if any, of such outstanding APS subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for APS by a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for APS shall be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

        (e) If more than one Bid for APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, prior to the Submission Deadline, or by a Broker-Dealer to the Auction Agent, prior to the Submission Processing Deadline on any Auction Date shall be irrevocable.

D-6

        4. Determination of Sufficient Clearing Bids. Winning Bid Rate and Applicable Rate.

        (a) Not earlier than the Submission Processing Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers subject to a Submission Processing Representation (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order”, as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall for APS for which an Auction is being held determine:

(i) the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available APS”);

(ii) from the Submitted Orders whether:

(A) the number of outstanding APS subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of:

(B) the number of outstanding APS subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

(C) the number of outstanding APS subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of APS in subclauses (B) and (C) above is zero because all of the outstanding APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids”); and

(iii) if Sufficient Clearing Bids exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate”) which if:

(A) (I) each such Submitted Bid from Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the APS that are subject to such Submitted Bids; and

(B) (I) each such Submitted Bid from Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of outstanding APS which, when added to the number of outstanding APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS.

        (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Trust of the Maximum Rate for APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for the next succeeding Rate Period thereof as follows:

(i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate so determined;

(ii) if Sufficient Clearing Bids do not exist (other than because all of the outstanding APS are subject to Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Maximum Rate; or

D-7

(iii) if all of the outstanding APS are subject to Submitted Hold Orders, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the product of (A)(I) the “AA” Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (B) minus the maximum combined marginal regular Federal and Massachusetts individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local income taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate, whichever is greater, provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for Federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes will be the rate described in the preceding clause (A)(I) or (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

        5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Paragraph (a) Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for APS have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order or priority and all other Submitted Bids shall be rejected:

(i) Existing Holders’ Submitted Bids for APS specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for APS specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

(iv) each Existing Holder’s Submitted Bid for APS specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of outstanding APS subject to all such Submitted Bids shall be greater than the number of APS (“remaining shares”) in the excess of the Available APS over the number of APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

(v) each Potential Holder’s Submitted Bid for APS specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of APS obtained by multiplying the number of shares in the excess of the Available APS over the number of APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate; and

D-8

        (b) If Sufficient Clearing Bids for APS have not been made (other than because all of the outstanding APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected;

(i) Existing Holders’ Submitted Bids for APS specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for APS specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for APS specifying any rate that is higher than the Maximum Rate and the Submitted Sell Orders for APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of APS obtained by multiplying the number of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the outstanding APS are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of APS so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS for such Auction Date.

        (f) Based on the results of each Auction for APS, the Auction Agent shall determine the aggregate number of APS to be purchased and the aggregate number of APS to be sold by Potential Holders and Existing Holders and, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of APS such Broker-Dealer shall receive, as the case may be, APS.

        6. Notification of Allocations. In normal circumstances, whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Trust may notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

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        7. Miscellaneous.

        (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to the APS prior to the issuance of the APS.

        (b) A Beneficial Owner may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer; provided that in the case of all transfers other than pursuant to Auctions, such Beneficial Owner, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

        (c) All of the APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

        (d) Neither the Trust nor any affiliate thereof may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Trust may submit Orders in an Auction, but only if such Orders are not for its own account.

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PART C. OTHER INFORMATION

Item 25. Financial Statements And Exhibits.

(1)	Financial Statements

Part A:	Financial Highlights for each of the fiscal years in the ten-year period ended December 31, 2004 and the six months ended June 30, 2005.

Part B:	Schedule of Investments of the Fund as of December 31, 2004.*

Statement of Net Assets of the Fund as of December 31, 2004.*

Statement of Operations of the Fund for the year ended December 31, 2004.*

Statements of Changes in Net Assets of the Fund for the years ended December 31, 2003 and December 31, 2004.*

Financial Highlights for each of the years in the five-year period ended December 31, 2004.*

Report of Independent Registered Public Accounting Firm.*

Schedule of Investments of the Fund as of June 30, 2005.**

Statement of Net Assets of the Fund as of June 30, 2005.**

Statement of Operations of the Fund for the six months ended June 30, 2005.**

Statement of Changes in Net Assets of the Fund for the six months ended June 30, 2005.**

Financial Highlights of the Fund for the six months ended June 30, 2005 and each of the years in the five-year period ended December 31, 2004.**

*	Incorporated by reference to the Registrant’s Annual Report to Shareholders for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission (“Commission”) on March 1, 2005 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended (“1940 Act”).
**	Incorporated by reference to the Registrant’s Semi-Annual Report to Stockholders for the six month period ended June 30, 2005 to be filed with the Commission on August __, 2005 pursuant to Rule 30b2-1 under the 1940 Act.

Exhibits	Description
(a)(1)	Agreement and Declaration of Trust of the Registrant.
(a)(2)	Amendment to Declaration of Trust, dated December 7, 1993.
(a)(3)	Restated Amendment No.1 to Declaration of Trust, dated August 28, 1996.
(a)(4)	Amendment to Declaration of Trust, dated February 23, 1999.
(a)(5)	Amendment to “Restated Amendment No.1 to Declaration of Trust, dated August __, 2005.
(b)(1)	By-laws of the Registrant.

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Exhibits	Description
(b)(2)	Amendment to By-laws, dated January 12, 1996.
(b)(3)	Amendment to By-laws, dated February 23, 1999.
(b)(4)	Amendment to By-laws, dated September 30, 2004.
(c)	Not applicable.
(d)(1)	Portions of the Declaration of Trust, By-laws and Certificate of Designation of the Registrant defining the rights of holders of shares of the Registrant.(a)
(d)(2)	Form of specimen certificate for the APS of the Registrant.
(e)	Form of Automatic Dividend Reinvestment Plan.
(f)	Not applicable.
(g)	Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”).
(h)(1)	Form of Purchase Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) relating to the APS.
(h)(2)	Form of Merrill Lynch Standard Dealer Agreement.(b)
(i)	Not applicable.
(j)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(c)
(k)(l)	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and BONY.
(k)(2)	Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company.
(k)(3)	Administration Agreement between the Registrant and Princeton Administrators, L.P.
(k)(4)	Form of Auction Agent Agreement between the Registrant and Deutsche Bank Trust Company Americas.
(k)(5)	Form of Broker-Dealer Agreement.
(k)(6)	Form of Letter of Representations.
(l)	Opinion and Consent of Goodwin Procter LLP.*
(m)	Not applicable.
(n)	Consent of ______________, independent auditors for the Registrant.*
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics.(d)

(a)	Reference is made to the Registrant’s Declaration of Trust, filed as Exhibit (a)(1) to this Registration Statement; and to the Amendment to Restated Amendment No. 1 of the Declaration of Trust filed as Exhibit (a)(6) to this Registration Statement.
(b)	Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of Preferred Income Strategies Fund, Inc. (File No. 333-102712), filed on March 25, 2003.
(c)	Incorporated by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 Preferred Income Strategies Fund, Inc. (File No. 333-102712), filed March 25, 2003
(d)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
*	To be provided by amendment.

Item 26. Marketing Arrangements.

        See Exhibits (h)(1) and (2).

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Item 27. Other Expenses of Issuance and Distribution.

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$ 1,177
Printing (other than stock certificates)	$ 14,850
Legal fees and expenses	$100,000
Accounting Fees and Expenses	$ 13,900
Rating Agency Fees	$ 15,000
Miscellaneous	$ 5,073

Total	$150,000

Item 28. Persons Controlled by or Under Common Control with Registrant.

        The Registrant is not controlled by or under common control with any person.

Item 29. Number of Holders of Securities.

Title of Class	Number of Record Holders At June 30, 2005
Common Shares, $.01 par value	2,337,586
Preferred Shares	200

Item 30. Indemnification.

        Section 4.5 of the Registrant’s Declaration of Trust and the Investment Advisory Agreement filed as Exhibit (g) provide for indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be provided to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Reference is made to Section seven of the Purchase Agreement, a form of which is filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the Underwriter.

        In Section 7 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the “1933 Act”) against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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Item 31. Business And Other Connections Of The Investment Adviser.

        FAM (the “Investment Adviser”), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

        Merrill Lynch Investment Managers, L.P. (“MLIM”), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

        The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

        The address of the Investment Adviser, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

        Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his, her or its own account or in the capacity of director, officer, employee, partner or Director. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more of such companies.

Name	Position(s) with Investment Adviser	Other Substantial Business, Profession, Vocation Or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President

President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2004; Senior Vice President of MLIM from 1999 to 2000; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of MLIM; Senior Vice President, Treasurer and Director of Princeton Services; Vice President of FAMD

Andrew J. Donohue	General Counsel	First Vice President and General Counsel of MLIM; Senior Vice President and Director of Princeton Services; President and Director of FAMD

Alice A. Pellegrino	Secretary	Secretary of MLIM, Princeton Services and FAMD

C-4

Item 32. Location of Account and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its Investment Adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its custodian, State Street Bank and Trust Company (One Heritage Drive, 2 North, North Quincy, Massachusetts 02171), and its transfer agent, The Bank of New York (100 Church Street, New York, New York 10286).

Item 33. Management Services.

        Not applicable.

Item 34. Undertakings.

        (1) The Registrant undertakes to suspend the offering of the shares of preferred stock covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of preferred stock declines more than 10% from its net asset value per share of preferred stock as of the effective date of this Registration Statement, or (2) its net asset value per share of preferred stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

        (2) Not applicable.

        (3) Not applicable.

        (4) Not applicable.

        (5) The Registrant undertakes that:

(a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6) The Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

C-5

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, State of New Jersey, on the 5th day of August, 2005.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST (Registrant)

By:	/s/ Brian D. Stewart
(Brian D. Stewart)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

	Signatures	Title	Date
	JOHN M. LOFFREDO* (John M. Loffredo)	President (Principal Executive Officer)

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	WALTER B. PRINCE* (Walter B. Prince)	Trustee

	FRANK NESVET* (Frank Nesvet)	Trustee

	JAMES F. CARLIN, III* (James F. Carlin, III)	Trustee

	EDWARD M. MURPHY* (Edward M. Murphy)	Trustee

	JAMES M. STOREY* (James M. Storey)	Trustee

	THOMAS H. GREEN, III* (Thomas H. Green, III)	Trustee

August 5, 2005
*By	/s/ Brian D. Stewart (Brian D. Stewart, Attorney-in-Fact)

C-6

POWER OF ATTORNEY

        The undersigned, John M. Loffredo, Donald C. Burke, Walter B. Prince, Frank Nesvet, James F. Carlin, III, Edward M. Murphy, James M. Storey, and Thomas H. Green, III, the Trustees and/or the Officers of The Massachusetts Health & Education Tax-Exempt Trust, hereby authorize John M. Loffredo, Andrew J. Donohue, Donald C. Burke and Brian D. Stewart or any of them, as attorney-in-fact, to sign on his behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for or on behalf of The Massachusetts Health & Education Tax-Exempt Trust.

Dated: June 14, 2005

/s/ John M. Loffredo John M. Loffredo (President/Principal Executive Officer)	/s/ James F. Carlin, III James F. Carlin, III (Trustee)

/s/ Donald C. Burke Donald C. Burke (Vice President/Treasurer/Principal Financial and Accounting Officer)	/s/ Edward M. Murphy Edward M. Murphy (Trustee)

/s/ Walter B. Prince Walter B. Prince (Trustee)	/s/ James M. Storey James M. Storey (Trustee)

/s/ Frank Nesvet Frank Nesvet (Trustee)	/s/ Thomas H. Green, III Thomas H. Green, III (Trustee)

C-7

EXHIBIT INDEX

(a)(1)	Agreement and Declaration of Trust of the Registrant.
(a)(2)	Amendment to Declaration of Trust, dated December 7, 1993.
(a)(3)	Restated Amendment No.1 to Declaration of Trust, dated August 28, 1996.
(a)(4)	Amendment to Declaration of Trust, dated February 23, 1999.
(a)(5)	Amendment to Restated Amendment No.1 to Declaration of Trust, dated August __, 2005.
(b)(1)	By-laws of the Registrant.
(b)(2)	Amendment to By-laws, dated January 12, 1996.
(b)(3)	Amendment to By-laws, dated February 23, 1999.
(b)(4)	Amendment to By-laws, dated September 30, 2004.
(d)(2)	Form of specimen certificate for the APS of the Registrant.
(e)	Form of Automatic Dividend Reinvestment Plan.
(g)	Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”).
(h)(1)	Form of Purchase Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) relating to the APS.
(k)(l)	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and BONY.
(k)(2)	Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company.
(k)(3)	Administration Agreement between the Registrant and Princeton Administrators, L.P.
(k)(4)	Form of Auction Agent Agreement between the Registrant and Deutsche Bank Trust Company Americas.
(k)(5)	Form of Broker-Dealer Agreement.
(k)(6)	Form of Letter of Representations.